UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-7393
                                   ------------


                             GROWTH AND INCOME TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------

Date of reporting period:    9/30
                         --------------

Balanced Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Balanced Portfolio are RiverSource Balanced Fund and Ameriprise Financial, Inc. The shareholder report filed with this Form is the report provided to shareholders of RiverSource Balanced Fund.

Annual Report                               [RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource(SM)

Balanced Fund

Annual Report for the
Period Ended Sept. 30, 2005

> RiverSource Balanced Fund (formerly AXP(R)Mutual) seeks to provide shareholders with a balance of growth of capital and current income.

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

The Fund's Long-term Performance                                     12

Investments in Securities                                            14

Financial Statements (Portfolio)                                     30

Notes to Financial Statements (Portfolio)                            33

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                39

Financial Statements (Fund)                                          40

Notes to Financial Statements (Fund)                                 43

Report of Independent Registered
   Public Accounting Firm (Fund)                                     50

Federal Income Tax Information                                       51

Fund Expenses Example                                                53

Board Members and Officers                                           55

Approval of Investment Management
   Services Agreement                                                58

Proxy Voting                                                         63

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Fund Snapshot AT SEPT. 30, 2005

PORTFOLIO MANAGERS

Fixed Income

Portfolio managers                        Since       Years in industry
Tom Murphy, CFA                           2/03               19
Scott Kirby                               6/03               19
Jamie Jackson,CFA                         6/03               17

Equities

Portfolio manager                         Since       Years in industry
Bob Ewing,CFA                             4/02               15

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates by class
A: 4/16/40        B: 3/20/95   C: 6/26/00   Y: 3/20/95

Ticker symbols by class
A: INMUX          B: IDMBX     C: --        Y: IDMYX

Total net assets             $1.238 billion

Number of holdings                      523

STYLE MATRIX

Equities

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                   LARGE
                      MEDIUM  SIZE
                      SMALL

STYLE MATRIX (continued)

Bonds

     DURATION
SHORT  INT.  LONG
        X     X    HIGH
        X     X    MEDIUM  QUALITY
                   LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil (Oil & Gas)                                            3.0%
U.S. Treasury
   6.25% 2023
(U.S. Government Obligations & Agencies)                           2.5
Citigroup (Diversified Financial Services)                         2.2
Bank of America (Commercial Banks)                                 2.0
ConocoPhillips (Oil & Gas)                                         1.7
American Intl Group (Insurance)                                    1.5
Altria Group (Tobacco)                                             1.4
Chevron (Oil & Gas)                                                1.3
JPMorgan Chase & Co
(Diversified Financial Services)                                   1.2
Wells Fargo & Co (Commercial Banks)                                1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are subject to change.

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3 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON

                        For the year ended Sept. 30, 2005

                 +8.86% +16.69% +12.25% +2.80% +11.05% +10.05%

 +8.86% = RiverSource Balanced Fund Class A (excluding sales charge) +16.69% = Russell 1000(R) Value Index (unmanaged)
+12.25% = S&P 500 Index (unmanaged)
 +2.80% = Lehman Brothers Aggregate Bond Index (unmanaged)
+11.05% = Blended Index - 60% Russell 1000 Value Index
          and 40% Lehman Brothers Aggregate Bond Index (unmanaged) +10.05% = Lipper Balanced Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A                  Class B                   Class C           Class Y
(Inception dates)          (4/16/40)                (3/20/95)                 (6/26/00)         (3/20/95)
                        NAV(1)    POP(2)       NAV(1)   After CDSC(3)     NAV(1)    After CDSC(4)   NAV(5)
at Sept. 30, 2005
1 year                  +8.86%    +2.61%       +8.02%      +3.02%          +7.97%       +6.97%       +9.05%
3 years                +12.28%   +10.09%      +11.42%     +10.34%         +11.41%      +11.41%      +12.46%
5 years                 -2.13%    -3.28%       -2.88%      -3.25%          -2.89%       -2.89%       -1.96%
10 years                +3.89%    +3.27%       +3.09%      +3.09%           N/A          N/A         +4.04%
Since inception         +8.45%    +8.35%       +4.04%      +4.04%          -2.56%       -2.56%       +4.99%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, RiverSource Balanced Fund's portfolio management team discusses the Fund's positioning and results for fiscal year 2005.

Q:  How did RiverSource Balanced Fund perform for the year ended Sept. 30,
    2005?

A: RiverSource Balanced Fund rose 8.86% (Class A shares excluding sales charge) for the 12 months ended Sept. 30, 2005. The Russell 1000(R) Value Index returned 16.69%, while the S&P 500 Index (S&P 500) returned 12.25%. The Lehman Brothers Aggregate Bond Index (Lehman Index) rose 2.80% over the same period. The Lipper Balanced Funds Index, representing the Fund's peer group, advanced 10.05%. Recently, the Fund's investment manager recommended to the Fund that the Fund add the Blended Index (made up of 60% Russell 1000(R) Value Index and 40% Lehman Index) as a secondary benchmark. The Blended Index returned 11.05% for the annual period.

Q:  What factors most affected performance for the equity portion of the Fund?

    The market environment of the past year was generally favorable for equity investors. Stocks advanced despite higher oil and commodity prices and the Federal Reserve's (the Fed's) sequence of interest rate increases. Another positive for the Fund was the outperformance of value stocks, which was most pronounced in the large-cap segment. On the negative side, large-cap stocks underperformed their small- and mid-cap peers. The Fund underperformed its equity benchmark, the S&P 500, largely due to individual stock selection. Our sector allocation decisions were modestly beneficial relative to the S&P 500 Index.

    Stock selection in the telecommunications and industrials sectors added to performance, as did selection in the technology sector. Stock picking had the most negative impact in the financials sector, where our holdings of mortgage finance companies and diversified financial firms were notable detractors.

    The Fund's mix of consumer staples stocks also had a negative effect on performance. We had shifted the Fund's holdings toward higher quality consumer companies, including household products stocks. These have traditionally been safe havens for investors, but that was not the case in this period, as profit margins were negatively affected by rising commodity prices. Stock

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5 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Stock selection in the telecommunications and industrials sectors added to performance, as did selection in the technology sector. [END CALLOUT QUOTE]

    selection in the consumer discretionary sector also detracted from performance.

    The Fund benefited from larger-than-the S&P 500 Index positions in both technology and health care, as well as a below-the S&P 500 Index position in industrials. These positive effects were partially offset by a below-the S&P 500 Index position in utilities, which outperformed, and an above-the S&P 500 Index position in telecommunications, a lagging sector. Because utility dividends remain low and the stocks are trading at high valuations, they do not appeal to us, and we expect to maintain a below-the S&P 500 Index position. On the other hand, we see opportunities in both wireless and traditional wireline telecommunications companies. Wireless stocks have moved through the heaviest phase of capital investment and are in period of rapid earnings and cash flow growth, but remain at reasonable valuations. At the same time, we believe expectations for the demise of traditional wireline companies have been exaggerated. Although they face a changing business model, many are well-positioned with exposure to the wireless market and they tend to have very attractive dividend yields.

    The most significant individual contributors to performance included two energy companies, ConocoPhillips and Anadarko Petroleum, as well as travel and real estate services company Cendant, cell phone maker Nokia ADR and insurance company ACE. ConocoPhillips and Anadarko Petroleum advanced amid the continued strong performance of the energy sector. Although Cendant began the period with a low valuation and as the company undertook a rationalization of its business, including spin-offs of some non-core units, the market responded favorably. Nokia benefited from higher-than-expected cell phone sales, while ACE has been a beneficiary of firmer pricing in the insurance industry. Though ACE has some exposure to claims in the hurricane-affected areas, it has already raised capital in anticipation and may actually benefit from higher rates in the long run.

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6 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> In the fixed income portion of the Fund, our active management of duration added value during the fiscal year. [END CALLOUT QUOTE]

    Holding smaller-than-the S&P 500 Index positions in several strong performing stocks detracted from performance. These included energy stocks Exxon Mobil, Valero and Burlington Resources, as well as General Electric. Valuations of these energy companies made them unattractive to us, so we focused instead on other energy stocks such as ConocoPhillips and Anadarko Petroleum, two of the top contributors listed above. Similarly, General Electric's valuation made it expensive in our view. A larger-than-benchmark position in Spectrum Brands also had a negative impact. This consumer products company suffered downward pressure on its profit margins as raw material prices rose, but the company was unable to pass the costs along to its customers.

Q:  How did the fixed-income portion of the  Fund perform?

    Over the past year, bond performance was mixed as yields on 10-year Treasuries rose by about 0.20 percentage points and 30-year yields declined by about 0.30 percentage points. Shorter maturity bonds experienced the most dramatic yield increases as the Fed gradually, but persistently pushed short-term interest rates higher. As of Sept. 30, 2005, the Fed had boosted the short-term fed funds rate eleven times since June 2004 as it responded to stronger economic growth and threats of higher inflation.

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7 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Questions & Answers

    As interest rates fluctuated throughout the year, we actively adjusted the Fund's duration (a principal measure of interest rate risk) and its mix of long and short-term bonds. In general, we favored bonds with longer maturities over those with shorter maturities because we believed that the yield difference between short-term and long-term securities would decrease as the year progressed. In fact, the yield curve did become flatter and this positioning was advantageous. In the fixed income portion of the Fund, our active management of duration added value during the fiscal year. Tactical purchases of Treasury Inflation-Protected Securities (TIPS) were effective as well. Because TIPS accrue performance based on changes to inflation, these securities benefited from higher inflation during the time the Fund owned them.

    Our selection of individual corporate bond issues, the portfolio's exposure to commercial mortgage-backed securities and its holdings of non-dollar denominated bonds all added to performance for the fiscal period. A modest exposure to high-yield corporate bonds was also beneficial as these securities significantly outperformed Treasuries.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: The biggest changes within the equity portion were additions to the technology and energy sectors. In addition, we reduced the Fund's holdings of financial and health care stocks.

    Within the technology sector, we have begun to find opportunities among the very largest technology companies. Some of these have reached a level of maturity that still provides some growth potential, but also results in lower valuations, making their stock prices more palatable to value investors like us.

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8 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Questions & Answers

    In the energy sector, we have been watching for attractive opportunities to increase the portfolio's position. Given scarce energy production and companies having to spend more to find and extract energy resources, there appears to be secular support for higher energy earnings. However, we have tempered our enthusiasm because we consider energy valuations steep and because high energy prices could lead to demand reductions and supply increases, which would be a temporary setback for the sector. We have focused on opportunities among the big integrated oil companies that have some refining exposure, as well as on drilling and other service companies that are likely to benefit from the search for oil. The Fund's energy weighting is similar to that of the benchmark.

    Within the financials sector, we have reduced banks and insurance companies based on overwhelming evidence that rising rates and a flatter yield curve are challenging these companies. In addition, the Fund's weighting in mortgage stocks decreased as they declined. In the health care sector, health maintenance organizations (HMOs) performed very well during the year and the Fund took some profits among its HMO holdings.

    In the fixed income segment, we believe the fundamental and technical outlook for the corporate bond market has weakened. Consequently, the Fund's corporate position is now about equal to that of the benchmark. Instead, we have emphasized higher quality commercial mortgage-backed securities and asset-backed securities, which offer attractive yields as well as defensive characteristics that are appealing in the current bond environment. We trimmed our allocation to higher quality high-yield corporate bonds during the final three months of the fiscal year, while maintaining our focus on BB-rated corporate issues which are slightly below investment grade. In the mortgage-backed security segment, we are focusing on mortgages with coupons higher than current mortgage lending rates. This defensive approach offers both attractive yield and increased protection against higher interest rates.

    The Fund's allocation between stocks and bonds was essentially unchanged during the period. We typically do not make significant changes to the allocation, which is approximately 65% equities and 35% bonds, unless there is a significant valuation disparity between stocks and bonds.

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9 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Questions & Answers

Q: How do you intend to position the equity portion of the Fund in the coming months?

    To summarize the Fund's positioning, we have larger-than-the S&P 500 Index allocations in technology and industrials, an approximately equal-to-the S&P 500 Index position in energy and below-the S&P 500 Index positions in financials and utilities.

    We continue to emphasize quality companies and have kept the Fund's average market capitalization a bit higher than it normally would be. We have also been especially cautious about valuations on the stocks we hold. Although this careful approach hampered the Fund's gains during the market advance of the past year, we are confident it is the most prudent approach given the current market outlook. As time passes and we move further along in the economic cycle and into the Fed's cycle of interest rate increases, market risks are likely to increase. We believe our high quality, value-oriented equity strategy positions the Fund well for such an environment.

Q: How do you intend to position the fixed income portion of the Fund in the coming months?

    We continue to believe interest rates will move higher. Toward the end of the fiscal period, the bond market seemed to reluctantly agree with our long-held view that the Fed would continue to raise rates in response to mounting inflation pressures, a housing market that appears overvalued and economic growth that remains higher than historic trends. However, we still think the market is underestimating exactly how much the Fed will have to raise rates to materially dampen economic growth and curtail inflation pressures. We believe the Fed will follow a gradualist approach, ultimately reaching a 4.50-4.75% fed funds rate by early 2006. Though higher long-term interest rates would help the Fed slow the economy, it is important to note that if long-term rates don't rise sufficiently, the Fed may be forced to push short rates even higher. We believe this outlook supports the defensive posture we have established in the fixed income segment of the Fund.

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10 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Questions & Answers

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at Sept. 30, 2005

[PIE CHART]

Stocks
Financials 17.9%
Energy 9.5%
Consumer Discretionary 5.8%
Industrials 5.7%
Information Technology 5.5%
Consumer Staples 5.1%
Telecommunication Services 4.1%
Health Care 4.0%
Utilities 2.9%
Materials 2.4%

Bonds
Mortgage-Backed 13.7%
U.S. Government Obligations & Agencies 8.1%
Corporate Bonds* 7.9%
Commercial Mortgage-Backed 4.4%
Asset-Backed 1.6%
Foreign Government 0.6%

Cash Equivalents
Short-Term Securities** 0.8%

  * Includes 2.2% Financials, 2.2% Telecommunication, 1.2% Utilities, 0.9% Consumer Discretionary, 0.5% Industrials, 0.3% Consumer Staples, 0.3% Health Care, 0.2% Energy and 0.1% Materials.

 ** Of the 0.8%, 0.4% is due to security lending activity and 0.4% is the Portfolio's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of the McGraw-Hill Companies, Inc.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                         Short-term     Long-term
Fiscal year ended             Income    capital gains capital gains   Total
Sept. 30, 2005                 $0.23          $--          $--        $0.23
Sept. 30, 2004                  0.18           --           --         0.18
Sept. 30, 2003                  0.17           --           --         0.17
Sept. 30, 2002                  0.20           --           --         0.20
Sept. 30, 2001                  0.22           --           --         0.22

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11 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart below illustrates the total value of an assumed $10,000 investment in RiverSource Balanced Fund Class A shares (from 10/01/95 to 9/30/05) as compared to the performance of five widely cited performance indices, the Russell 1000(R) Value Index, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Blended Index and the Lipper Balanced Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE BALANCED FUND

RiverSource Balanced Fund
Class A (includes sales charge)   $9,425  $10,541  $13,164  $13,256   $14,809  $15,369  $11,213    $9,750  $11,388  $12,677  $13,800
Russell 1000(R) Value Index(1)   $10,000  $11,795  $16,785  $17,388   $20,643  $22,482  $20,479   $17,008  $21,153  $25,493  $29,748
Standard & Poor's 500 Index(2)   $10,000  $12,034  $16,901  $18,430   $23,554  $26,682  $19,576   $15,565  $19,363  $22,049  $24,750
Lehman Brothers Aggregate Bond
Index(3)                         $10,000  $10,490  $11,509  $12,833   $12,786  $13,679  $15,451   $16,780  $17,688  $18,338  $18,852
Blended Index(4)                 $10,000  $11,264  $14,471  $15,524   $17,227  $18,693  $18,606   $17,303  $20,208  $22,957  $25,493
Lipper Balanced Funds Index(5)   $10,000  $11,184  $13,988  $14,662   $16,638  $18,487  $16,577   $14,948  $17,517  $19,371  $21,317
                                  `95       `96      `97      `98      `99       `00      `01      `02       `03      `04      `05

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12 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

COMPARATIVE RESULTS

Results at Sept. 30, 2005                                                                                        Since
                                                         1 year        3 years      5 years     10 years     inception(6)
RiverSource Balanced Fund (includes sales charge)
Class A    Cumulative value of $10,000                    $10,261      $13,343      $8,464      $13,800     $1,904,649
           Average annual total return                     +2.61%      +10.09%      -3.28%       +3.27%         +8.35%
Russell 1000(R) Value Index(1)
           Cumulative value of $10,000                    $11,669      $17,488     $13,231      $29,748            N/A
           Average annual total return                    +16.69%      +20.48%      +5.76%      +11.52%            N/A
Standard & Poor's 500 Index(2)
           Cumulative value of $10,000                    $11,225      $15,901      $9,277      $24,750            N/A
           Average annual total return                    +12.25%      +16.72%      -1.49%       +9.49%            N/A
Lehman Brothers Aggregate Bond Index(3)
           Cumulative value of $10,000                    $10,280      $11,236     $13,778      $18,852            N/A
           Average annual total return                     +2.80%       +3.96%      +6.62%       +6.55%            N/A
Blended Index(4)
           Cumulative value of $10,000                    $11,105      $14,734     $13,637      $25,493            N/A
           Average annual total return                    +11.05%      +13.79%      +6.40%       +9.81%            N/A
Lipper Balanced Funds Index(5)
           Cumulative value of $10,000                    $11,005      $14,261     $11,531      $21,317            N/A
           Average annual total return                    +10.05%      +12.56%      +2.89%       +7.86%            N/A

Results for other share classes can be found on page 4.

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(4) The Blended Index consists of 60% Russell 1000 Value Index and 40% Lehman Brothers Aggregate Bond Index.

(5) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(6) Fund data is from April 16, 1940. The Fund began operating before the inception of the Russell 1000(R) Value Index, S&P 500 Index, Lehman Brothers Aggregate Bond Index, Blended Index and Lipper peer group.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the S&P 500 Index to the Russell 1000 Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Russell 1000 Value Index will be included.

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13 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Investments in Securities

Balanced Portfolio

Sept. 30, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (61.7%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.8%)
Boeing                                         48,635               $3,304,748
Empresa Brasileira de
  Aeronautica ADR                              99,379(c)             3,836,029
General Dynamics                               20,177                2,412,160
Goodrich                                       46,834                2,076,620
Honeywell Intl                                149,639                5,611,463
Lockheed Martin                                83,978                5,126,017
Northrop Grumman                              128,147                6,964,790
United Technologies                           101,732                5,273,787
Total                                                               34,605,614

Auto Components (--%)
Lear                                           18,004                  611,596

Automobiles (0.1%)
General Motors                                 28,390(n)               869,018

Beverages (0.8%)
Coca-Cola                                      28,596                1,235,061
Coca-Cola Enterprises                          27,719                  540,521
PepsiCo                                       135,406                7,678,874
Total                                                                9,454,456

Biotechnology (0.1%)
Biogen Idec                                    22,751(b)               898,209

Building Products (0.3%)
American Standard Companies                    43,656                2,032,187
Masco                                          71,039                2,179,476
Total                                                                4,211,663

Capital Markets (2.9%)
Bank of New York                              170,313                5,008,905
Franklin Resources                             37,542                3,152,026
Investors Financial Services                   52,094                1,713,893
Legg Mason                                     17,847                1,957,637
Lehman Brothers Holdings                       51,924                6,048,108
Merrill Lynch & Co                             86,188                5,287,634
Morgan Stanley                                 184,188                9,935,101
State Street                                   55,257                2,703,172
Total                                                               35,806,476

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Chemicals (1.2%)
Dow Chemical                                  244,880              $10,204,150
Eastman Chemical                               29,279                1,375,235
Lyondell Chemical                              73,799                2,112,127
RPM Intl                                       43,300                  796,720
Total                                                               14,488,232

Commercial Banks (4.7%)
Bank of America                               591,041(j)            24,882,826
Commerce Bancorp                               42,906(n)             1,316,785
PNC Financial Services Group                   78,327                4,544,533
US Bancorp                                    227,510                6,388,481
Wachovia                                      167,292                7,961,426
Wells Fargo & Co                              214,938               12,588,919
Total                                                               57,682,970

Commercial Services & Supplies (0.3%)
Avery Dennison                                 32,145                1,684,077
Cendant                                       104,429                2,155,414
Total                                                                3,839,491

Communications Equipment (0.8%)
Cisco Systems                                 192,589(b)             3,453,121
Corning                                        40,456(b)               782,014
Nokia ADR                                     301,468(c)             5,097,824
Total                                                                9,332,959

Computers & Peripherals (1.8%)
Dell                                           93,159(b)             3,186,038
EMC                                           246,735(b)             3,192,751
Hewlett-Packard                               276,829                8,083,406
Intl Business Machines                         92,848                7,448,267
Total                                                               21,910,462

Consumer Finance (0.7%)
Capital One Financial                          46,317                3,683,128
First Marblehead                               26,035(n)               661,289
MBNA                                          183,693                4,526,195
Total                                                                8,870,612

Containers & Packaging (0.3%)
Temple-Inland                                  91,137                3,722,946

See accompanying notes to investments in securities.

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14 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Diversified Financial Services (3.3%)
Citigroup                                     587,232              $26,730,801
Contax Participacoes ADR                       13,600(b,c)               8,448
JPMorgan Chase & Co                           422,378               14,331,286
Total                                                               41,070,535

Diversified Telecommunication Services (3.8%)
ALLTEL                                         20,318                1,322,905
BellSouth                                     239,009                6,285,937
Chunghwa Telecom ADR                          151,792(c)             2,809,670
Citizens Communications                        62,118                  841,699
MCI                                           433,521               11,015,769
SBC Communications                            491,311               11,776,724
Sprint Nextel                                 377,656                8,980,660
Tele Norte Leste
  Participacoes ADR                            26,889(c)               444,475
Telewest Global                                55,360(b,c)           1,270,512
Verizon Communications                         85,270                2,787,476
Total                                                               47,535,827

Electric Utilities (1.9%)
Entergy                                        67,818                5,040,234
Exelon                                        131,996                7,053,865
FPL Group                                      59,876                2,850,098
PPL                                            86,217                2,787,396
Southern                                      134,959                4,826,134
Xcel Energy                                    78,491                1,539,209
Total                                                               24,096,936

Electronic Equipment & Instruments (0.1%)
Flextronics Intl                              137,670(b,c)           1,769,060

Energy Equipment & Services (1.2%)
Cooper Cameron                                 29,482(b)             2,179,604
Halliburton                                    66,203                4,536,230
Schlumberger                                   17,158                1,447,792
Transocean                                     50,434(b)             3,092,109
Weatherford Intl                               49,182(b)             3,376,836
Total                                                               14,632,571

Food & Staples Retailing (0.6%)
CVS                                            65,751                1,907,437
Wal-Mart Stores                               113,524                4,974,621
Total                                                                6,882,058

Food Products (0.5%)
General Mills                                  55,005                2,651,241
Kellogg                                        75,643                3,489,412
Total                                                                6,140,653

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Gas Utilities (0.2%)
ONEOK                                          77,569               $2,638,897

Health Care Equipment & Supplies (0.7%)
Baxter Intl                                   102,624                4,091,619
Boston Scientific                              43,813(b)             1,023,910
Guidant                                        29,433                2,027,639
Hospira                                        44,139(b)             1,808,375
Total                                                                8,951,543

Health Care Providers & Services (0.8%)
Cardinal Health                                36,515                2,316,512
CIGNA                                          26,767                3,154,759
HCA                                            68,349                3,275,283
Medco Health Solutions                         25,354(b)             1,390,160
Total                                                               10,136,714

Hotels, Restaurants & Leisure (0.3%)
McDonald's                                     93,760                3,140,022

Household Durables (0.1%)
Leggett & Platt                                33,903                  684,840
Tempur-Pedic Intl                              22,382(b)               265,003
Total                                                                  949,843

Household Products (1.3%)
Colgate-Palmolive                              73,419                3,875,789
Procter & Gamble                              117,471                6,984,826
Spectrum Brands                               200,251(b)             4,715,911
Total                                                               15,576,526

Industrial Conglomerates (1.4%)
General Electric                              237,693                8,003,123
Tyco Intl                                     323,159(c)             8,999,978
Total                                                               17,003,101

Insurance (3.4%)
ACE                                           198,321(c)             9,334,969
AFLAC                                          20,057                  908,582
American Intl Group                           293,179               18,165,372
Assurant                                       33,527                1,276,038
Chubb                                          68,832                6,163,906
Endurance Specialty Holdings                   25,503(c)               869,907
First American                                 43,020                 1,964,723
Hartford Financial Services Group              48,514                3,743,825
Total                                                               42,427,322

Internet Software & Services (0.1%)
Google Cl A                                     2,145(b)               678,807

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

IT Services (0.5%)
Accenture Cl A                                 51,283(b,c)          $1,305,665
Affiliated Computer
  Services Cl A                                85,513(b)             4,669,010
Total                                                                5,974,675

Leisure Equipment & Products (0.1%)
Mattel                                         81,862                1,365,458

Machinery (0.7%)
Caterpillar                                    50,360                2,958,650
Deere & Co                                     26,578                1,626,574
Illinois Tool Works                            16,806                1,383,638
Ingersoll-Rand Cl A                            37,932(c)             1,450,140
ITT Inds                                       13,985                1,588,696
Total                                                                9,007,698

Media (4.1%)
Comcast Cl A                                  119,671(b)             3,515,934
Comcast Special Cl A                          166,654(b)             4,796,302
EchoStar Communications Cl A                   51,359                1,518,686
Liberty Global                                 56,697(b)             1,459,948
Liberty Global Cl A                            56,734                1,536,357
Liberty Media Cl A                            765,532(b)             6,162,533
News Corp Cl A                                 70,953                1,106,157
NTL                                           114,887(b)             7,674,452
Time Warner                                   285,183                5,164,664
Tribune                                        92,578                3,137,468
Viacom Cl B                                   240,829                7,949,764
Vivendi Universal ADR                          78,861(c)             2,581,121
Walt Disney                                   184,630                4,455,122
Total                                                               51,058,508

Metals & Mining (0.3%)
Alcan                                          50,417(c)             1,599,732
Alcoa                                          64,770                1,581,683
Total                                                                3,181,415

Multi-Utilities & Unregulated Power (0.7%)
Dominion Resources                             99,063                8,533,287

Multiline Retail (0.6%)

Federated Dept Stores                          25,593                1,711,404
JC Penney                                      39,511                1,873,612
Target                                         73,089                3,795,511
Total                                                                7,380,527

Office Electronics (0.1%)
Xerox                                          57,668(b)               787,168

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Oil & Gas (8.1%)
Anadarko Petroleum                            115,755              $11,083,541
BP ADR                                        112,190(c)             7,948,662
Chevron                                       244,044               15,796,968
ConocoPhillips                                299,173               20,915,183
Devon Energy                                   60,562                4,156,976
Exxon Mobil                                   566,813               36,015,297
Newfield Exploration                           59,069(b)             2,900,288
Royal Dutch Shell Cl A ADR                     34,554(c)             2,268,125
Total                                                              101,085,040

Paper & Forest Products (0.7%)
Bowater                                        80,419                2,273,445
Intl Paper                                    119,220                3,552,756
Weyerhaeuser                                   38,698                2,660,488
Total                                                                8,486,689

Personal Products (0.5%)
Avon Products                                  54,377                1,468,179
Estee Lauder                                   11,185                  389,574
Gillette                                       77,152                4,490,246
Total                                                                6,347,999

Pharmaceuticals (2.3%)
Bristol-Myers Squibb                           92,143                2,216,961
GlaxoSmithKline ADR                            23,292(c)             1,194,414
Johnson & Johnson                              38,569                2,440,646
Merck & Co                                     95,778                2,606,119
Novartis ADR                                   57,880(c)             2,951,880
Pfizer                                        434,830               10,857,705
Schering-Plough                               165,806                3,490,216
Wyeth                                          63,088                2,919,082
Total                                                               28,677,023

Real Estate Investment Trust (0.6%)
Apartment Investment &
  Management Cl A                              50,558                1,960,639
Equity Office Properties Trust                158,601                5,187,839
HomeBanc                                       89,087                  687,752
Total                                                                7,836,230

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Semiconductors & Semiconductor Equipment (1.2%)
ATI Technologies                               32,183(b,c)            $448,631
Broadcom Cl A                                  34,158(b)             1,602,352
Credence Systems                               43,909(b)               350,394
Cypress Semiconductor                         202,070(b)             3,041,154
Freescale Semiconductor Cl A                   56,496(b)             1,322,571
Freescale Semiconductor Cl B                   18,542(b)               437,220
Intel                                         134,334                3,311,332
MEMC Electronic Materials                     131,521(b)             2,997,364
Texas Instruments                              47,673                1,616,115
Total                                                               15,127,133

Software (0.9%)
Cadence Design Systems                        188,073(b)             3,039,259
Microsoft                                     174,453                4,488,675
Oracle                                        181,486(b)             2,248,612
Siebel Systems                                 91,354                  943,687
TIBCO Software                                 54,238(b)               453,430
Total                                                               11,173,663

Specialty Retail (0.4%)
Gap                                            58,743                1,023,890
Home Depot                                    100,969                3,850,958
Total                                                                4,874,848

Thrifts & Mortgage Finance (1.9%)
Countrywide Financial                         251,646                8,299,285
Fannie Mae                                    196,594                8,811,343
Freddie Mac                                    88,569                5,000,606
Washington Mutual                              37,450                1,468,789
Total                                                               23,580,023

Tobacco (1.4%)
Altria Group                                  237,763               17,525,511

Wireless Telecommunication Services (0.2%)
Vodafone Group ADR                            108,308(c)             2,812,759

Total Common Stocks
(Cost: $652,104,025)                                              $764,750,773

Bonds (35.6%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Sovereign (0.6%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00%             3,423,000(c)            $4,299,258
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50              1,612,000(c)             2,949,249
Total                                                                7,248,507

U.S. Government Obligations & Agencies (8.1%)
Federal Farm Credit Bank
   10-10-08               4.25              1,775,000                1,766,947
Federal Home Loan Bank
   04-18-08               4.13              1,355,000                1,346,687
Federal Home Loan Mtge Corp
   09-15-06               3.63              3,635,000                3,610,337
   06-15-08               3.88              9,525,000                9,390,698
   10-15-08               5.13              9,900,000               10,094,297
   03-18-09               3.76              1,440,000                1,405,752
   07-15-09               4.25              5,250,000                5,204,976
   07-12-10               4.13              9,932,000                9,769,433
U.S. Treasury
   09-15-10               3.88              2,645,000                2,607,597
   08-15-15               4.25              5,680,000(n)             5,644,500
   08-15-23               6.25             25,540,000               30,539,250
   02-15-26               6.00              9,909,000               11,686,427
   02-15-31               5.38                800,000                  896,250
U.S. Treasury Inflation-Indexed Bond
   01-15-15               1.63              4,645,192(p)             4,590,748
Total                                                               98,553,899

Asset-Backed (1.6%)
AAA Trust
  Series 2005-2 Cl A1
   11-26-35               3.93              2,321,928(d,m)           2,320,796
Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85                166,667(d,i)             166,682
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76                400,000(d,i)             390,392
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                650,000(i)               642,485
AmeriCredit Automobile Receivables Trust
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05              1,600,000(i)             1,577,750

See accompanying notes to investments in securities.

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17 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed (cont.)
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29%            $1,100,000(d,i)          $1,078,043
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84                600,000                  581,714
Capital Auto Receivables Asset Trust
  Series 2005-1 Cl A4
   07-15-09               4.05              1,100,000                1,091,068
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08                800,000                  790,552
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35                425,000                  422,274
Countrywide Asset-Backed Certificates
  Series 2005-10 Cl AF6
   02-25-36               4.92                700,000                  687,094
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                600,000                  592,428
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                700,000(i)               691,796
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               5.70                675,000(d,m)             675,108
Metris Master Trust
  Series 2004-2 Cl D
   10-20-10               7.07                200,000(d,m)             203,292
Metris Master Trust
  Series 2004-2 Cl M
   10-20-10               4.19                500,000(m)               500,420
Metris Master Trust
  Series 2005-1A Cl D
   03-21-11               5.70                225,000(d,m)             225,632
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                800,000                  785,444
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                450,000                  444,695
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54              1,000,000                  987,550
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49                475,000                  468,511

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed (cont.)
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86%              $135,952(i)              $135,632
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03-12-10               4.05              1,500,000(i)             1,487,520
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30                800,000                  790,240
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54              1,500,000                1,481,130
Total                                                               19,218,248

Commercial Mortgage-Backed(f) (4.3%)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               4.88                650,000                  654,428
Banc of America Large Loan
  Series 2005-BOCA Cl A2
   12-15-16               3.94              1,000,000(d,m)           1,000,213
Bank of America Commercial Mtge
  Series 2005-4 Cl A5A
   07-10-45               4.93              1,050,000                1,042,617
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89                597,251                  599,084
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                900,000                  885,364
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
   02-13-46               4.03                600,000                  584,052
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
   06-11-41               4.21              1,235,968                1,221,866
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46              2,227,138(d)             2,202,970
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
   11-15-30               5.68                900,000                  933,155
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15              1,919,949(d)             1,894,303
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               3.99              1,000,000(d,m)             999,730

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49%            $1,021,780               $1,010,861
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37               3.52              1,000,000                  968,692
Federal Natl Mtge Assn #385683
   02-01-13               4.83                882,036                  881,378
Federal Natl Mtge Assn #385717
   11-01-12               4.84                665,347                  671,661
Federal Natl Mtge Assn #386599
   11-01-10               4.47                289,895                  286,210
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56                732,605                  745,662
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12              1,100,000                1,073,919
GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
   07-10-45               4.59                824,052                  821,172
GE Capital Commercial Mtge
  Series 2005-C3 Cl A2
   07-10-45               4.85                620,000                  620,846
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55                900,000                  881,191
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
   05-10-43               4.21                632,463                  624,499
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76              2,300,000                2,288,279
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
   06-10-36               4.88                400,000                  400,047
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A1
   08-10-42               3.92                586,447                  578,131
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A3
   08-10-42               4.57              1,200,000                1,177,262
GS Mtge Securities II
  Series 2004-GG2 Cl A4
   08-10-38               4.96                775,000                  776,415
GS Mtge Securities II
  Series 2005-GG4 Cl A1
   07-10-39               4.37              1,036,263                1,026,444

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37%              $701,377                 $693,272
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
   07-12-37               4.39              1,035,903                1,018,262
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
   07-12-37               5.26                800,000                  814,072
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
   10-15-37               4.13                634,053                  616,381
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
   03-12-39               3.97                548,907                  533,671
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
   01-12-37               4.18                550,000                  536,713
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A5
   01-12-37               4.65                750,000                  737,122
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
   07-15-42               4.33              1,016,164                1,007,588
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39              1,035,000                1,058,104
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26               4.56              1,000,000                  984,848
LB-UBS Commercial Mtge Trust
  Series 2003-C8 Cl A2
   11-15-27               4.21              1,540,000                1,516,361
LB-UBS Commercial Mtge Trust
  Series 2003-C8 Cl A3
   11-15-27               4.83              1,340,000                1,339,531
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
   03-15-29               3.97                650,000                  619,203
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
   06-15-29               4.99                600,000                  608,623
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A2
   08-15-29               4.19                925,000                  908,378
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
   08-15-29               4.58                800,000                  788,358

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
   10-15-29               3.99%            $1,000,000                 $971,950
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
   12-15-29               4.20              1,100,000                1,078,605
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
   07-15-30               4.39                674,833                  670,906
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
   09-15-40               4.89                825,000                  826,964
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   06-12-43               4.22                869,327                  859,511
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27              1,644,967                1,552,713
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                700,000                  689,010
Morgan Stanley Capital I
  Series 2004-IQ8 Cl A2
   06-15-40               3.96              1,289,138                1,268,167
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39               5.98              1,895,000                2,004,670
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67                821,129                  792,702
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38              1,200,000                1,179,490
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A3
   10-15-41               4.62              1,050,000                1,032,101
Total                                                               53,557,727

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,l) (13.5%)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.27%              $919,575(g)              $922,404
Banc of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.04                518,906(g)               505,897
Banc of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34               4.14                890,088(g)               870,676
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00              1,059,843                1,065,259
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 4A1
   01-25-19               4.75                674,872                  666,411
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01-25-35               5.03              1,298,068(g)             1,285,883
Chaseflex Trust
  Series 2005-2 Cl 2A2
   06-25-35               6.50              1,828,281                1,873,418
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                739,042                  731,759
Countrywide Alternative Loan Trust
  Series 2005-54CB Cl 2A3
   10-25-35               5.50              1,020,000                1,030,195
Countrywide Alternative Loan Trust
  Series 2005-54CB Cl 3A7
   10-25-35               5.50              1,035,000                1,046,073
Countrywide Alternative Loan Trust
  Series 2005-6CB Cl 1A1
   04-25-35               7.50              1,073,665                1,113,114
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.62                599,050(g)               583,667
Countrywide Home Loans
  Series 2005-R2 Cl 2A1
   06-25-35               7.00              1,487,487(d)             1,548,552
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.41                619,183(g)               603,963
CS First Boston Mtge Securities
  Series 2005-10
   11-25-35               6.50              1,600,000(e)             1,632,499

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,l) (cont.)
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
   08-19-45               0.00%           $14,411,306(g,k)            $215,044
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   01-15-18               6.50                690,164                  726,405
   02-15-27               5.00              1,600,000                1,600,016
   10-15-27               5.00              3,750,000                3,755,559
   06-15-28               5.00              2,325,000                2,331,757
   12-15-28               5.50              1,095,000                1,106,947
   02-15-33               5.50              1,395,741                1,430,525
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
   02-15-14               7.40                519,313(k)                30,375
   10-15-22              14.56              1,980,863(k)               119,516
Federal Home Loan Mtge Corp
  Trust Series Z
   11-15-23               6.50                 44,153(h)                47,158
Federal Home Loan Mtge Corp #300779
   07-01-08               6.75                 10,853                   11,050
Federal Home Loan Mtge Corp #C59161
   10-01-31               6.00              1,653,032                1,682,848
Federal Home Loan Mtge Corp #C65869
   04-01-32               6.00              1,104,279                1,124,197
Federal Home Loan Mtge Corp #C67723
   06-01-32               7.00              1,330,149                1,402,444
Federal Home Loan Mtge Corp #C79925
   06-01-33               5.50              2,329,191                2,331,622
Federal Home Loan Mtge Corp #E01419
   05-01-18               5.50                590,886                  599,682
Federal Home Loan Mtge Corp #E93097
   12-01-17               5.50              1,609,338                1,633,500
Federal Home Loan Mtge Corp #E98725
   08-01-18               5.00                899,209                  897,977
Federal Home Loan Mtge Corp #E99592
   10-01-18               5.00                454,443                  453,939
Federal Home Loan Mtge Corp #E99684
   10-01-18               5.00              1,769,744                1,767,530
Federal Home Loan Mtge Corp #G01441
   07-01-32               7.00              1,947,798                2,035,328
Federal Home Loan Mtge Corp #G01535
   04-01-33               6.00              4,348,277                4,459,405
Federal Home Loan Mtge Corp #G11302
   07-01-17               7.00              2,039,374                2,129,413

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,l) (cont.)
Federal Natl Mtge Assn
   10-01-20               5.50%            $1,500,000(e)            $1,521,563
   10-01-20               6.00              4,000,000(e)             4,112,500
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
   12-25-26               8.00                678,927                  714,455
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
   12-25-12              13.29                419,839(k)                18,399
   12-25-22               8.27                545,513(k)                76,965
   12-25-31               1.19                722,672(k)               135,917
Federal Natl Mtge Assn #190988
   06-01-24               9.00                361,771                  390,500
Federal Natl Mtge Assn #250322
   08-01-25               7.50                617,034                  654,770
Federal Natl Mtge Assn #254236
   03-01-17               6.50              1,096,861                1,134,629
Federal Natl Mtge Assn #254383
   06-01-32               7.50                446,937                  472,984
Federal Natl Mtge Assn #254916
   09-01-23               5.50              1,668,128                1,678,903
Federal Natl Mtge Assn #545008
   06-01-31               7.00              1,508,932                1,593,606
Federal Natl Mtge Assn #545869
   07-01-32               6.50                294,002                  304,077
Federal Natl Mtge Assn #555375
   04-01-33               6.00              3,076,675                3,146,868
Federal Natl Mtge Assn #555376
   04-01-18               4.50              1,963,804                1,926,427
Federal Natl Mtge Assn #555458
   05-01-33               5.50              1,452,581                1,456,227
Federal Natl Mtge Assn #555734
   07-01-23               5.00              1,150,476                1,136,348
Federal Natl Mtge Assn #631027
   03-01-32               7.50                323,963                  342,864
Federal Natl Mtge Assn #653730
   09-01-32               6.50              1,438,414                1,487,232
Federal Natl Mtge Assn #654686
   11-01-32               6.00              1,830,829                1,868,262
Federal Natl Mtge Assn #662061
   09-01-32               6.50                702,308                  723,634
Federal Natl Mtge Assn #667604
   10-01-32               5.50              2,696,659                2,698,102
Federal Natl Mtge Assn #670387
   08-01-32               7.00                206,776                  216,441
Federal Natl Mtge Assn #674764
   01-01-33               6.00              2,646,874                2,698,400

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,l) (cont.)
Federal Natl Mtge Assn #678028
   09-01-17               6.00%            $2,869,853               $2,952,511
Federal Natl Mtge Assn #678946
   02-01-18               5.50              1,248,199                1,268,994
Federal Natl Mtge Assn #679208
   04-01-18               5.50                717,151                  729,254
Federal Natl Mtge Assn #688002
   03-01-33               5.50              1,475,659                1,480,254
Federal Natl Mtge Assn #688691
   03-01-33               5.50                727,825                  728,162
Federal Natl Mtge Assn #689093
   07-01-28               5.50                847,514                  849,222
Federal Natl Mtge Assn #695034
   02-01-33               6.50                771,309                  794,730
Federal Natl Mtge Assn #695220
   04-01-33               5.50              1,834,424                1,835,275
Federal Natl Mtge Assn #696681
   04-01-18               5.50                743,775                  758,077
Federal Natl Mtge Assn #696687
   03-01-18               5.50                640,410                  652,702
Federal Natl Mtge Assn #701937
   04-01-33               6.00                982,166                  998,742
Federal Natl Mtge Assn #705096
   06-01-18               5.00              2,721,611                2,718,638
Federal Natl Mtge Assn #712057
   07-01-18               4.50                525,154                  515,159
Federal Natl Mtge Assn #720006
   07-01-33               5.50              1,291,632                1,292,231
Federal Natl Mtge Assn #720070
   07-01-23               5.50              2,023,550                2,036,620
Federal Natl Mtge Assn #720378
   06-01-18               4.50                876,298                  859,619
Federal Natl Mtge Assn #725232
   03-01-34               5.00              3,804,024                3,732,705
Federal Natl Mtge Assn #725684
   05-01-18               6.00              2,067,057                2,127,050
Federal Natl Mtge Assn #731019
   07-01-33               5.50              1,154,776                1,159,354
Federal Natl Mtge Assn #732094
   08-01-18               5.50              1,438,279                1,461,242
Federal Natl Mtge Assn #735160
   12-01-34               4.37                985,160(g)               980,155
Federal Natl Mtge Assn #747008
   01-01-19               5.00              1,726,122                1,728,111
Federal Natl Mtge Assn #747339
   10-01-23               5.50              1,568,143                1,574,149
Federal Natl Mtge Assn #747584
   11-01-28               5.50              1,505,030                1,508,063

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,l) (cont.)
Federal Natl Mtge Assn #753085
   12-01-33               6.50%            $1,483,325               $1,542,984
Federal Natl Mtge Assn #759342
   01-01-34               6.50              1,954,067                2,025,051
Federal Natl Mtge Assn #765761
   02-01-19               5.00              2,025,385                2,021,450
Federal Natl Mtge Assn #768117
   08-01-34               5.44                558,545(g)               563,395
Federal Natl Mtge Assn #776962
   04-01-29               5.00              2,061,505                2,018,434
Federal Natl Mtge Assn #790759
   09-01-34               4.82              2,874,955(g)             2,867,198
Federal Natl Mtge Assn #804442
   12-01-34               6.50              1,569,226                1,615,242
Federal Natl Mtge Assn #811925
   04-01-35               4.92              1,089,922(g)             1,094,233
Federal Natl Mtge Assn #821378
   05-01-35               5.04              1,046,724(e,g)           1,053,904
Federal Natl Mtge Assn #837258
   09-01-35               4.92                599,314(g)               598,158
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.41                866,059(m)               875,802
First Horizon Alternative Mtge Securities
  Series 2005-AA2 Cl 2A1
   04-25-35               5.43              1,076,682(m)             1,087,331
First Horizon Alternative Mtge Securities
  Series 2005-AA3 Cl 3A1
   05-25-35               5.41              1,111,660(m)             1,117,207
Govt Natl Mtge Assn
   10-01-35               5.00              2,600,000(e)             2,572,375
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-70 Cl IC
   08-20-32               0.00              1,320,605(k)               203,326
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
   01-20-32               0.00                270,966(k)                33,133
Govt Natl Mtge Assn #604708
   10-15-33               5.50              1,407,901                1,422,175
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39                777,111(g)               759,088

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,l) (cont.)
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
   04-25-35               4.50%           $33,152,830(g,k)            $398,870
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34                644,746(g)               645,004
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.40                764,865(g)               749,377
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19               5.00              1,177,898                1,177,529
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34               6.00              1,530,205                1,549,501
Master Alternative Loans Trust
  Series 2004-7 Cl 8A1
   08-25-19               5.00              2,484,602                2,465,793
Master Alternative Loans Trust
  Series 2004-8 Cl 7A1
   09-25-19               5.00              1,182,065                1,172,915
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-3AC Cl B1
   03-25-34               4.93                992,895(g)               982,212
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-5 Cl B1
   05-25-34               4.61                697,537(g)               692,814
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50              2,469,717                2,447,219
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07              1,225,000(g)             1,213,968
Washington Mutual
  Series 2004-CB2 Cl 6A
   07-25-19               4.50              1,523,002                1,472,971
Washington Mutual
  Series 2004-CB4 Cl 22A
   12-25-19               6.00              2,769,349                2,824,082
Washington Mutual
  Series 2005-AR11 Cl A1B1
   08-25-45               4.12              2,296,395(g)             2,296,395
Wells Fargo Mtge Backed Securities Trust
  Series 2005-10 Cl A1
   10-25-35               5.00              2,100,000                2,046,188

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,l) (cont.)
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35               5.50%            $1,924,795               $1,913,367
Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR1 Cl 1A1
   02-25-35               4.56              5,009,093(g)             4,954,745
Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR16 Cl 6A3
   10-25-35               5.00              1,200,000(g)             1,194,375
Total                                                              166,290,910

Aerospace & Defense (--%)
L-3 Communications
   06-15-12               7.63                250,000                  263,750
   07-15-13               6.13                 80,000                   79,600
Moog
  Sr Sub Nts
   01-15-15               6.25                 25,000                   25,125
   01-15-15               6.25                 85,000(d)                85,425
Total                                                                  453,900

Automotive (--%)
DaimlerChrysler NA Holding
   11-15-13               6.50                375,000                  396,533

Banking (1.2%)
Banknorth Group
  Sr Nts
   05-01-08               3.75                940,000                  921,651
Citigroup
   08-03-10               4.63              2,230,000                2,215,902
HSBC Bank USA
  Sub Nts
   08-15-35               5.63              1,000,000                  984,994
JPMorgan Chase
  Sub Nts
   10-01-15               5.15              2,060,000(e)             2,046,404
KFW Intl Finance
   10-17-05               2.50              3,225,000(c)             3,223,152
Washington Mutual
   09-15-17               5.25              1,910,000                1,881,726
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45              3,855,000                4,148,705
Total                                                               15,422,534

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Building Materials (--%)
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00%              $105,000                 $108,675

Chemicals (0.1%)
Airgas
   10-01-11               9.13                150,000                  161,250
Compass Minerals Group
   08-15-11              10.00                160,000                  173,600
Georgia Gulf
  Sr Nts
   12-15-13               7.13                270,000                  275,400
MacDermid
   07-15-11               9.13                105,000                  112,350
Total                                                                  722,600

Diversified Manufacturing (0.2%)
Tyco Intl Group
   02-15-11               6.75              2,750,000(c)             2,970,294

Electric (1.1%)
CMS Energy
  Sr Nts
   01-15-09               7.50                230,000                  240,925
Consumers Energy
  1st Mtge
   09-15-35               5.80                450,000                  442,512
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                605,000                  608,818
Detroit Edison
  1st Mtge
   10-01-37               5.70                980,000(e)               976,709
Dominion Resources
   06-15-35               5.95                750,000                  732,665
DPL
  Sr Nts
   09-01-11               6.88                504,000                  543,060
Exelon
   06-15-15               4.90              1,800,000                1,704,253
IPALCO Enterprises
  Secured
   11-14-08               8.38                500,000                  530,000
   11-14-11               8.63                135,000                  149,850
NorthWestern Energy
  Secured
   11-01-14               5.88                110,000                  111,126

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (cont.)
Ohio Edison
   06-15-09               5.65%              $730,000(d)              $743,111
Ohio Edison
  Sr Nts
   05-01-15               5.45                220,000                  221,982
Ohio Power
  Sr Nts Series H
   01-15-14               4.85              1,305,000                1,287,604
Pacific Gas & Electric
   03-01-34               6.05              1,325,000                1,380,292
Pacificorp
  1st Mtge
   06-15-35               5.25                510,000                  487,885
Potomac Edison
  1st Mtge
   11-15-14               5.35                725,000(d)               734,454
Southern California Edison
  1st Mtge
   07-15-35               5.35                555,000                  538,947
Utilicorp Canada Finance
   06-15-11               7.75                345,000(c)               363,113
Westar Energy
  1st Mtge
   07-01-14               6.00              1,680,000                1,788,073
Total                                                               13,585,379

Entertainment (0.1%)
Time Warner
   05-15-29               6.63                750,000                  784,506

Food and Beverage (0.2%)
Burns Philp Capital Property
  Sr Sub Nts
   02-15-11              10.75                150,000(c)               168,000
Cott Beverages
   12-15-11               8.00                170,000                  174,250
Kraft Foods
   06-01-12               6.25                945,000                1,009,077
Kraft Foods
  Sr Unsecured
   11-01-11               5.63              1,385,000                1,427,921
Total                                                                2,779,248

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gaming (0.2%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75%               $65,000                  $68,331
   04-15-14               6.75                 85,000                   85,319
Caesars Entertainment
  Sr Nts
   04-15-13               7.00                460,000                  498,901
Harrah's Entertainment
   06-01-15               5.63                655,000(d)               647,507
MGM MIRAGE
   10-01-09               6.00                150,000                  148,125
MGM MIRAGE
  Sr Nts
   02-27-14               5.88                 70,000                   66,500
MGM MIRAGE
 Sr Unsecured
   07-15-15               6.63                390,000(d)               385,613
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                 85,000                   84,575
Mohegan Tribal Gaming Authority
  Sr Sub Nts
   04-01-12               8.00                105,000                  110,775
Station Casinos
  Sr Nts
   04-01-12               6.00                180,000                  179,775
Station Casinos
  Sr Sub Nts
   03-01-16               6.88                275,000(d)               278,781
Total                                                                2,554,202

Gas Pipelines (0.1%)
ANR Pipeline
   03-15-10               8.88                170,000                  183,755
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                 80,000(d)                77,900
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                135,000                  140,369
Pacific Energy Partners LP/Finance
  Sr Nts
   09-15-15               6.25                115,000(d)               115,288
Southern Natural Gas
  03-15-10                8.88                175,000                  189,159

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gas Pipelines (cont.)
Southern Star Central
  Secured
   08-01-10               8.50%              $100,000                 $107,250
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                385,000                  409,062
Total                                                                1,222,783

Health Care (0.3%)
Cardinal Health
   06-15-15               4.00              2,880,000                2,598,831
HCA
  Sr Nts
   03-15-14               5.75                180,000                  171,571
HCA
  Sr Unsecured
   01-15-15               6.38                160,000                  158,296
Triad Hospitals
  Sr Nts
   05-15-12               7.00                175,000                  179,813
Total                                                                3,108,511

Home Construction (0.1%)
DR Horton
   12-01-07               7.50                100,000                  104,654
   01-15-09               5.00                270,000                  266,423
DR Horton
  Sr Nts
   02-15-15               5.25                785,000                  734,795
Total                                                                1,105,872

Independent Energy (0.1%)
Chesapeake Energy
   01-15-15               7.75                230,000                  244,950
Chesapeake Energy
  Sr Nts
   06-15-14               7.50                  3,000                    3,203
Chesapeake Energy
  Sr Unsecured
   08-15-17               6.50                340,000(d)               345,950
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                265,000                  263,675

See accompanying notes to investments in securities.

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25 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Independent Energy (cont.)
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38%              $520,000                 $561,599
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                125,000                  131,563
Total                                                                1,550,940

Life Insurance (0.4%)
ASIF Global Financing XIX
  Secured
   01-17-13               4.90                580,000(d)               577,222
ING Security Life Institutional Funding
   01-15-10               4.25              1,295,000(d)             1,267,729
ING USA Global Funding
   10-01-10               4.50                780,000                  769,380
Pricoa Global Funding I
   06-25-12               4.63              2,915,000(d)             2,858,009
Total                                                                5,472,340

Lodging (--%)
Hilton Hotels
   12-01-12               7.63                290,000                  325,873
ITT
   11-15-15               7.38                115,000                  124,775
Total                                                                  450,648

Media Cable (0.3%)
Comcast
   03-15-11               5.50              3,230,000                3,292,080
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38                 75,000                   82,125
Videotron Ltee
   01-15-14               6.88                 75,000(c)                76,969
   12-15-15               6.38                 60,000(c,d)              59,550
Total                                                                3,510,724

Media Non Cable (0.2%)
Corus Entertainment
  Sr Sub Nts
   03-01-12               8.75                 75,000(c)                80,344
Dex Media East LLC/Finance
   11-15-09               9.88                100,000                  108,750
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                 70,000                   74,025

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media Non Cable (cont.)
Gray Television
   12-15-11               9.25%              $200,000                 $216,500
Lamar Media
   01-01-13               7.25                110,000                  114,950
LIN TV
  Sr Sub Nts
   05-15-13               6.50                 10,000(d)                 9,475
News America
   12-15-34               6.20              1,695,000                1,697,559
Quebecor Media
  Sr Nts
   07-15-11              11.13                 35,000(c)                38,238
Radio One
  Series B
   07-01-11               8.88                300,000                  318,750
Sun Media
   02-15-13               7.63                140,000(c)               146,475
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                200,000                  208,750
Total                                                                3,013,816

Metals (--%)
Peabody Energy
  Series B
   03-15-13               6.88                300,000                  313,500

Non Captive Consumer (0.1%)
Residential Capital
   06-30-10               6.38              1,715,000(d)             1,734,928

Oil Field Services (--%)
Key Energy Services
  Series C
   03-01-08               8.38                160,000                  165,000
Offshore Logistics
   06-15-13               6.13                 35,000                   34,475
Pride Intl
  Sr Nts
   07-15-14               7.38                 85,000                   92,331
Total                                                                  291,806

Other Financial Institutions (0.3%)
HSBC Finance
   06-30-15               5.00              2,825,000                2,778,351
Willis Group North America
   07-15-15               5.63                610,000                  606,076
Total                                                                3,384,427

See accompanying notes to investments in securities.

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26 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Packaging (--%)
Owens-Illinois Glass Container
   05-15-11               7.75%              $200,000                 $208,000
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                 90,000                   90,225
Total                                                                  298,225

Pharmaceuticals (0.1%)
AmerisourceBergen
   09-15-15               5.88                220,000(d)               217,250
Merck & Co
   02-15-13               4.38                700,000                  667,159
   03-01-15               4.75                255,000                  245,605
Total                                                                1,130,014

Property & Casualty (0.1%)
Allstate
  Sr Nts
   05-09-35               5.55                690,000                  665,870
Marsh & McLennan Companies
  Sr Unsecured
   09-15-15               5.75                495,000                  490,263
Total                                                                1,156,133

Railroads (0.1%)
Union Pacific
   04-15-12               6.50                140,000                  151,060
   05-01-14               5.38              1,550,000                1,581,572
Total                                                                1,732,632

Retailers (0.2%)
CVS
   09-15-14               4.88                965,000                  944,788
Wal-Mart Stores
   09-01-35               5.25                990,000                  958,058
Total                                                                1,902,846

Supermarkets (--%)
Kroger
   02-01-13               5.50                370,000                  369,793
   01-15-15               4.95                245,000                  233,748
Total                                                                  603,541

Transportation Services (0.1%)
ERAC USA Finance
   05-01-15               5.60                880,000(d)               889,108

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wireless (0.2%)
Nextel Communications
  Sr Nts Series E
   10-31-13               6.88%              $335,000                 $355,587
Nextel Communications
  Sr Nts Series F
   03-15-14               5.95              1,005,000                1,028,785
US Cellular
  Sr Nts
   12-15-33               6.70              1,060,000                1,080,332
Total                                                                2,464,704

Wirelines (1.7%)
BellSouth
  Sr Unsecured
   11-15-34               6.00                500,000                  502,090
Qwest
   03-15-12               8.88                185,000                  202,113
Qwest
  Sr Nts
   06-15-15               7.63                115,000(d)               117,444
Sprint Capital
   01-30-11               7.63              3,850,000                4,308,169
   11-15-28               6.88                135,000                  149,131
Telecom Italia Capital
   10-01-15               5.25              4,545,000(c)             4,466,053
TELUS
   06-01-11               8.00              3,650,000(c)             4,175,757
Verizon Pennsylvania
  Series A
   11-15-11               5.65              7,325,000                7,492,157
Total                                                               21,412,914

Total Bonds
(Cost: $444,139,649)                                              $441,397,574

Short-Term Security (0.7%)(o)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper
HSBC Finance
   10-03-05               3.89%            $9,200,000               $9,197,018

Total Short-Term Security
(Cost: $9,198,012)                                                  $9,197,018

Total Investments in Securities
(Cost: $1,105,441,686)(q)                                       $1,215,345,365

See accompanying notes to investments in securities.

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27 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2005, the value of foreign securities represented 6.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2005, the value of these securities amounted to $23,850,457 or 1.9% of net assets.

(e) At Sept. 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $13,989,094.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2005.

(h) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC    --     Ambac Assurance Corporation
      FGIC     --     Financial Guaranty Insurance Company
      FSA      --     Financial Security Assurance
      MBIA     --     MBIA Insurance Corporation

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

      Type of security                                         Notional amount
      Sale contracts

      U.S. Treasury Note, Dec. 2005, 5-year                        $20,800,000
      U.S. Treasury Note, Dec. 2005, 10-year                        25,000,000

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2005.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

(l) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Sept. 30, 2005:

      Security                Principal    Settlement     Proceeds      Value
                               amount         date       receivable
      Federal Natl Mtge Assn
         10-01-20 5.00%      $1,925,000     10-18-05    $1,932,219   $1,919,587
         10-01-35 5.00        2,300,000     10-13-05     2,272,328    2,251,125
         10-01-35 5.50       11,600,000     10-13-05    11,677,938   11,592,750
         10-01-35 6.00        1,700,000     10-13-05     1,736,656    1,728,155
         10-01-35 6.50        4,950,000     10-13-05     5,107,781    5,093,857

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2005.

(n) At Sept. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(o) Cash collateral received from security lending activity is invested in short-term securities and represents 0.4% of net assets. See Note 5 to the financial statements. 0.3% of net assets is the Portfolio's cash equivalent position.

(p) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(q) At Sept. 30, 2005, the cost of securities for federal income tax purposes was $1,114,603,702 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $128,982,426
      Unrealized depreciation                                      (28,240,763)
                                                                   -----------
      Net unrealized appreciation                                 $100,741,663
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Balanced Portfolio

Sept. 30, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,105,441,686)                                                                          $1,215,345,365
Dividends and accrued interest receivable                                                                         4,362,168
Receivable for investment securities sold                                                                        70,483,998
                                                                                                                 ----------
Total assets                                                                                                  1,290,191,531
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   171,941
Payable for investment securities purchased                                                                      23,094,708
Unrealized depreciation on swap transactions, at value (Note 6)                                                     129,728
Payable upon return of securities loaned (Note 5)                                                                 5,130,000
Accrued investment management services fee                                                                           17,849
Other accrued expenses                                                                                               80,855
Forward sale commitments, at value (proceeds receivable $22,726,922) (Note 1)                                    22,585,474
                                                                                                                 ----------
Total liabilities                                                                                                51,210,555
                                                                                                                 ----------
Net assets                                                                                                   $1,238,980,976
                                                                                                             ==============
* Including securities on loan, at value (Note 5)                                                            $    4,995,700
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Statement of operations
Balanced Portfolio

Year ended Sept. 30, 2005
Investment income
Income:
Dividends                                                                                                      $ 19,910,993
Interest                                                                                                         22,217,505
Fee income from securities lending (Note 5)                                                                         108,092
   Less foreign taxes withheld                                                                                     (166,163)
                                                                                                                   --------
Total income                                                                                                     42,070,427
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                7,169,932
Compensation of board members                                                                                        14,293
Custodian fees                                                                                                      185,020
Audit fees                                                                                                           35,250
Other                                                                                                                51,975
                                                                                                                     ------
Total expenses                                                                                                    7,456,470
   Earnings credits on cash balances (Note 2)                                                                        (3,130)
                                                                                                                     ------
Total net expenses                                                                                                7,453,340
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  34,617,087
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                71,134,160
   Foreign currency transactions                                                                                    (37,303)
   Futures contracts                                                                                               (472,062)
   Swap transactions                                                                                                 70,749
                                                                                                                     ------
Net realized gain (loss) on investments                                                                          70,695,544
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            16,091,012
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            86,786,556
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                $121,403,643
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
Balanced Portfolio

Year ended Sept. 30,                                                                       2005                      2004
Operations
Investment income (loss) -- net                                                    $   34,617,087            $   37,652,146
Net realized gain (loss) on investments                                                70,695,544                57,700,985
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                16,091,012                78,713,724
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                       121,403,643               174,066,855
                                                                                      -----------               -----------
Proceeds from contributions                                                            18,257,150                10,203,530
Fair value of withdrawals                                                            (275,438,271)             (370,386,532)
                                                                                     ------------              ------------
Net contributions (withdrawals) from partners                                        (257,181,121)             (360,183,002)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                              (135,777,478)             (186,116,147)
Net assets at beginning of year                                                     1,374,758,454             1,560,874,601
                                                                                    -------------             -------------
Net assets at end of year                                                          $1,238,980,976            $1,374,758,454
                                                                                   ==============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

Balanced Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio invests primarily in a combination of common and preferred stocks, bonds and other debt securities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2005, the Portfolio has entered into outstanding when-issued securities of $12,934,956 and other forward-commitments of $1,054,138.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign

--------------------------------------------------------------------------------
34 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Total return swap transactions

The Portfolio may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Portfolio either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Portfolio agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Portfolio.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is

--------------------------------------------------------------------------------
35 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under this agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.43% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of RiverSource Balanced Fund to the Lipper Balanced Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $188,433 for the year ended Sept. 30, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other RiverSource funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Sept. 30, 2005, the Portfolio's custodian fees were reduced by $3,130 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,677,243,661 and $1,887,423,783, respectively, for the year ended Sept. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. INTEREST RATE FUTURES CONTRACTS

At Sept. 30, 2005, investments in securities included securities valued at $926,200 that were pledged as collateral to cover initial margin deposits on 458 open sale contracts. The notional market value of the open sale contracts at Sept. 30, 2005 was $49,707,221 with a net unrealized gain of $609,235. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2005, securities valued at $4,995,700 were on loan to brokers. For collateral, the Portfolio received $5,130,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $108,092 for the year ended Sept. 30, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. SWAP CONTRACTS

At Sept. 30, 2005, the Portfolio had the following open total return swap contracts:

                                                                                               Unrealized
                                                             Termination       Notional       appreciation
                                                                date           principal     (depreciation)

Receive total return on Lehman Brothers AAA 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                      10/01/05          1,200,000       $ (32,884)

Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Citigroup                                      10/01/05          1,700,000         (46,302)

Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.30%.
Counterparty: Citigroup                                      11/01/05          1,850,000         (50,542)
                                                             --------          ---------         -------
Total                                                                                          $(129,728)
                                                                                               ---------

--------------------------------------------------------------------------------
37 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                             2005      2004       2003       2002        2001
Ratio of expenses to average daily net assets(a)                          .56%      .53%       .49%       .44%        .42%
Ratio of net investment income (loss) to average daily net assets        2.60%     2.49%      2.55%      2.68%       2.41%
Portfolio turnover rate (excluding short-term securities)                 130%      131%       130%       267%        226%
Total return(b)                                                          9.38%    11.93%     17.37%    (12.63%)    (26.67%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2005, and the financial highlights for each of the years in the five-year period ended September 30, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio as of September 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 21, 2005

--------------------------------------------------------------------------------
39 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
RiverSource Balanced Fund

Sept. 30, 2005
Assets
Investment in Portfolio (Note 1)                                                                             $1,238,890,635
Capital shares receivable                                                                                            20,571
                                                                                                                     ------
Total assets                                                                                                  1,238,911,206
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                               26,273
Accrued distribution fee                                                                                            480,287
Accrued service fee                                                                                                     449
Accrued transfer agency fee                                                                                           2,072
Accrued administrative services fee                                                                                   1,326
Other accrued expenses                                                                                              136,951
                                                                                                                    -------
Total liabilities                                                                                                   647,358
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $1,238,263,848
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,258,582
Additional paid-in capital                                                                                    1,971,400,718
Undistributed net investment income                                                                               1,332,033
Accumulated net realized gain (loss) (Note 5)                                                                  (846,238,617)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           110,511,132
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,238,263,848
                                                                                                             ==============
Net assets applicable to outstanding shares:                  Class A                                        $  989,855,377
                                                              Class B                                        $   81,235,914
                                                              Class C                                        $    3,167,458
                                                              Class Y                                        $  164,005,099
Net asset value per share of outstanding capital stock:       Class A shares         100,563,086             $         9.84
                                                              Class B shares           8,306,982             $         9.78
                                                              Class C shares             324,045             $         9.77
                                                              Class Y shares          16,664,056             $         9.84
                                                                                      ----------             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Statement of operations
RiverSource Balanced Fund

Year ended Sept. 30, 2005
Investment income
Income:
Dividends                                                                                                      $ 19,909,688
Interest                                                                                                         22,216,163
Fee income from securities lending                                                                                  108,084
   Less foreign taxes withheld                                                                                     (166,152)
                                                                                                                   --------
Total income                                                                                                     42,067,783
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 7,452,852
Distribution fee
   Class A                                                                                                        2,607,027
   Class B                                                                                                        1,043,188
   Class C                                                                                                           30,859
Transfer agency fee                                                                                               1,856,615
Incremental transfer agency fee
   Class A                                                                                                          140,792
   Class B                                                                                                           38,528
   Class C                                                                                                            1,135
Service fee -- Class Y                                                                                              181,971
Administrative services fees and expenses                                                                           524,986
Compensation of board members                                                                                        11,793
Printing and postage                                                                                                281,575
Registration fees                                                                                                    97,250
Audit fees                                                                                                           11,750
Other                                                                                                                27,086
                                                                                                                     ------
Total expenses                                                                                                   14,307,407
   Earnings credits on cash balances (Note 2)                                                                       (61,252)
                                                                                                                    -------
Total net expenses                                                                                               14,246,155
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  27,821,628
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                         71,130,355
   Foreign currency transactions                                                                                    (37,286)
   Futures contracts                                                                                               (472,017)
   Swap transactions                                                                                                 70,743
                                                                                                                     ------
Net realized gain (loss) on investments                                                                          70,691,795
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            16,089,292
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            86,781,087
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                $114,602,715
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
RiverSource Balanced Fund

Year ended Sept. 30,                                                                       2005                      2004
Operations and distributions
Investment income (loss) -- net                                                    $   27,821,628            $   29,705,223
Net realized gain (loss) on investments                                                70,691,795                57,698,355
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                16,089,292                78,709,548
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                       114,602,715               166,113,126
                                                                                      -----------               -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                      (23,927,808)              (21,390,515)
         Class B                                                                       (1,522,115)               (1,520,594)
         Class C                                                                          (47,411)                  (33,380)
         Class Y                                                                       (4,509,437)               (4,883,846)
                                                                                       ----------                ----------
Total distributions                                                                   (30,006,771)              (27,828,335)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                           43,100,572                52,992,402
     Class B shares                                                                     9,484,799                15,723,596
     Class C shares                                                                       947,156                 1,102,215
     Class Y shares                                                                     7,916,746                25,459,494
Reinvestment of distributions at net asset value
     Class A shares                                                                    20,686,878                18,451,466
     Class B shares                                                                     1,488,567                 1,484,189
     Class C shares                                                                        46,502                    32,564
     Class Y shares                                                                     4,509,437                 4,883,846
Payments for redemptions
     Class A shares                                                                  (217,141,405)             (220,815,493)
     Class B shares (Note 2)                                                          (49,377,019)              (55,270,982)
     Class C shares (Note 2)                                                             (921,357)                 (698,177)
     Class Y shares                                                                   (41,545,124)             (167,803,965)
                                                                                      -----------              ------------
Increase (decrease) in net assets from capital share transactions                    (220,804,248)             (324,458,845)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                              (136,208,304)             (186,174,054)
Net assets at beginning of year                                                     1,374,472,152             1,560,646,206
                                                                                    -------------             -------------
Net assets at end of year                                                          $1,238,263,848            $1,374,472,152
                                                                                   ==============            ==============
Undistributed net investment income                                                $    1,332,033            $    2,892,997
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

RiverSource Balanced Fund (formerly AXP Mutual)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Balanced Portfolio

The Fund currently invests all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Sept. 30, 2005 was 99.99%.

The Fund's Board has approved the withdrawal of the Fund's assets from the Portfolio, which is expected to be completed in late 2005 or early 2006. After that date, the Fund will invest directly in and manage its own portfolio of securities rather than investing in the Portfolio.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the

--------------------------------------------------------------------------------
43 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $624,179 and accumulated net realized loss has been increased by $624,179.

--------------------------------------------------------------------------------
   44 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                             2005               2004

Class A
Distributions paid from:
     Ordinary income                      $23,927,808        $21,390,515
     Long-term capital gain                        --                 --
Class B Distributions paid from:
     Ordinary income                        1,522,115          1,520,594
     Long-term capital gain                        --                 --
Class C Distributions paid from:
     Ordinary income                           47,411             33,380
     Long-term capital gain                        --                 --
Class Y Distributions paid from:
     Ordinary income                        4,509,437          4,883,846
     Long-term capital gain                        --                 --

At Sept. 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $   1,326,789
Accumulated long-term gain (loss)                          $(836,509,970)
Unrealized appreciation (depreciation)                     $ 100,787,729

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. Effective Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended Sept. 30, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $405,014 for Class A, $58,534 for Class B and $461 for Class C for the year ended Sept. 30, 2005.

During the year ended Sept. 30, 2005, the Fund's transfer agency fees were reduced by $61,252 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                       Year ended Sept. 30, 2005
                                              Class A           Class B          Class C           Class Y
Sold                                        4,423,102           987,913           98,353           822,111
Issued for reinvested distributions         2,126,927           154,078            4,811           463,717
Redeemed                                  (22,392,538)       (5,108,600)         (95,907)       (4,260,958)
                                          -----------        ----------          -------        ----------
Net increase (decrease)                   (15,842,509)       (3,966,609)           7,257        (2,975,130)
                                          -----------        ----------            -----        ----------

                                                       Year ended Sept. 30, 2004
                                              Class A           Class B          Class C           Class Y
Sold                                        5,853,549         1,746,807          122,304         2,805,006
Issued for reinvested distributions         2,020,543           163,809            3,589           535,716
Redeemed                                  (24,302,246)       (6,138,540)         (77,331)      (18,566,162)
                                          -----------        ----------          -------       -----------
Net increase (decrease)                   (16,428,154)       (4,227,924)          48,562       (15,225,440)
                                          -----------        ----------           ------       -----------

--------------------------------------------------------------------------------
46 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Sept. 30, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $836,509,970 at Sept. 30, 2005, that if not offset by capital gains will expire as follows:

                            2010                2011                2012
                       $442,946,112        $368,676,980         $24,886,878

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
47 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005        2004         2003        2002       2001
Net asset value, beginning of period                                     $9.25       $8.47        $7.40      $ 8.71     $12.21
                                                                         -----       -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .21         .19          .17         .20        .21
Net gains (losses) (both realized and unrealized)                          .61         .77         1.07       (1.31)     (3.49)
                                                                           ---         ---         ----       -----      -----
Total from investment operations                                           .82         .96         1.24       (1.11)     (3.28)
                                                                           ---         ---         ----       -----      -----
Less distributions:
Dividends from net investment income                                      (.23)       (.18)        (.17)       (.20)      (.22)
                                                                          ----        ----         ----        ----       ----
Net asset value, end of period                                           $9.84       $9.25        $8.47      $ 7.40     $ 8.71
                                                                         -----       -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $990      $1,077       $1,125      $1,115     $1,597
Ratio of expenses to average daily net assets(b)                         1.03%       1.01%         .99%        .93%       .87%
Ratio of net investment income (loss) to average daily net assets        2.13%       2.01%        2.05%       2.19%      1.96%
Portfolio turnover rate (excluding short-term securities)                 130%        131%         130%        267%       226%
Total return(c)                                                          8.86%      11.32%       16.80%     (13.05%)   (27.04%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005        2004         2003        2002       2001
Net asset value, beginning of period                                     $9.19       $8.41        $7.35      $ 8.65     $12.12
                                                                         -----       -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .14         .11          .10         .14        .13
Net gains (losses) (both realized and unrealized)                          .59         .77         1.06       (1.31)     (3.46)
                                                                         -----       -----        -----      ------     ------
Total from investment operations                                           .73         .88         1.16       (1.17)     (3.33)
                                                                         -----       -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.14)       (.10)        (.10)       (.13)      (.14)
                                                                         -----       -----        -----      ------     ------
Net asset value, end of period                                           $9.78       $9.19        $8.41      $ 7.35     $ 8.65
                                                                         -----       -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $81        $113         $139        $152       $235
Ratio of expenses to average daily net assets(b)                         1.81%       1.78%        1.77%       1.71%      1.64%
Ratio of net investment income (loss) to average daily net assets        1.35%       1.23%        1.28%       1.41%      1.19%
Portfolio turnover rate (excluding short-term securities)                 130%        131%         130%        267%       226%
Total return(c)                                                          8.02%      10.51%       15.89%     (13.72%)   (27.62%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
48 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005        2004         2003        2002       2001
Net asset value, beginning of period                                     $9.19       $8.41        $7.36      $ 8.67     $12.16
                                                                         -----       -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .14         .12          .11         .13        .14
Net gains (losses) (both realized and unrealized)                          .59         .77         1.05       (1.31)     (3.48)
                                                                         -----       -----        -----      ------     ------
Total from investment operations                                           .73         .89         1.16       (1.18)     (3.34)
                                                                         -----       -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.15)       (.11)        (.11)       (.13)      (.15)
                                                                         -----       -----        -----      ------     ------
Net asset value, end of period                                           $9.77       $9.19        $8.41      $ 7.36     $ 8.67
                                                                         -----       -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3          $3           $2          $1         $1
Ratio of expenses to average daily net assets(b)                         1.81%       1.78%        1.79%       1.73%      1.64%
Ratio of net investment income (loss) to average daily net assets        1.35%       1.25%        1.21%       1.43%      1.20%
Portfolio turnover rate (excluding short-term securities)                 130%        131%         130%        267%       226%
Total return(c)                                                          7.97%      10.57%       15.82%     (13.76%)   (27.58%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005        2004         2003        2002       2001
Net asset value, beginning of period                                     $9.25       $8.46        $7.40      $ 8.71     $12.21
                                                                         -----       -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .23         .21          .18         .21        .23
Net gains (losses) (both realized and unrealized)                          .60         .77         1.06       (1.31)     (3.49)
                                                                         -----       -----        -----      ------     ------
Total from investment operations                                           .83         .98         1.24       (1.10)     (3.26)
                                                                         -----       -----        -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.24)       (.19)        (.18)       (.21)      (.24)
                                                                         -----       -----        -----      ------     ------
Net asset value, end of period                                           $9.84       $9.25        $8.46      $ 7.40     $ 8.71
                                                                         -----       -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $164        $182         $295        $322       $530
Ratio of expenses to average daily net assets(b)                          .87%        .85%         .83%        .77%       .71%
Ratio of net investment income (loss) to average daily net assets        2.29%       2.16%        2.22%       2.33%      2.12%
Portfolio turnover rate (excluding short-term securities)                 130%        131%         130%        267%       226%
Total return(c)                                                          9.05%      11.63%       16.85%     (12.90%)   (26.91%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
49 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Balanced Fund (a series of AXP Investment Series, Inc.) as of Sept. 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended Sept. 30, 2005, and the financial highlights for each of the years in the five-year period ended Sept. 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Balanced Fund as of Sept. 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 21, 2005

--------------------------------------------------------------------------------
50 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Balanced Fund
Fiscal year ended Sept. 30, 2005

Class A

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          68.42%
     Dividends Received Deduction for corporations                      61.50%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.07722
March 28, 2005                                                         0.04605
June 28, 2005                                                          0.04594
Sept. 28, 2005                                                         0.05601
Total distributions                                                   $0.22522

Class B

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          68.42%
     Dividends Received Deduction for corporations                      61.50%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.05893
March 28, 2005                                                         0.02556
June 28, 2005                                                          0.02669
Sept. 28, 2005                                                         0.03297
Total distributions                                                   $0.14415

--------------------------------------------------------------------------------
51 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          68.42%
     Dividends Received Deduction for corporations                      61.50%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.05884
March 28, 2005                                                         0.02654
June 28, 2005                                                          0.02778
Sept. 28, 2005                                                         0.03699
Total distributions                                                   $0.15015

Class Y

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          68.42%
     Dividends Received Deduction for corporations                      61.50%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.08121
March 28, 2005                                                         0.05049
June 28, 2005                                                          0.05019
Sept. 28, 2005                                                         0.06026
Total distributions                                                   $0.24215

--------------------------------------------------------------------------------
52 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
53 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

                                                         Beginning             Ending            Expenses          Annualized
                                                        account value       account value      paid during           expense
                                                        April 1, 2005      Sept. 30, 2005      the period(a)          ratio
Class A
        Actual(b)                                          $1,000              $1,033.50          $5.30(c)            1.04%
        Hypothetical (5% return before expenses)           $1,000              $1,019.85          $5.27(c)            1.04%
Class B
        Actual(b)                                          $1,000              $1,029.30          $9.26(c)            1.82%
        Hypothetical (5% return before expenses)           $1,000              $1,015.94          $9.20(c)            1.82%
Class C
        Actual(b)                                          $1,000              $1,028.80          $9.21(c)            1.81%
        Hypothetical (5% return before expenses)           $1,000              $1,015.99          $9.15(c)            1.81%
Class Y
        Actual(b)                                          $1,000              $1,034.40          $4.44(c)             .87%
        Hypothetical (5% return before expenses)           $1,000              $1,020.71          $4.41(c)             .87%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Sept. 30, 2005: +3.35% for Class A, +2.93% for Class B, +2.88% for Class C and +3.44% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Sept. 30, 2005, the actual expenses paid would have been $5.40 for Class A, $9.36 for Class B, $9.31 for Class C and $4.54 for Class Y; the hypothetical expenses paid would have been $5.37 for Class A, $9.30 for Class B, $9.25 for Class C and $4.51 for Class Y.

--------------------------------------------------------------------------------
54 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 11 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Arne H. Carlson                        Board member        Chair, Board Services Corporation
901 S. Marquette Ave.                  since 1999          (provides administrative services
Minneapolis, MN 55402                                      to boards); former Governor  of
Age 71                                                     Minnesota
-------------------------------------- ------------------- ------------------------------------ ------------------------
Philip J. Carroll, Jr*.                Board member        Retired Chairman and CEO,  Fluor     Scottish Power PLC,
901 S. Marquette Ave.                  since 2002          Corporation (engineering  and        Vulcan Materials
Minneapolis, MN 55402                                      construction)                        Company, Inc.
Age 67                                                                                          (construction
                                                                                                materials/chemicals)
-------------------------------------- ------------------- ------------------------------------ ------------------------
Patricia M. Flynn                      Board member        Trustee Professor of Economics and
901 S. Marquette Ave.                  since 2004          Management, Bentley College;
Minneapolis, MN 55402                                      former Dean, McCallum Graduate
Age 54                                                     School of Business, Bentley College
-------------------------------------- ------------------- ------------------------------------ ------------------------
Anne P. Jones                          Board member        Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------- ------------------------------------ ------------------------
Jeffrey Laikind                        Board member        Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.                  since 2005          Asset Management                     Insurance
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------- ------------------------------------ ------------------------
Stephen R. Lewis, Jr.                  Board member        President Emeritus and  Professor    Valmont Industries,
901 S. Marquette Ave.                  since 2002          of Economics,  Carleton College      Inc. (manufactures
Minneapolis, MN 55402                                                                           irrigation systems)
Age 65
-------------------------------------- ------------------- ------------------------------------ ------------------------
Catherine James Paglia                 Board member        Director, Enterprise Asset           Strategic
901 S. Marquette Ave.                  since 2004          Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                                      estate and asset management          (transportation,
Age 53                                                     company)                             distribution and
                                                                                                logistics consultants)
-------------------------------------- ------------------- ------------------------------------ ------------------------

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005

--------------------------------------------------------------------------------
55 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Alan K. Simpson                        Board member        Former three-term United States
1201 Sunshine Ave.                     since 1997          Senator for Wyoming
Cody, WY 82414
Age 74
-------------------------------------- ------------------- ------------------------------------ ------------------------
Alison Taunton-Rigby                   Board member        Chief Executive Officer,             Hybridon, Inc.
901 S. Marquette Ave.                  since 2002          RiboNovix, Inc. since 2003           (biotechnology)
Minneapolis, MN 55402                                      (biotechnology); former President,
Age 61                                                     Forester Biotech
-------------------------------------- ------------------- ------------------------------------ ------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
William F. Truscott                    Board member        President - U.S. Asset Management
53600 Ameriprise Financial Center      since 2001,  Vice   and Chief Investment Officer of
Minneapolis, MN 55474                  President  since    Ameriprise Financial, Inc. and
Age 45                                 2002                President, Chairman of the Board
                                                           and Chief Investment Officer of
                                                           RiverSource Investments, LLC
                                                           since 2005. Senior Vice President
                                                           - Chief Investment Officer of
                                                           Ameriprise Financial, Inc. and
                                                           Chairman of the Board and Chief
                                                           Investment Officer of RiverSource
                                                           Investments, LLC, 2001-2005;
                                                           former Chief Investment Officer
                                                           and Managing Director, Zurich
                                                           Scudder
-------------------------------------- ------------------- ------------------------------------ ------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
56 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

Fund Officers

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Jeffrey P. Fox                         Treasurer           Vice President - Investment
105 Ameriprise Financial Center        since 2002          Accounting, Ameriprise Financial,
Minneapolis, MN 55474                                      Inc., since 2002; Vice President -
Age 50                                                     Finance, American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, Ameriprise
                                                           Financial, Inc., 1996-2000
-------------------------------------- ------------------- ------------------------------------ ------------------------
Paula R. Meyer                         President           Senior Vice President - Mutual
596 Ameriprise Financial Center        since 2002          Funds, Ameriprise Financial,
Minneapolis, MN 55474                                      Inc.,  since 2002 and Senior Vice
Age 51                                                     President, RiverSource
                                                           Investments, LLC since 2004; Vice
                                                           President  and Managing Director
                                                           -  American Express Funds,
                                                           Ameriprise Financial, Inc.,
                                                           2000-2002; Vice President,
                                                           Ameriprise Financial, Inc.,
                                                           1998-2000
-------------------------------------- ------------------- ------------------------------------ ------------------------
Leslie L. Ogg                          Vice President,     President of Board Services
901 S. Marquette Ave.                  General Counsel,    Corporation
Minneapolis, MN 55402                  and Secretary
Age 67                                 since 1978
-------------------------------------- ------------------- ------------------------------------ ------------------------
Beth E. Weimer                         Chief Compliance    Vice President and Chief
172 Ameriprise Financial Center        Officer since 2004  Compliance Officer, Ameriprise
Minneapolis, MN 55474                                      Financial, Inc., since 2001 and
Age 52                                                     Chief Compliance Officer,
                                                           RiverSource Investments, LLC
                                                           since 2005; Vice President and
                                                           Chief Compliance Officer - Asset
                                                           Management and Insurance,
                                                           Ameriprise Financial Services,
                                                           Inc., since 2001; Partner, Arthur
                                                           Andersen Regulatory Risk
                                                           Services,  1998-2001
-------------------------------------- ------------------- ------------------------------------ ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
57 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial; formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of service received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year. A detailed discussion of the Board's considerations and determinations is provided below under "Board Considerations Related to Renewal of IMS Agreement for an Interim Period."

While it was expected that the spin-off would not result in an "assignment" of the IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the Fund prior to the spin-off. In light of the need to consider new contracts, the Board also determined to review, and consider where appropriate, making changes to the current terms of the IMS Agreement.

--------------------------------------------------------------------------------
58 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider proposed new contracts for the Fund. At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the new agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. A detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement is provided below under "Board Considerations Related to the New IMS Agreement."

Board Considerations Related to Renewal of IMS Agreement for an Interim Period

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that, over time, the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, Ameriprise Financial provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and Ameriprise Financial's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by Ameriprise Financial, noting the existence of a pricing philosophy, established by the Board and Ameriprise Financial, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing
(i) a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and (ii) the Fund's contribution to Ameriprise Financial's profitability. The Board determined that the total expense ratio of the Fund is below median of its comparison group.

The Board considered the economies of scale that might be realized by Ameriprise Financial as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees Ameriprise Financial charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by Ameriprise Financial and its affiliates from its relationship with the Fund. The Board took into account the

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59 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT
services acquired by Ameriprise Financial through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that Ameriprise Financial's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit Ameriprise Financial to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to Ameriprise Financial under the IMS Agreement were fair and reasonable and determined to approve renewal of the IMS Agreement for the interim period.

Board Considerations Related to Approval of New IMS Agreement

For the six months following the April 2005 meeting, the Board evaluated whether to approve the New IMS Agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the New IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB) to assist it in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.)

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of

--------------------------------------------------------------------------------
60 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment.) The Board considered that advisory fees under the New IMS Agreements would stay the same or decrease. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

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61 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
62 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
63 -- RIVERSOURCE BALANCED FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

Equity Income Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Equity Income Portfolio are RiverSource Diversified Equity Income Fund and Ameriprise Financial, Inc. The shareholder report filed with this Form is the report provided to shareholders of RiverSource Diversified Equity Income Fund.

Annual Report                                RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource(SM)

Diversified Equity Income Fund

Annual Report for the
Period Ended Sept. 30, 2005

> RiverSource Diversified Equity Income Fund (formerly AXP(R) Diversified Equity Income Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

The Fund's Long-term Performance                                      8

Investments in Securities                                            10

Financial Statements (Portfolio)                                     15

Notes to Financial Statements (Portfolio)                            18

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                22

Financial Statements (Fund)                                          23

Notes to Financial Statements (Fund)                                 26

Report of Independent Registered
   Public Accounting Firm (Fund)                                     36

Federal Income Tax Information                                       37

Fund Expenses Example                                                39

Board Members and Officers                                           41

Approval of Investment Management
   Services Agreement                                                44

Proxy Voting                                                         49

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Fund Snapshot AT SEPT. 30, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Warren Spitz                              11/00              21
Steve Schroll                              2/04              25
Laton Spahr, CFA                           2/04               7

FUND OBJECTIVE

For investors primarily seeking a high level of current income and, as a secondary objective, steady growth of capital.

Inception dates by class
A: 10/15/90       B: 3/20/95   C: 6/26/00   I: 3/4/04     Y: 3/20/95

Ticker symbols by class
A: INDZX          B: IDEBX     C: ADECX     I: ADIIX      Y: IDQYX

Total net assets                                         $5.103 billion

Number of holdings                                                  148

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                   LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Financials 24.0%
Industrials 23.7%
Energy 18.9%
Telecommunication
Services 7.0%
Materials 5.5%
Short-Term Securities* 5.1%
Consumer Discretionary 3.9%
Health Care 3.9%
Information Technology 3.9%
Consumer Staples 3.4%
Utilities 0.6%
Telecommunication 0.1%

* Of the 5.1%, 4.0% is due to security lending activity and 1.1% is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Caterpillar (Machinery)                                            3.6%
Citigroup (Diversified Financial Services)                         3.3
Halliburton (Energy Equipment & Services)                          2.6
General Electric (Industrial Conglomerates)                        2.1
XL Capital Cl A (Insurance)                                        2.0
Chevron (Oil & Gas)                                                2.0
ACE (Insurance)                                                    1.9
Altria Group (Tobacco)                                             1.8
Petroleo Brasileiro ADR (Oil & Gas)                                1.8
McDermott Intl (Construction & Engineering)                        1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2005

                             +24.24% +16.69% +13.52%

+24.24% = RiverSource Diversified Equity Income Fund Class A (excluding sales charge)
+16.69% = Russell 1000(R) Value Index (unmanaged)
+13.52% = Lipper Equity Income Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                  Class B                   Class C           Class I        Class Y
(Inception dates)         (10/15/90)                (3/20/95)                 (6/26/00)         (3/4/04)       (3/20/95)
                                                                After                   After
                        NAV(1)    POP(2)       NAV(1)         CDSC(3)     NAV(1)       CDSC(4)      NAV(5)       NAV(6)
at Sept. 30, 2005
1 year                 +24.24%   +17.10%      +23.28%         +18.28%     +23.33%      +22.33%      +24.81%     +24.38%
3 years                +26.44%   +23.97%      +25.43%         +24.58%     +25.43%      +25.43%        N/A       +26.66%
5 years                 +9.06%    +7.78%       +8.23%          +7.93%      +8.23%       +8.23%        N/A        +9.27%
10 years               +10.86%   +10.20%      +10.02%         +10.02%       N/A          N/A          N/A       +11.03%
Since inception        +12.79%   +12.34%      +10.78%         +10.78%      +8.51%       +8.51%      +15.12%     +11.80%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to RiverSource Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll and Laton Spahr discuss RiverSource Diversified Equity Income Fund's results and positioning for the fiscal year ended Sept. 30, 2005.

Q: How did RiverSource Diversified Equity Income Fund perform for the 12 months ended Sept. 30, 2005?

A: RiverSource Diversified Equity Income Fund gained 24.24% (Class A shares, excluding sales charge) for the 12 months ended Sept. 30, 2005. The Fund outperformed the 16.69% advance of the Russell 1000(R) Value Index (Russell Index) and the 13.52% increase of the Lipper Equity Income Funds Index, representing the Fund's peer group.

Q:  What factors most significantly affected performance?

A: Two broad market factors affected results during the annual period. First was the outperformance of higher dividend-paying equity sectors over lower dividend-paying equity sectors. Second, and perhaps of greater influence, was surging oil prices. As the price of crude oil soared to record-setting highs, the energy sector of the Russell Index advanced approximately 84% for the 12 months ended Sept. 30, 2005, while the integrated oils sector increased about 39% for the same time frame. In comparison, the financials sector of the Russell Index rose approximately 9%, the materials sector about 7% and the transportation sector just 4% for the fiscal year. Sector selection clearly dominated the market during the period.

    Given these market factors, it comes as no surprise that contributing most to the Fund's relative annual performance was its significant exposure to the energy sector. Within energy, Halliburton was an outstanding individual stock performer.

    Further boosting the Fund's returns was effective stock selection within the health care and materials sectors. Within health care and for the Fund overall, PacifiCare Health Systems was the strongest individual stock performer for the annual period. PacifiCare's share price rose on better Medicare reimbursements and on the announced pending acquisition of the company by UnitedHealthcare. Caterpillar, within industrials, was another strong performer for the Fund during the period.

    There were no major detractors from a sector allocation perspective during the fiscal year. However, financials firm Fannie Mae was among the Fund's worst individual stock performers for the period. Also detracting from results were positions in insurance firm XL Capital and paper and packaging leader International Paper. We continued to hold Fund positions in each of these three stocks.

Q:  What changes did you make to the Fund's portfolio?

A: We increased the Fund's position in energy overall, with a focus on the exploration and production and oil services industries. We reduced the Fund's exposure to integrated oils. We also added to the Fund's information technology holdings, while still

--------------------------------------------------------------------------------
5 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Contributing most to the Fund's relative annual performance was its significant exposure to the energy sector. [END CALLOUT QUOTE]

    maintaining a modest exposure to this sector. Our emphasis within this sector was on semiconductor companies. For example, we established a position in industry bellwether Intel, as the stock had lagged along with the technology sector overall early in the fiscal year, and we sought to take advantage of the opportunity to buy the stock at an attractive valuation.

    We reduced the Fund's position in materials, although we still retained a significant allocation to this sector. Within health care, we added to the Fund's exposure to pharmaceuticals, either increasing or establishing positions in companies such as Abbott Laboratories, Pfizer and Wyeth. We sold the Fund's long-time holding in PacifiCare Health Systems, taking profits upon the announcement of its pending acquisition by UnitedHealthcare.

    As of Sept. 30, 2005, the Fund had significant positions in energy, industrials, financials and materials. The Fund had more modest positions in utilities, consumer discretionary and consumer staples. The Fund portfolio had a low turnover rate of just 24% for the annual period.

Q:  How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow. Our best assessment at this time leads us to believe that the devastation caused by Hurricanes Katrina and Rita will have only a transitory impact on the U.S. economy and, thus, will not be the catalyst for any shift in our management strategy. For the near term, the relief and rebuilding effort following the hurricanes does not appear to be giving the Federal Reserve Board (the Fed) enough reason to pause, let alone end its tightening cycle. Indeed, in our view, the Fed will likely continue to raise short-term interest rates through year-end 2005.

    One near-term effect of Hurricanes Katrina and Rita, however, may be a beneficial effect on the industrials sector, where the Fund has had a significant allocation for some time now, as the hurricanes highlighted the need for infrastructure improvements not only along the Gulf Coast but in many other parts of the nation as well. That said, though the pace of economic growth ahead and the direction of Fed action may be less than certain due to recent events, neither our positioning of the Fund nor our allocation strategy going forward are highly dependent on these macro factors.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We expect select portfolio positions to benefit from corporate restructuring in the months ahead. [END CALLOUT QUOTE]

    Within the equity market, we believe that increased levels of merger and acquisition activity seen of late will likely continue to be a factor in the coming months. Just as several Fund holdings benefited from such activity during the fiscal year just ended, we expect select portfolio positions to benefit from corporate restructuring in the months ahead. We further believe that style investing may become less critical going forward, with equity returns increasingly dependent on individual industry and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs. Still, we will stay disciplined to our deep value style of investing.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate. Interestingly, in the first half of 2005, dividends started growing faster than corporate profits. In addition, there is an increasing percentage of companies paying dividends in the Standard & Poors 500 Index (S&P 500). Of the 385 dividend payers in the S&P 500, 233 companies increased their dividend during 2005. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward.

    We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalization sectors with an emphasis on large cap stocks.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Diversified Equity Income Fund Class A shares (from 10/1/95 to 9/30/05) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                         Short-term     Long-term
Fiscal year ended             Income    capital gains capital gains   Total
Sept. 30, 2005                 $0.15      $    --      $    --        $0.15
Sept. 30, 2004                  0.14           --           --         0.14
Sept. 30, 2003                  0.12           --           --         0.12
Sept. 30, 2002                  0.12         0.07         0.41         0.60
Sept. 30, 2001                  0.13           --         0.02         0.15

--------------------------------------------------------------------------------
8 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND

RiverSource Diversified Equity
  Income Fund
  (includes sales charge)           $9,425  $11,034  $14,137  $13,830  $16,204  $17,122  $15,918  $13,073  $17,279  $21,269  $26,424
Russell 1000(R) Value Index        $10,000  $11,795  $16,785  $17,388  $20,643  $22,482  $20,479  $17,008  $21,153  $25,493  $29,748
Lipper Equity Income Funds Index   $10,000  $11,551  $15,392  $15,590  $17,673  $19,105  $17,420  $14,504  $17,474  $20,460  $23,226
                                     `95      `96      `97      `98      `99      `00      `01      `02      `03      `04      `05

COMPARATIVE RESULTS

Results at Sept. 30, 2005                                                                                        Since
                                                              1 year    3 years     5 years     10 years     inception(3)
RiverSource Diversified Equity Income Fund (includes sales charge)
Class A    Cumulative value of $10,000                       $11,710   $19,052     $14,544      $26,424        $57,008
           Average annual total return                       +17.10%   +23.97%      +7.78%      +10.20%        +12.34%
Russell 1000 Value Index(1)
           Cumulative value of $10,000                       $11,669   $17,488     $13,231      $29,748        $69,307
           Average annual total return                       +16.69%   +20.48%      +5.76%      +11.52%        +13.86%
Lipper Equity Income Funds Index(2)
           Cumulative value of $10,000                       $11,352   $16,016     $12,155      $23,226        $48,780
           Average annual total return                       +13.52%   +17.00%      +3.98%       +8.79%        +11.21%

Results for other share classes can be found on page 4.

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

(3) Fund data is from Oct. 15, 1990. Russell 1000 Value Index and Lipper peer group data is from Nov. 1, 1990.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Investments in Securities

Equity Income Portfolio

Sept. 30, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (98.5%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.8%)
Goodrich                                      747,450              $33,141,933
Honeywell Intl                              1,767,400               66,277,500
United Technologies                           861,600               44,665,344
Total                                                              144,084,777

Airlines (0.6%)
AMR                                         2,570,700(b,d)          28,740,426
Continental Airlines Cl B                     369,700(b,d)           3,571,302
Total                                                               32,311,728

Auto Components (0.2%)
Ballard Power Systems                         821,700(b,c,d)         4,593,303
Dana                                          640,100                6,023,341
Total                                                               10,616,644

Building Products (1.7%)
Ameron Intl                                     4,700                  218,080
YORK Intl                                   1,523,000               85,394,610
Total                                                               85,612,690

Capital Markets (1.9%)
Lehman Brothers Holdings                      150,500               17,530,240
Mellon Financial                            1,055,000               33,728,350
Merrill Lynch & Co                            486,300               29,834,505
Morgan Stanley                                274,900               14,828,106
Total                                                               95,921,201

Chemicals (1.7%)
Air Products & Chemicals                       96,300                5,309,982
Cabot                                         126,000                4,159,260
Dow Chemical                                  915,900               38,165,553
EI du Pont de Nemours & Co                    732,600               28,695,942
Olin                                          530,593               10,075,961
Total                                                               86,406,698

Commercial Banks (3.5%)
Bank of America                             2,254,268               94,904,683
US Bancorp                                    814,100               22,859,928
Wachovia                                      776,600               36,958,394
Wells Fargo & Co                              412,900               24,183,553
Total                                                              178,906,558

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Services & Supplies (1.9%)
Avery Dennison                                 89,200               $4,673,188
Cendant                                     1,467,900               30,297,456
PHH                                            73,465(b)             2,017,349
Pitney Bowes                                  275,100               11,482,674
RR Donnelley & Sons                           742,300               27,517,061
Waste Management                              792,900               22,684,869
Total                                                               98,672,597

Computers & Peripherals (1.1%)
Hewlett-Packard                             1,963,800               57,342,960

Construction & Engineering (2.7%)
Fluor                                         567,700               36,548,526
Insituform Technologies Cl A                  272,800(b)             4,716,712
McDermott Intl                              2,651,300(b)            97,064,093
Total                                                              138,329,331

Construction Materials (1.6%)
CEMEX ADR                                     645,623(c)            33,766,083
Hanson ADR                                    920,100(c)            47,845,200
Total                                                               81,611,283

Consumer Finance (0.5%)
Capital One Financial                         292,600               23,267,552

Diversified Financial Services (3.4%)
Citigroup                                   3,816,600              173,731,632

Diversified Telecommunication Services (7.3%)
AT&T                                        2,968,000               58,766,400
BellSouth                                   1,744,900               45,890,870
BT Group                                   10,685,300(c)            41,882,113
MCI                                           532,500               13,530,825
SBC Communications                          2,445,300               58,613,841
Sprint Nextel                               1,101,500               26,193,670
Telefonos de Mexico
  ADR Cl L                                  3,925,200(c)            83,489,004
Verizon Communications                      1,334,900               43,637,881
Total                                                              372,004,604

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electrical Equipment (1.4%)
Cooper Inds Cl A                              316,100              $21,855,154
Energy Conversion Devices                     238,500(b,d)          10,703,880
FuelCell Energy                               422,500(b,d)           4,634,825
Hubbell Cl B                                   96,500                4,528,745
Plug Power                                    704,700(b)             4,791,960
Rockwell Automation                           505,200               26,725,080
Total                                                               73,239,644

Energy Equipment & Services (8.3%)
Baker Hughes                                1,565,900               93,452,912
GlobalSantaFe                                 530,300               24,192,286
Halliburton                                 2,037,600              139,616,352
Schlumberger                                  970,800               81,916,104
Tidewater                                   1,720,500               83,736,735
Total                                                              422,914,389

Food & Staples Retailing (1.0%)
Albertson's                                 1,303,300               33,429,645
Wal-Mart Stores                               390,300               17,102,946
Total                                                               50,532,591

Food Products (0.7%)
Archer-Daniels-Midland                      1,405,100               34,649,766

Gas Utilities (0.5%)
NiSource                                    1,121,150               27,187,888

Health Care Providers & Services (0.9%)
CIGNA                                         184,400               21,733,384
Tenet Healthcare                            2,184,300(b)            24,529,689
Total                                                               46,263,073

Hotels, Restaurants & Leisure (0.9%)
Royal Caribbean Cruises                     1,022,400(d)            44,167,680

Household Durables (0.9%)
Whirlpool                                     574,000(d)            43,491,980

Industrial Conglomerates (3.5%)
General Electric                            3,261,591              109,817,769
Textron                                       605,000               43,390,600
Tomkins ADR                                 1,201,900(c,d)          24,735,102
Total                                                              177,943,471

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Insurance (13.4%)
ACE                                         2,144,500(c)          $100,941,615
American Intl Group                           396,500               24,567,140
Aon                                         1,472,700               47,244,216
Axis Capital Holdings                       1,032,300(c)            29,430,873
Endurance Specialty
  Holdings                                    842,000(c)            28,720,620
Hartford Financial
  Services Group                              168,500               13,003,145
Jefferson-Pilot                               493,100(d)            25,231,927
Lincoln Natl                                  493,100               25,651,062
Loews                                         699,600               64,650,036
Marsh & McLennan
  Companies                                 2,069,009               62,877,184
Montpelier Re Holdings                      1,566,860(c,d)          38,936,471
Safeco                                        703,900               37,574,182
St. Paul Travelers Companies                1,193,720               53,562,216
Torchmark                                     487,400               25,749,342
UnumProvident                                 224,100                4,594,050
XL Capital Cl A                             1,566,125(c)           106,543,483
Total                                                              689,277,562

IT Services (1.4%)
Computer Sciences                             396,450(b)            18,756,050
Electronic Data Systems                     2,288,554(d)            51,355,151
Total                                                               70,111,201

Leisure Equipment & Products (0.6%)
Eastman Kodak                               1,177,500               28,648,575

Machinery (8.3%)
Caterpillar                                 3,310,400              194,486,000
Crane                                         808,400               24,041,816
Deere & Co                                    780,666               47,776,759
Eaton                                         449,500               28,565,725
Ingersoll-Rand Cl A                         1,898,200(c)            72,568,186
Parker Hannifin                               838,000               53,891,780
Total                                                              421,330,266

Media (1.3%)
Gannett                                       382,500               26,327,475
Time Warner                                 1,088,400               19,710,924
Viacom Cl B                                   668,700               22,073,787
Total                                                               68,112,186

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Issuer                                       Shares                Value(a)

Metals & Mining (0.8%)
Alcoa                                         911,300              $22,253,946
Compass Minerals Intl                         480,767               11,057,641
Freeport-McMoRan
  Copper & Gold Cl B                          121,600                5,908,544
Total                                                               39,220,131

Multiline Retail (0.3%)
JC Penney                                     289,100               13,709,122

Oil & Gas (11.5%)
Anadarko Petroleum                            149,300               14,295,475
BP ADR                                        324,900(c)            23,019,165
Burlington Resources                          297,100               24,160,172
Chevron                                     1,623,221              105,071,095
ConocoPhillips                                573,800               40,114,358
Devon Energy                                  237,500(d)            16,302,000
EnCana                                        669,200(c)            39,021,052
EOG Resources                                 146,500(d)            10,972,850
Exxon Mobil                                   171,500               10,897,110
Kerr-McGee                                    326,178               31,675,146
Marathon Oil                                1,201,500               82,819,395
Petroleo Brasileiro ADR                     1,368,800(c,d)          97,855,512
Pioneer Natural Resources                     532,100               29,222,932
Repsol ADR                                    792,700(c)            25,612,137
Total ADR                                     271,900(c,d)          36,929,458
Total                                                              587,967,857

Paper & Forest Products (1.6%)
Abitibi-Consolidated                        1,914,300(c)             7,752,915
Intl Paper                                  1,265,200               37,702,960
MeadWestvaco                                  380,300               10,503,886
Weyerhaeuser                                  407,600               28,022,500
Total                                                               83,982,261

Pharmaceuticals (2.8%)
Abbott Laboratories                           661,000               28,026,400
Bristol-Myers Squibb                        1,082,200               26,037,732
Merck & Co                                  1,171,000               31,862,910
Pfizer                                      1,718,100               42,900,957
Wyeth                                         349,700               16,180,619
Total                                                              145,008,618

Real Estate Investment Trust (0.5%)
Rayonier                                      127,000                7,317,740
Starwood Hotels &
  Resorts Worldwide Unit                      277,800               15,881,826
Total                                                               23,199,566

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Road & Rail (1.9%)
Burlington Northern Santa Fe                  991,800              $59,309,640
Union Pacific                                 493,500               35,383,950
Total                                                               94,693,590

Semiconductors & Semiconductor Equipment (1.1%)
Intel                                       1,823,200               44,941,880
Linear Technology                             244,700                9,198,273
Total                                                               54,140,153

Software (0.5%)
Microsoft                                   1,052,700               27,085,971

Thrifts & Mortgage Finance (1.6%)
Fannie Mae                                  1,415,000               63,420,300
Washington Mutual                             496,500               19,472,730
Total                                                               82,893,030

Tobacco (1.9%)
Altria Group                                1,340,100               98,778,771

Total Common Stocks
(Cost: $3,932,586,501)                                          $5,027,369,597

Preferred Stocks (0.7%)
Issuer                                         Shares                 Value(a)
UnumProvident
   8.25% Cv                                   400,000              $15,835,199
Schering-Plough
   6.00% Cv                                   268,200               14,511,766
Xerox
   6.25% Cv                                    40,150                4,702,770

Total Preferred Stocks
(Cost: $27,425,000)                                                $35,049,735

Bond (0.1%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount
Calpine
  Sr Nts
   02-15-11               8.50%            $6,000,000(d)            $3,180,000

Total Bond
(Cost: $5,152,600)                                                  $3,180,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Short-Term Securities (5.4%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (1.0%)
Federal Home Loan Bank Disc Nt
   10-07-05               3.54%           $50,000,000              $49,965,632

Commercial Paper (4.4%)
Alpine Securitization
   10-03-05               3.89              9,400,000(f)             9,396,953
Amsterdam Funding
   10-06-05               3.60             20,000,000(f)            19,988,000
   10-31-05               3.78             20,000,000(f)            19,935,072
Bryant Park Funding LLC
   10-28-05               3.77             25,000,000(f)            24,926,889
CRC Funding LLC
   10-19-05               3.67             30,000,000(f)            29,942,051
Emerald Certificates MBNA MCCT 2001
   11-02-05               3.59             10,000,000(f)             9,967,180

Short-Term Securities (continued)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity
Commercial Paper (cont.)
Five Finance
   10-05-05               3.66%           $10,000,000               $9,994,917
Morgan Stanley & Co
   11-07-05               3.86             15,000,000               14,939,200
   11-21-05               3.90             20,000,000               19,887,911
Nieuw Amsterdam
   10-03-05               3.60             35,000,000(f)            34,989,500
Ranger Funding LLC
   10-04-05               3.62             30,000,000(f)            29,987,933
Total                                                              223,955,606

Total Short-Term Securities
(Cost: $273,948,138)                                              $273,921,238

Total Investments in Securities
(Cost: $4,239,112,239)(g)                                       $5,339,520,570

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2005, the value of foreign securities represented 16.5% of net assets.

(d) At Sept. 30, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 4.2% of net assets. See Note 4 to the financial statements. 1.2% of net assets is the Portfolio's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2005, the value of these securities amounted to $179,133,578 or 3.5% of net assets.

(g) At Sept. 30, 2005, the cost of securities for federal income tax purposes was $4,271,012,883 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $1,225,647,125
      Unrealized depreciation                                     (157,139,438)
                                                                  ------------
      Net unrealized appreciation                               $1,068,507,687
                                                                --------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

Sept. 30, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $4,239,112,239)                             $5,339,520,570
Dividends and accrued interest receivable                            6,260,781
                                                                     ---------
Total assets                                                     5,345,781,351
                                                                 -------------
Liabilities
Disbursements in excess of cash on demand deposit                      224,123
Payable for investment securities purchased                         29,739,171
Payable upon return of securities loaned (Note 4)                  212,223,600
Accrued investment management services fee                              64,479
Other accrued expenses                                                 137,013
                                                                       -------
Total liabilities                                                  242,388,386
                                                                   -----------
Net assets                                                      $5,103,392,965
                                                                ==============
* Including securities on loan, at value (Note 4)               $  205,587,649
                                                                --------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Statement of operations
Equity Income Portfolio

Year ended Sept. 30, 2005
Investment income
Income:
Dividends                                                                         $105,024,494
Interest                                                                             2,604,308
Fee income from securities lending (Note 4)                                            804,539
   Less foreign taxes withheld                                                        (862,071)
                                                                                      --------
Total income                                                                       107,571,270
                                                                                   -----------
Expenses (Note 2):
Investment management services fee                                                  24,183,415
Compensation of board members                                                           21,518
Custodian fees                                                                         322,975
Audit fees                                                                              33,000
Other                                                                                  132,500
                                                                                       -------
Total expenses                                                                      24,693,408
   Earnings credits on cash balances (Note 2)                                           (1,473)
                                                                                        ------
Total net expenses                                                                  24,691,935
                                                                                    ----------
Investment income (loss) -- net                                                     82,879,335
                                                                                    ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  270,380,388
   Foreign currency transactions                                                        22,515
                                                                                        ------
Net realized gain (loss) on investments                                            270,402,903
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              583,885,280
                                                                                   -----------
Net gain (loss) on investments and foreign currencies                              854,288,183
                                                                                   -----------
Net increase (decrease) in net assets resulting from operations                   $937,167,518
                                                                                  ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
Equity Income Portfolio

Year ended Sept. 30,                                                                     2005                      2004
Operations
Investment income (loss) -- net                                                    $   82,879,335            $   65,091,154
Net realized gain (loss) on investments                                               270,402,903                93,256,791
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies               583,885,280               412,528,299
                                                                                      -----------               -----------
Net increase (decrease) in net assets resulting from operations                       937,167,518               570,876,244
                                                                                      -----------               -----------
Proceeds from contributions                                                           759,195,658               658,005,554
Fair value of withdrawals                                                             (47,068,088)              (12,469,767)
                                                                                      -----------               -----------
Net contributions (withdrawals) from partners                                         712,127,570               645,535,787
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                             1,649,295,088             1,216,412,031
Net assets at beginning of year                                                     3,454,097,877             2,237,685,846
                                                                                    -------------             -------------
Net assets at end of year                                                          $5,103,392,965            $3,454,097,877
                                                                                   ==============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

Equity Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio invests primarily in dividend-paying common and preferred stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market-discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment manager) to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under this agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.4% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of RiverSource Diversified Equity Income Fund to the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $4,016,026 for the year ended Sept. 30, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the Board.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other RiverSource funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Sept. 30, 2005, the Portfolio's custodian fees were reduced by $1,473 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,807,213,395 and $1,030,349,278, respectively, for the year ended Sept. 30, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with Ameriprise Financial were $1,716 for the year ended Sept. 30, 2005.

4. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2005, securities valued at $205,587,649 were on loan to brokers. For collateral, the Portfolio received $212,223,600 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in securities." Income from securities lending amounted to $804,539 for the year ended Sept. 30, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                             2005      2004       2003       2002        2001
Ratio of expenses to average daily net assets(a)                          .57%      .58%       .49%       .53%        .49%
Ratio of net investment income (loss) to average daily net assets        1.92%     2.15%      2.49%      2.05%       1.82%
Portfolio turnover rate (excluding short-term securities)                  24%       18%        38%        40%        105%
Total return(b)                                                         24.82%    23.79%     32.76%    (17.44%)     (6.61%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2005, and the financial highlights for each of the years in the five-year period ended September 30, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio as of September 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 21, 2005

--------------------------------------------------------------------------------
22 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
RiverSource Diversified Equity Income Fund

Sept. 30, 2005
Assets
Investment in Portfolio (Note 1)                                                                             $5,103,234,090
Capital shares receivable                                                                                         2,958,514
                                                                                                                  ---------
Total assets                                                                                                  5,106,192,604
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              504,984
Accrued distribution fee                                                                                          2,125,197
Accrued service fee                                                                                                     159
Accrued transfer agency fee                                                                                          11,027
Accrued administrative services fee                                                                                   3,682
Other accrued expenses                                                                                              230,728
                                                                                                                    -------
Total liabilities                                                                                                 2,875,777
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                           $5,103,316,827
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    4,217,050
Additional paid-in capital                                                                                    3,821,883,837
Undistributed net investment income                                                                               4,314,939
Accumulated net realized gain (loss)                                                                            172,532,926
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                         1,100,368,075
                                                                                                              -------------
Total -- representing net assets applicable to outstanding capital stock                                     $5,103,316,827
                                                                                                             ==============
Net assets applicable to outstanding shares:                  Class A                                        $3,750,608,952
                                                              Class B                                        $1,141,027,745
                                                              Class C                                        $   58,192,787
                                                              Class I                                        $   95,655,178
                                                              Class Y                                        $   57,832,165
Net asset value per share of outstanding capital stock:       Class A shares         309,712,571             $        12.11
                                                              Class B shares          94,507,900             $        12.07
                                                              Class C shares           4,825,899             $        12.06
                                                              Class I shares           7,887,479             $        12.13
                                                              Class Y shares           4,771,115             $        12.12
                                                                                       ---------             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Statement of operations
RiverSource Diversified Equity Income Fund

Year ended Sept. 30, 2005
Investment income
Income:
Dividends                                                                                                      $105,020,981
Interest                                                                                                          2,605,985
Fee income from securities lending                                                                                  804,514
   Less foreign taxes withheld                                                                                     (862,041)
                                                                                                                   --------
Total income                                                                                                    107,569,439
                                                                                                                -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                24,691,113
Distribution fee
   Class A                                                                                                        7,657,786
   Class B                                                                                                       10,740,806
   Class C                                                                                                          480,884
Transfer agency fee                                                                                               6,317,178
Incremental transfer agency fee
   Class A                                                                                                          437,697
   Class B                                                                                                          307,500
   Class C                                                                                                           15,052
Service fee -- Class Y                                                                                               73,957
Administrative services fees and expenses                                                                         1,216,876
Compensation of board members                                                                                        15,493
Printing and postage                                                                                                848,591
Registration fees                                                                                                   185,404
Audit fees                                                                                                           11,000
Other                                                                                                                76,072
                                                                                                                     ------
Total expenses                                                                                                   53,075,409
   Earnings credits on cash balances (Note 2)                                                                      (114,366)
                                                                                                                   --------
Total net expenses                                                                                               52,961,043
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  54,608,396
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                        270,369,237
   Foreign currency transactions                                                                                     22,514
                                                                                                                     ------
Net realized gain (loss) on investments                                                                         270,391,751
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           583,867,637
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           854,259,388
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $908,867,784
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
RiverSource Diversified Equity Income Fund

Year ended Sept. 30,                                                                     2005                      2004
Operations and distributions
Investment income (loss) -- net                                                    $   54,608,396            $   44,053,002
Net realized gain (loss) on investments                                               270,391,751                93,252,358
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies               583,867,637               412,510,870
                                                                                      -----------               -----------
Net increase (decrease) in net assets resulting from operations                       908,867,784               549,816,230
                                                                                      -----------               -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                      (43,253,532)              (30,850,858)
         Class B                                                                       (6,553,878)               (5,770,731)
         Class C                                                                         (311,510)                 (240,836)
         Class I                                                                       (1,065,590)                 (144,394)
         Class Y                                                                       (1,066,854)                 (960,664)
                                                                                       ----------                  --------
Total distributions                                                                   (52,251,364)              (37,967,483)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                        1,169,738,802               847,398,657
     Class B shares                                                                   374,588,490               314,342,684
     Class C shares                                                                    20,282,935                19,606,728
     Class I shares                                                                    80,287,958                19,813,803
     Class Y shares                                                                    27,979,741                19,008,249
Reinvestment of distributions at net asset value
     Class A shares                                                                    41,884,071                29,730,112
     Class B shares                                                                     6,429,593                 5,649,888
     Class C shares                                                                       302,054                   232,895
     Class I shares                                                                     1,065,516                   144,280
     Class Y shares                                                                       825,421                   542,784
Payments for redemptions
     Class A shares                                                                  (525,350,848)             (316,122,621)
     Class B shares (Note 2)                                                         (328,341,945)             (213,635,413)
     Class C shares (Note 2)                                                          (10,025,616)               (6,303,553)
     Class I shares                                                                   (14,569,375)               (2,503,628)
     Class Y shares                                                                   (52,885,904)              (13,765,705)
                                                                                      -----------               -----------
Increase (decrease) in net assets from capital share transactions                     792,210,893               704,139,160
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                             1,648,827,313             1,215,987,907
Net assets at beginning of year                                                     3,454,489,514             2,238,501,607
                                                                                    -------------             -------------
Net assets at end of year                                                          $5,103,316,827            $3,454,489,514
                                                                                   ==============            ==============
Undistributed net investment income                                                $    4,314,939            $   13,473,669
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

RiverSource Diversified Equity Income Fund (formerly AXP Diversified Equity Income Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2005, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 1.87% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio

The Fund currently invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in dividend-paying common and preferred stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Sept. 30, 2005 was 99.99%.

The Fund's Board has approved the withdrawal of the Fund's assets from the Portfolio, which is expected to be completed in late 2005 or early 2006. After that date, the Fund will invest directly in and manage its own portfolio of securities rather than investing in the Portfolio.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $11,515,762 and accumulated net realized gain has been increased by $11,515,762.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                          2005               2004

Class A
Distributions paid from:
     Ordinary income                      $43,253,532        $30,850,858
     Long-term capital gain                        --                 --
Class B
Distributions paid from:
     Ordinary income                        6,553,878          5,770,731
     Long-term capital gain                        --                 --
Class C
Distributions paid from:
     Ordinary income                          311,510            240,836
     Long-term capital gain                        --                 --
Class I*
Distributions paid from:
     Ordinary income                        1,065,590            144,394
     Long-term capital gain                        --                 --
Class Y
Distributions paid from:
     Ordinary income                        1,066,854            960,664
     Long-term capital gain                        --                 --

* Inception date is March 4, 2004.

At Sept. 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $    4,195,436
Accumulated long-term gain (loss)                         $  204,551,746
Unrealized appreciation (depreciation)                    $1,068,468,758

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. Effective Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended Sept. 30, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $8,872,751 for Class A, $529,005 for Class B and $6,864 for Class C for the year ended Sept. 30, 2005.

During the year ended Sept. 30. 2005, the Fund's transfer agency fees were reduced by $114,366 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Sept. 30, 2005
                                              Class A           Class B          Class C           Class I          Class Y
Sold                                      104,759,749        34,015,774        1,839,130         7,293,606        2,450,631
Issued for reinvested distributions         3,690,899           572,017           26,789            92,787           72,717
Redeemed                                  (47,173,827)      (29,054,339)        (908,682)       (1,297,386)      (4,500,530)
                                          -----------       -----------         --------        ----------       ----------
Net increase (decrease)                    61,276,821         5,533,452          957,237         6,089,007       (1,977,182)
                                           ----------         ---------          -------         ---------       ----------

                                                                    Year ended Sept. 30, 2004
                                              Class A           Class B          Class C          Class I*          Class Y
Sold                                       89,467,023        33,396,010        2,087,177         2,047,527        1,994,693
Issued for reinvested distributions         3,087,132           587,412           24,227            14,750           56,342
Redeemed                                  (33,291,976)      (22,552,582)        (662,299)         (263,805)      (1,451,072)
                                          -----------       -----------         --------          --------       ----------
Net increase (decrease)                    59,262,179        11,430,840        1,449,105         1,798,472          599,963
                                           ----------        ----------        ---------         ---------          -------

* Inception date is March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Sept. 30, 2005.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

5. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                      $ 9.88      $8.14       $6.26      $ 8.18      $8.96
                                                                          ------      -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                                 .15        .15         .14         .13        .12
Net gains (losses) (both realized and unrealized)                           2.23       1.73        1.86       (1.45)      (.75)
                                                                          ------      -----       -----      ------      -----
Total from investment operations                                            2.38       1.88        2.00       (1.32)      (.63)
                                                                          ------      -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                        (.15)      (.14)       (.12)       (.12)      (.12)
Excess distributions from net investment income                               --         --          --          --       (.01)
Distributions from realized gains                                             --         --          --        (.48)      (.02)
                                                                          ------      -----       -----      ------      -----
Total distributions                                                         (.15)      (.14)       (.12)       (.60)      (.15)
                                                                          ------      -----       -----      ------      -----
Net asset value, end of period                                            $12.11      $9.88       $8.14      $ 6.26      $8.18
                                                                          ------      -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $3,751     $2,455      $1,539      $1,243     $1,489
Ratio of expenses to average daily net assets(b)                           1.04%      1.06%       1.04%       1.02%       .95%
Ratio of net investment income (loss) to average daily net assets          1.46%      1.67%       1.94%       1.55%      1.38%
Portfolio turnover rate (excluding short-term securities)                    24%        18%         38%         40%       105%
Total return(c)                                                           24.24%     23.09%      32.17%     (17.87%)    (7.03%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                      $ 9.85      $8.12       $6.25      $ 8.17      $8.94
                                                                          ------      -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                                 .07        .06         .08         .06        .06
Net gains (losses) (both realized and unrealized)                           2.22       1.73        1.86       (1.44)      (.74)
                                                                          ------      -----       -----      ------      -----
Total from investment operations                                            2.29       1.79        1.94       (1.38)      (.68)
                                                                          ------      -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                        (.07)      (.06)       (.07)       (.06)      (.06)
Excess distributions from net investment income                               --         --          --          --       (.01)
Distributions from realized gains                                             --         --          --        (.48)      (.02)
                                                                          ------      -----       -----      ------      -----
Total distributions                                                         (.07)      (.06)       (.07)       (.54)      (.09)
                                                                          ------      -----       -----      ------      -----
Net asset value, end of period                                            $12.07      $9.85       $8.12      $ 6.25      $8.17
                                                                          ------      -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,141       $877        $629        $529       $558
Ratio of expenses to average daily net assets(b)                           1.80%      1.83%       1.81%       1.79%      1.71%
Ratio of net investment income (loss) to average daily net assets           .70%       .89%       1.18%        .79%       .62%
Portfolio turnover rate (excluding short-term securities)                    24%        18%         38%         40%       105%
Total return(c)                                                           23.28%     22.11%      31.10%     (18.50%)    (7.70%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                      $ 9.84      $8.11       $6.25      $ 8.17      $8.94
                                                                          ------      -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                                 .07        .07         .08         .07        .06
Net gains (losses) (both realized and unrealized)                           2.22       1.73        1.85       (1.45)      (.74)
                                                                          ------      -----       -----      ------      -----
Total from investment operations                                            2.29       1.80        1.93       (1.38)      (.68)
                                                                          ------      -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                        (.07)      (.07)       (.07)       (.06)      (.06)
Excess distributions from net investment income                               --         --          --          --       (.01)
Distributions from realized gains                                             --         --          --        (.48)      (.02)
                                                                          ------      -----       -----      ------      -----
Total distributions                                                         (.07)      (.07)       (.07)       (.54)      (.09)
                                                                          ------      -----       -----      ------      -----
Net asset value, end of period                                            $12.06      $9.84       $8.11      $ 6.25      $8.17
                                                                          ------      -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                      $58        $38         $20         $12         $5
Ratio of expenses to average daily net assets(b)                           1.81%      1.83%       1.83%       1.82%      1.71%
Ratio of net investment income (loss) to average daily net assets           .69%       .92%       1.15%        .83%       .73%
Portfolio turnover rate (excluding short-term securities)                    24%        18%         38%         40%       105%
Total return(c)                                                           23.33%     22.18%      30.96%     (18.48%)    (7.67%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.
--------------------------------------------------------------------------------
33 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                              2005       2004(b)
Net asset value, beginning of period                                      $ 9.89     $10.03
                                                                          ------     ------
Income from investment operations:
Net investment income (loss)                                                 .20        .19
Net gains (losses) (both realized and unrealized)                           2.24       (.19)
                                                                          ------     ------
Total from investment operations                                            2.44         --
                                                                          ------     ------
Less distributions:
Dividends from net investment income                                        (.20)      (.14)
                                                                          ------     ------
Net asset value, end of period                                            $12.13     $ 9.89
                                                                          ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                      $96        $18
Ratio of expenses to average daily net assets(c)                            .62%       .63%(d)
Ratio of net investment income (loss) to average daily net assets          1.85%      2.35%(d)
Portfolio turnover rate (excluding short-term securities)                    24%        18%
Total return(e)                                                           24.81%       .02%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                      $ 9.89      $8.14       $6.26      $ 8.18      $8.96
                                                                          ------      -----       -----      ------      -----
Income from investment operations:
Net investment income (loss)                                                 .17        .16         .15         .14        .14
Net gains (losses) (both realized and unrealized)                           2.23       1.74        1.86       (1.45)      (.75)
                                                                          ------      -----       -----      ------      -----
Total from investment operations                                            2.40       1.90        2.01       (1.31)      (.61)
                                                                          ------      -----       -----      ------      -----
Less distributions:
Dividends from net investment income                                        (.17)      (.15)       (.13)       (.13)      (.14)
Excess distributions from net investment income                               --         --          --          --       (.01)
Distributions from realized gains                                             --         --          --        (.48)      (.02)
                                                                          ------      -----       -----      ------      -----
Total distributions                                                         (.17)      (.15)       (.13)       (.61)      (.17)
                                                                          ------      -----       -----      ------      -----
Net asset value, end of period                                            $12.12      $9.89       $8.14      $ 6.26      $8.18
                                                                          ------      -----       -----      ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                      $58        $67         $50         $26        $22
Ratio of expenses to average daily net assets(b)                            .87%       .90%        .87%        .86%       .78%
Ratio of net investment income (loss) to average daily net assets          1.63%      1.83%       2.11%       1.74%      1.56%
Portfolio turnover rate (excluding short-term securities)                    24%        18%         38%         40%       105%
Total return(c)                                                           24.38%     23.41%      32.39%     (17.75%)    (6.82%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Diversified Equity Income Fund (a series of AXP Investment Series, Inc.) as of September 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2005, and the financial highlights for each of the years in the five-year period ended September 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Diversified Equity Income Fund as of September 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 21, 2005

--------------------------------------------------------------------------------
36 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Diversified Equity Income Fund
Fiscal year ended Sept. 30, 2005

Class A

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.04478
March 28, 2005                                                         0.03552
June 28, 2005                                                          0.03520
Sept. 28, 2005                                                         0.03810
Total distributions                                                   $0.15360

Class B

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.02617
March 28, 2005                                                         0.01409
June 28, 2005                                                          0.01441
Sept. 28, 2005                                                         0.01312
Total distributions                                                   $0.06779

--------------------------------------------------------------------------------
37 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.02609
March 28, 2005                                                         0.01414
June 28, 2005                                                          0.01470
Sept. 28, 2005                                                         0.01587
Total distributions                                                   $0.07080

Class I

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.05508
March 28, 2005                                                         0.04707
June 28, 2005                                                          0.04651
Sept. 28, 2005                                                         0.04983
Total distributions                                                   $0.19849

Class Y

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.04863
March 28, 2005                                                         0.03982
June 28, 2005                                                          0.03985
Sept. 28, 2005                                                         0.04027
Total distributions                                                   $0.16857

--------------------------------------------------------------------------------
38 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

                                                          Beginning            Ending            Expenses
                                                        account value       account value      paid during         Annualized
                                                        April 1, 2005      Sept. 30, 2005      the period(a)      expense ratio
Class A
         Actual(b)                                         $1,000              $1,103.80          $5.48(c)            1.04%
         Hypothetical (5% return before expenses)          $1,000              $1,019.85          $5.27(c)            1.04%
Class B
         Actual(b)                                         $1,000              $1,098.90          $9.47(c)            1.80%
         Hypothetical (5% return before expenses)          $1,000              $1,016.04          $9.10(c)            1.80%
Class C
         Actual(b)                                         $1,000              $1,099.30          $9.47(c)            1.80%
         Hypothetical (5% return before expenses)          $1,000              $1,016.04          $9.10(c)            1.80%
Class I
         Actual(b)                                         $1,000              $1,105.80          $3.27(c)             .62%
         Hypothetical (5% return before expenses)          $1,000              $1,021.96          $3.14(c)             .62%
Class Y
         Actual(b)                                         $1,000              $1,104.40          $4.54(c)             .86%
         Hypothetical (5% return before expenses)          $1,000              $1,020.76          $4.36(c)             .86%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Sept. 30, 2005: +10.38% for Class A, +9.89% for Class B, +9.93% for Class C, +10.58% for Class I and +10.44% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Sept. 30, 2005, the actual expenses paid would have been $5.59 for Class A, $9.58 for Class B, $9.58 for Class C, $3.38 for Class I and $4.64 for Class Y; the hypothetical expenses paid would have been $5.37 for Class A, $9.20 for Class B, $9.20 for Class C, $3.24 for Class I and $4.46 for Class Y.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 11 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Arne H. Carlson                        Board member        Chair, Board Services Corporation
901 S. Marquette Ave.                  since 1999          (provides administrative services
Minneapolis, MN 55402                                      to boards); former Governor  of
Age 71                                                     Minnesota
-------------------------------------- ------------------- ------------------------------------ ------------------------
Philip J. Carroll, Jr*.                Board member        Retired Chairman and CEO,  Fluor     Scottish Power PLC,
901 S. Marquette Ave.                  since 2002          Corporation (engineering  and        Vulcan Materials
Minneapolis, MN 55402                                      construction)                        Company, Inc.
Age 67                                                                                          (construction
                                                                                                materials/chemicals)
-------------------------------------- ------------------- ------------------------------------ ------------------------
Patricia M. Flynn                      Board member        Trustee Professor of Economics and
901 S. Marquette Ave.                  since 2004          Management, Bentley College;
Minneapolis, MN 55402                                      former Dean, McCallum Graduate
Age 54                                                     School of Business, Bentley College
-------------------------------------- ------------------- ------------------------------------ ------------------------
Anne P. Jones                          Board member        Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------- ------------------------------------ ------------------------
Jeffrey Laikind                        Board member        Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.                  since 2005          Asset Management                     Insurance
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------- ------------------------------------ ------------------------
Stephen R. Lewis, Jr.                  Board member        President Emeritus and  Professor    Valmont Industries,
901 S. Marquette Ave.                  since 2002          of Economics,  Carleton College      Inc. (manufactures
Minneapolis, MN 55402                                                                           irrigation systems)
Age 65
-------------------------------------- ------------------- ------------------------------------ ------------------------
Catherine James Paglia                 Board member        Director, Enterprise Asset           Strategic
901 S. Marquette Ave.                  since 2004          Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                                      estate and asset management          (transportation,
Age 53                                                     company)                             distribution and
                                                                                                logistics consultants)
-------------------------------------- ------------------- ------------------------------------ ------------------------

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005

--------------------------------------------------------------------------------
41 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Alan K. Simpson                        Board member        Former three-term United States
1201 Sunshine Ave.                     since 1997          Senator for Wyoming
Cody, WY 82414
Age 74
-------------------------------------- ------------------- ------------------------------------ ------------------------
Alison Taunton-Rigby                   Board member        Chief Executive Officer,             Hybridon, Inc.
901 S. Marquette Ave.                  since 2002          RiboNovix, Inc. since 2003           (biotechnology)
Minneapolis, MN 55402                                      (biotechnology); former President,
Age 61                                                     Forester Biotech
-------------------------------------- ------------------- ------------------------------------ ------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
William F. Truscott                    Board member        President - U.S. Asset Management
53600 Ameriprise Financial Center      since 2001,  Vice   and Chief Investment Officer of
Minneapolis, MN 55474                  President  since    Ameriprise Financial, Inc. and
Age 45                                 2002                President, Chairman of the Board
                                                           and Chief Investment Officer of
                                                           RiverSource Investments, LLC
                                                           since 2005. Senior Vice President
                                                           - Chief Investment Officer of
                                                           Ameriprise Financial, Inc. and
                                                           Chairman of the Board and Chief
                                                           Investment Officer of RiverSource
                                                           Investments, LLC, 2001-2005;
                                                           former Chief Investment Officer
                                                           and Managing Director, Zurich
                                                           Scudder
-------------------------------------- ------------------- ------------------------------------ ------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

Fund Officers

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Jeffrey P. Fox                         Treasurer           Vice President - Investment
105 Ameriprise Financial Center        since 2002          Accounting, Ameriprise Financial,
Minneapolis, MN 55474                                      Inc., since 2002; Vice President -
Age 50                                                     Finance, American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, Ameriprise
                                                           Financial, Inc., 1996-2000
-------------------------------------- ------------------- ------------------------------------ ------------------------
Paula R. Meyer                         President           Senior Vice President - Mutual
596 Ameriprise Financial Center        since 2002          Funds, Ameriprise Financial,
Minneapolis, MN 55474                                      Inc.,  since 2002 and Senior Vice
Age 51                                                     President, RiverSource
                                                           Investments, LLC since 2004; Vice
                                                           President  and Managing Director
                                                           -  American Express Funds,
                                                           Ameriprise Financial, Inc.,
                                                           2000-2002; Vice President,
                                                           Ameriprise Financial, Inc.,
                                                           1998-2000
-------------------------------------- ------------------- ------------------------------------ ------------------------
Leslie L. Ogg                          Vice President,     President of Board Services
901 S. Marquette Ave.                  General Counsel,    Corporation
Minneapolis, MN 55402                  and Secretary
Age 67                                 since 1978
-------------------------------------- ------------------- ------------------------------------ ------------------------
Beth E. Weimer                         Chief Compliance    Vice President and Chief
172 Ameriprise Financial Center        Officer since 2004  Compliance Officer, Ameriprise
Minneapolis, MN 55474                                      Financial, Inc., since 2001 and
Age 52                                                     Chief Compliance Officer,
                                                           RiverSource Investments, LLC
                                                           since 2005; Vice President and
                                                           Chief Compliance Officer - Asset
                                                           Management and Insurance,
                                                           Ameriprise Financial Services,
                                                           Inc., since 2001; Partner, Arthur
                                                           Andersen Regulatory Risk
                                                           Services,  1998-2001
-------------------------------------- ------------------- ------------------------------------ ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial; formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of service received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year. A detailed discussion of the Board's considerations and determinations is provided below under "Board Considerations Related to Renewal of IMS Agreement for an Interim Period."

While it was expected that the spin-off would not result in an "assignment" of the IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the Fund prior to the spin-off.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

In light of the need to consider new contracts, the Board also determined to review, and consider where appropriate, making changes to the current terms of the IMS Agreement.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider proposed new contracts for the Fund. At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on February 15, 2006 to consider approval of the new agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. A detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement is provided below under "Board Considerations Related to the New IMS Agreement."

Board Considerations Related to Renewal of IMS Agreement for an Interim Period

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that, over time, the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, Ameriprise Financial provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and Ameriprise Financial's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by Ameriprise Financial, noting the existence of a pricing philosophy, established by the Board and Ameriprise Financial, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing
(i) a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and (ii) the Fund's contribution to Ameriprise Financial's profitability. The Board determined that the total expense ratio of the Fund is below median of its comparison group.

The Board considered the economies of scale that might be realized by Ameriprise Financial as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

The Board took into account the Contracts Committee's discussion comparing the fees Ameriprise Financial charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by Ameriprise Financial and its affiliates from its relationship with the Fund. The Board took into account the services acquired by Ameriprise Financial through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that Ameriprise Financial's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit Ameriprise Financial to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to Ameriprise Financial under the IMS Agreement were fair and reasonable and determined to approve renewal of the IMS Agreement for the interim period.

Board Considerations Related to Approval of New IMS Agreement

For the six months following the April 2005 meeting, the Board evaluated whether to approve the New IMS Agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the New IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB) to assist it in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.)

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment.) The Board considered that advisory fees would increase under the New IMS Agreement but that the total expense ratio would remain below the median. The Board also took into account

--------------------------------------------------------------------------------
47 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and
(iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
48 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
49 -- RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

Equity Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Equity Portfolio are RiverSource Stock Fund and Ameriprise Financial, Inc. The shareholder report filed with this Form is the report provided to shareholders of RiverSource Stock Fund.

Annual Report                                RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource(SM)

Stock Fund

Annual Report for the
Period Ended Sept. 30, 2005

> RiverSource Stock Fund (formerly AXP(R)Stock Fund) seeks to provide shareholders with current income and growth of capital.

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

The Fund's Long-term Performance                                     10

Investments in Securities                                            12

Financial Statements (Portfolio)                                     18

Notes to Financial Statements (Portfolio)                            20

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                24

Financial Statements (Fund)                                          25

Notes to Financial Statements (Fund)                                 28

Report of Independent Registered
   Public Accounting Firm (Fund)                                     38

Federal Income Tax Information                                       39

Fund Expenses Example                                                41

Board Members and Officers                                           43

Approval of Investment Management
   Services Agreement                                                46

Proxy Voting                                                         51

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Scott Mullinix, CFA                        6/04              16
Dimitris Bertsimas, Ph.D.                 10/04              12
Gina Mourtzinou, Ph.D.                    10/04               9

FUND OBJECTIVE

For investors seeking current income and growth of capital.

Inception dates by class
A: 4/6/45         B: 3/20/95   C: 6/26/00   I: 3/4/04     Y: 3/20/95

Ticker symbols by class
A: INSTX          B: IDSBX     C: --        I: --         Y: IDSYX

Total net assets                                         $1.928 billion

Number of holdings                                                  251

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X            LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Health Care 16.8%
Financials 16.0%
Energy 13.1%
Information Technology 12.0%
Consumer Staples 11.2%
Consumer Discretionary 9.5%
Industrials 8.8%
Utilities 5.2%
Telecommunication Services 4.5%
Materials 1.9%
Short-Term Securities* 1.0%

* Of the 1.0%, 0.6% is due to security lending activity and 0.4% is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil (Oil & Gas)                                            4.0%
Altria Group (Tobacco)                                             3.6
UnitedHealth Group
(Health Care Providers & Services)                                 3.1
Johnson & Johnson (Pharmaceuticals)                                2.8
Citigroup (Diversified Financial Services)                         2.1
Chevron (Oil & Gas)                                                1.8
Hewlett-Packard (Computers & Peripherals)                          1.8
Microsoft (Software)                                               1.7
Caterpillar (Machinery)                                            1.7
Procter & Gamble (Household Products)                              1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]
                             PERFORMANCE COMPARISON

                        For the year ended Sept. 30, 2005

                        +12.58%      +12.25%      +11.47%

+12.58% = RiverSource Stock Fund Class A (excluding sales charge)
+12.25% = Standard & Poor's 500 Index (unmanaged)
+11.47% = Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A                  Class B                  Class C            Class I     Class Y
(Inception dates)          (4/6/45)                 (3/20/95)                (6/26/00)          (3/4/04)    (3/20/95)
                                                          After                      After
                        NAV(1)    POP(2)       NAV(1)     CDSC(3)       NAV(1)      CDSC(4)      NAV(5)       NAV(6)
at Sept. 30, 2005
1 year                 +12.58%    +6.11%      +11.72%      +6.72%       +11.72%     +10.72%      +13.07%     +12.83%
3 years                +12.75%   +10.54%      +11.88%     +10.81%       +11.88%     +11.88%        N/A       +12.96%
5 years                 -2.51%    -3.66%       -3.27%      -3.61%        -3.27%      -3.27%        N/A        -2.35%
10 years                +6.46%    +5.84%       +5.65%      +5.65%         N/A         N/A          N/A        +6.62%
Since inception         +9.79%    +9.68%       +6.71%      +6.71%        -2.96%      -2.96%       +5.32%      +7.68%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to RiverSource Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, RiverSource(SM) Stock Fund's (formerly AXP(R) Stock Fund) portfolio management team -- Scott Mullinix in Minneapolis and Dimitris Bertsimas and Gina Mourtzinou in Cambridge, Mass. -- discuss the Fund's results and positioning for the 2005 fiscal year. In October 2004, Bertsimas and Mourtzinou began managing approximately 25% of the Fund's assets using a quantitative investing approach. At fiscal year-end, they managed 50% of the Fund's assets. Shareholders will be asked to approve a merger of the Fund into RiverSource Disciplined Equity Fund at a shareholder meeting on Feb. 15, 2006. This approval is not guaranteed.

Q:  How did RiverSource Stock Fund perform for the 12 months ended Sept. 30,
    2005?

A: RiverSource(SM) Stock Fund's Class A shares rose 12.58%, excluding sales charge for the 12 months ended Sept. 30, 2005. The Fund outperformed its benchmark, the broad-based Standard & Poor's 500 Index (S&P 500 Index), which rose 12.25% for the same period. The Fund's peer group, as represented by the Lipper Large-Cap Core Funds Index, gained 11.47%.

Q:  What factors most significantly affected performance?

    Bertsimas and Mourtzinou: In October 2004, we began managing a portion of the Fund using a quantitative approach. The performance of our portfolio segment has been quite strong, significantly outpacing the S&P 500 Index.

    We rely on three separate, time-tested models -- a momentum model, a value model and a quality model -- to select individual stocks for the portfolio. Overall, the stocks chosen by the momentum model were the most significant contributors to performance during the period. The momentum model outperformed the S&P 500 Index throughout the period. The value model also outperformed, but not as dramatically. The quality model lagged the benchmark, but strong results from the other models more than compensated, which is a key benefit of our multiple model approach.

    Sector weightings within our portfolio segment are a byproduct of stock selection rather than a top-down strategy. During this period, our models favored energy stocks and the Fund's large exposure to the sector was particularly beneficial. Three of the Fund's five largest positive contributors were in the energy sector -- Exxon Mobil, ConocoPhillips and Chevron Texaco. Energy stocks advanced sharply this year in response to high oil and natural gas prices and supply problems that intensified when Hurricanes Katrina and Rita damaged production capabilities on the U.S. Gulf Coast.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Overall, the stocks chosen by the momentum model were the most significant contributors to performance during the period. [END CALLOUT QUOTE]

       -- Bertsimas and Mourtzinou

    The Fund's smaller-than-S&P 500 Index weighting in technology proved beneficial. Within the sector, Autodesk, which was chosen by our momentum model, was a key contributor. This company develops computer aided mechanical design software as well as other technology platforms and is currently in the midst of a very profitable product cycle that has resulted in strong price appreciation.

    Stock selection within the consumer staples sector was quite strong, and the Fund's large allocation accounted for a meaningful portion of our outperformance. Food and tobacco stock Altria, which was selected by both our momentum and value models, was one of the largest positive contributors. The stock appeared to be underpriced relative to its earnings as investors were concerned about litigation issues.

    As some of those issues were resolved during the year, Altria's price rose sharply. Individual stocks in the health care sector also added to performance.

    During the annual period, our models generally favored telecommunications stocks, leading us to a large weighting in the sector. Telecommunications was the only sector to detract from performance during the period.

    Individual detractors from performance included mortgage finance company Fannie Mae, which was selected by our value model. Fannie Mae suffered from accounting issues and concerns about increased regulatory oversight. Discount retailer Wal-Mart was another detractor. This stock was chosen by our quality model. Wal-Mart remains a solid company, but has faced near-term concerns about consumer spending, particularly in light of higher energy prices.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Stock selection in the energy sector was a key contributor as the sector advanced sharply on continued high energy prices and constrained supplies. [END CALLOUT QUOTE]

       -- Mullinix

    Because our separate asset allocation model heavily favored international stocks, we maintained a small international position through holdings of iShares MSCI EAFE Index Fund, an exchange-traded fund based on the MSCI EAFE Index. This position added to Fund performance during the fiscal period.

    Mullinix: Our segment of the portfolio also performed quite well during the fiscal year. The best performing areas were energy and industrials. Stock selection in the energy sector was a key contributor as the sector advanced sharply on continued high energy prices and constrained supplies. Individual energy stocks that added to relative return included EnCana, a Canadian oil and natural gas company, and Peabody Energy, a coal company.

    Stock selection in the industrials sector was also favorable, although the portfolio was hampered by its larger-than-S&P 500 position in the underperforming sector. Construction and mining equipment company Caterpillar and industrial automation company Rockwell Automation were two industrial stocks that positively affected performance.

    Stock selection in the technology sector detracted from performance. Internet search engine Google had a strong positive impact, but wireless equipment company Qualcomm detracted.

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7 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the Fund and how is it currently positioned?

    Bertsimas and Mourtzinou: Energy stocks have become slightly less attractive according to our models. Consequently, the Fund's energy position has decreased somewhat, although it is still larger than that of the S&P 500 Index.

    The Fund's allocation to industrials stocks decreased as well. The industrials position is the Fund's largest underweight relative to the S&P 500 Index. During the period, the momentum model had been favoring industrials stocks, but now considers them less attractive.

    The allocation to the financials sector also went down a bit and is still less than the S&P 500 Index. The technology allocation remains smaller than the S&P 500 Index weighting, although the position has increased slightly as the models have become slightly less negative on technology stocks. Telecommunications has stayed about the same, with a larger-than-S&P 500 Index position.

    Mullinix: We moved our segment of the portfolio to a less cyclically oriented positioning over the course of the period. At the beginning of the fiscal year, we were generally optimistic about economic growth and the prospects for the market. As inflation concerns and energy prices have risen, we have tempered our outlook. The Fund's industrials position had been materially larger than that of the S&P 500 Index; the position has since been reduced. We increased the Fund's health care position from a weighting about equal to the S&P 500 Index, up to a larger-than-S&P 500 Index position. Other sectors have been adjusted slightly, with our consumer and materials allocations now even smaller relative to the S&P 500 Index. The financials sector allocation also remains below that of the S&P 500 Index.

Q:  How do you intend to manage the Fund in the coming months?

    Bertsimas and Mourtzinou: We will continue to use our three well-tested models, striving to find the best performing stocks regardless of market conditions. We will also continue to monitor weightings as a risk control, so that no individual security, industry or sector becomes too large within the portfolio segment. We also intend to continue to employ our risk controls, including restrictions on market capitalization, price, quality, turnover and transaction costs.

    Because the portfolio's stocks are selected by a quantitative process, our economic and market outlook is not a meaningful factor in our portfolio management. That said, we think it is likely that our momentum model will -

-------------------------------------------------------------------------------

8 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Questions & Answers

    continue to outperform through the remainder of the calendar year. However, should it weaken, we would expect the performance of the other two models to help support the Fund's return. That is a primary benefit of combining three separate and diverse models into one strategy. We are optimistic that with this approach the Fund can perform well regardless of the types of stock or sectors leading the market.

    Mullinix: In our view, stock valuations appeared fair to relatively cheap at fiscal year-end. As a result, we do not see significant valuation risk. We consider the corporate profit outlook to be healthy, but not wildly robust. We see higher inflation, interest rates and energy prices as the most prominent risks currently affecting the market. We consider these risks to be linked and also believe they could resolve themselves in a positive way. However, we are maintaining a cautious strategy in case these risks threaten market performance.

    We are keeping the Fund's market capitalization a little higher than the S&P 500 Index and have somewhat de-emphasized sector allocations as a means to add value. Though we are looking for outperformance from our positions in the industrial and health care sector, we are mainly trying to add value through stock selection as we have done in the past fiscal year. In terms of individual stocks, we are focused on those with positive fundamentals that are leaders in their industries and exhibit attractive valuations. Overall, the Fund is positioned such that we would expect it to participate in any market advance, but also effectively weather any downturns.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Stock Fund Class A shares (from 10/1/95 to 9/30/05) as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                         Short-term     Long-term
Fiscal year ended             Income    capital gains capital gains   Total
Sept. 30, 2005                 $0.25        $  --        $  --        $0.25
Sept. 30, 2004                  0.19           --           --         0.19
Sept. 30, 2003                  0.18           --           --         0.18
Sept. 30, 2002                  0.17           --           --         0.17
Sept. 30, 2001                  0.18         0.88         1.93         2.99

--------------------------------------------------------------------------------
10 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

[LINE CHART]

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE STOCK FUND

Riversource Stock Fund
   (includes sales charge)               $9,425 $10,979 $14,297 $14,589 $17,172 $20,021 $15,042 $12,304 $14,277 $15,664 $17,635
S&P 500 Index                           $10,000 $12,034 $16,901 $18,430 $23,554 $26,682 $19,576 $15,565 $19,363 $22,049 $24,750
Lippper Large-Cap Core Funds Index      $10,000 $11,803 $15,955 $16,992 $21,242 $25,006 $18,032 $14,689 $17,637 $19,517 $21,756
                                          `95     `96     `97     `98     `99     `00     `01     `02     `03     `04     `05

COMPARATIVE RESULTS

Results at Sept. 30, 2005                                                                                        Since
                                                              1 year    3 years     5 years     10 years     inception(3)
RiverSource Stock Fund (includes sales charge)
Class A    Cumulative value of $10,000                       $10,611   $13,507      $8,299      $17,635     $2,673,656
           Average annual total return                        +6.11%   +10.54%      -3.66%       +5.84%         +9.68%
S&P 500 Index(1)
           Cumulative value of $10,000                       $11,225   $15,901      $9,277      $24,750            N/A
           Average annual total return                       +12.25%   +16.72%      -1.49%       +9.49%            N/A
Lipper Large-Cap Core Funds Index(2)
           Cumulative value of $10,000                       $11,147   $14,812      $8,699      $21,756            N/A
           Average annual total return                       +11.47%   +13.99%      -2.75%       +8.08%            N/A

Results for other share classes can be found on page 4.

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

(3) Fund data is from April 6, 1945. The Fund began operating before the inception of the S&P 500 Index and the Lipper peer group.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Investments in Securities

Equity Portfolio

Sept. 30, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (96.8%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.9%)
Boeing                                        253,530              $17,227,364
General Dynamics                                2,866                  342,630
Goodrich                                       23,131                1,025,629
Honeywell Intl                                220,000                8,250,000
Lockheed Martin                               150,000                9,156,000
Rockwell Collins                               55,762                2,694,420
United Technologies                           335,544               17,394,600
Total                                                               56,090,643

Air Freight & Logistics (0.1%)
FedEx                                          11,782                1,026,566

Auto Components (0.1%)
Dana                                           30,576                  287,720
Delphi                                        111,477                  307,677
Johnson Controls                               25,635                1,590,651
Total                                                                2,186,048

Automobiles (0.6%)
Ford Motor                                    512,472                5,052,974
General Motors                                151,189(d)             4,627,895
Harley-Davidson                                51,295                2,484,730
Total                                                               12,165,599

Beverages (1.8%)
Coca-Cola                                     448,176               19,356,721
Constellation Brands Cl A                      74,283(b)             1,931,358
PepsiCo                                       234,777               13,314,204
Total                                                               34,602,283

Biotechnology (0.7%)
Amgen                                         150,000(b)            11,950,500
Gilead Sciences                                29,741(b)             1,450,171
Total                                                               13,400,671

Capital Markets (2.4%)
Bear Stearns Companies                         13,037                1,430,811
Franklin Resources                             94,915                7,969,063
Goldman Sachs Group                           150,000               18,237,001
Janus Capital Group                            64,951                  938,542

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Capital Markets (cont.)
Lehman Brothers Holdings                      111,553              $12,993,693
Merrill Lynch & Co                             34,591                2,122,158
Morgan Stanley                                 59,546                3,211,911
Total                                                               46,903,179

Chemicals (0.3%)
Dow Chemical                                   56,605                2,358,730
Monsanto                                       68,798                4,317,075
Total                                                                6,675,805

Commercial Banks (2.7%)
Bank of America                               210,000                8,841,000
Comerica                                       21,570                1,270,473
KeyCorp                                        43,553                1,404,584
Natl City                                     172,364                5,763,852
PNC Financial Services Group                   98,614                5,721,584
US Bancorp                                    330,000                9,266,400
Wachovia                                       27,465                1,307,059
Wells Fargo & Co                              320,000               18,742,401
Total                                                               52,317,353

Commercial Services & Supplies (--%)
Equifax                                        27,434                  958,544

Communications Equipment (1.4%)
Cisco Systems                                 480,000(b)             8,606,400
Comverse Technology                            71,637(b)             1,881,904
Corning                                       356,027(b)             6,882,002
Motorola                                      360,000                7,952,400
Tellabs                                       102,379(b)             1,077,027
Total                                                               26,399,733

Computers & Peripherals (3.5%)
Apple Computer                                251,040(b)            13,458,254
Dell                                           90,000(b)             3,078,000
EMC                                           580,000(b)             7,505,200
Gateway                                       251,317(b)               678,556
Hewlett-Packard                             1,155,152               33,730,438
Lexmark Intl Cl A                              15,641(b)               954,883
NCR                                            40,190(b)             1,282,463
Network Appliance                             107,784(b)             2,558,792
QLogic                                        145,178(b)             4,965,088
Total                                                               68,211,674

See accompanying notes to investments in securities.

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12 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Construction & Engineering (--%)
Fluor                                          13,516                 $870,160

Consumer Finance (0.8%)
MBNA                                           79,188                1,951,192
Providian Financial                            52,700(b)               931,736
SLM                                           220,000               11,800,800
Total                                                               14,683,728

Distributors (0.1%)
Genuine Parts                                  28,762                1,233,890

Diversified Financial Services (3.4%)
CIT Group                                      34,530                1,560,065
Citigroup                                     867,558               39,491,241
iShares MSCI EAFE Index Fund                  407,600               23,677,484
Moody's                                        20,581                1,051,277
Total                                                               65,780,067

Diversified Telecommunication Services (4.4%)
AT&T                                          386,118                7,645,136
BellSouth                                     679,135               17,861,251
SBC Communications                            963,781               23,101,830
Sprint Nextel                                 667,110               15,863,876
Verizon Communications                        599,438               19,595,628
Total                                                               84,067,721

Electric Utilities (3.4%)
Allegheny Energy                               49,289(b)             1,514,158
American Electric Power                        61,522                2,442,423
CenterPoint Energy                             81,337                1,209,481
DTE Energy                                      7,313                  335,374
Edison Intl                                    31,102                1,470,503
Exelon                                        207,773               11,103,389
FPL Group                                      51,979                2,474,200
PG&E                                          108,523                4,259,528
PPL                                           440,000               14,225,201
Southern                                      360,000               12,873,600
TECO Energy                                    99,311                1,789,584
TXU                                           101,331               11,438,243
Xcel Energy                                    51,961                1,018,955
Total                                                               66,154,639

Electrical Equipment (0.4%)
American Power Conversion                      72,997                1,890,622
Rockwell Automation                           121,883(d)             6,447,611
Total                                                                8,338,233

Electronic Equipment & Instruments (0.2%)
Jabil Circuit                                  31,906(b)               986,534
Sanmina-SCI                                   787,345(b)             3,377,710
Total                                                                4,364,244

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Energy Equipment & Services (2.5%)
Baker Hughes                                  180,000              $10,742,400
Halliburton                                   218,157               14,948,117
Natl Oilwell Varco                             21,945(b)             1,443,981
Noble                                          32,093                2,197,087
Schlumberger                                  100,000                8,438,000
Transocean                                    173,396(b)            10,630,909
Total                                                               48,400,494

Food & Staples Retailing (2.5%)
Albertson's                                    82,337                2,111,944
CVS                                           402,856               11,686,853
Kroger                                        183,056(b)             3,769,123
Safeway                                       129,805                3,323,008
SYSCO                                          42,579                1,335,703
Wal-Mart Stores                               591,524               25,920,582
Total                                                               48,147,213

Food Products (1.4%)
Archer-Daniels-Midland                        202,405                4,991,307
Hershey                                        23,734                1,336,462
Kellogg                                       220,000               10,148,600
WM Wrigley Jr                                 150,000               10,782,000
Total                                                               27,258,369

Health Care Equipment & Supplies (2.6%)
Baxter Intl                                   190,000                7,575,300
Becton, Dickinson & Co                         24,737                1,296,961
Guidant                                        20,378                1,403,840
Medtronic                                     436,831               23,422,879
St. Jude Medical                              180,000(b)             8,424,000
Stryker                                       145,000                7,167,350
Total                                                               49,290,330

Health Care Providers & Services (6.8%)
Aetna                                         107,567                9,265,821
Cardinal Health                                46,110                2,925,218
Caremark Rx                                   108,287(b)             5,406,770
CIGNA                                          86,047               10,141,499
Express Scripts                                20,594(b)             1,280,947
HCA                                           113,610                5,444,191
Humana                                         51,440(b)             2,462,947
McKesson                                       78,501                3,724,872
Medco Health Solutions                         63,244(b)             3,467,669
Quest Diagnostics                              39,405                1,991,529
Tenet Healthcare                               69,745(b)               783,236
UnitedHealth Group                          1,051,384               59,087,782
WellPoint                                     334,149(b)            25,335,178
Total                                                              131,317,659

See accompanying notes to investments in securities.

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13 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Hotels, Restaurants & Leisure (1.6%)
Darden Restaurants                             50,646               $1,538,119
Harrah's Entertainment                        189,387               12,346,139
Marriott Intl Cl A                            208,825               13,155,974
Wendy's Intl                                   22,198                1,002,240
Yum! Brands                                    55,583                2,690,773
Total                                                               30,733,245

Household Durables (1.2%)
Centex                                         73,255                4,730,808
DR Horton                                     191,481                6,935,442
KB HOME                                        53,290                3,900,828
Pulte Homes                                   110,575                4,745,879
Stanley Works                                   4,742                  221,357
Whirlpool                                      21,968                1,664,515
Total                                                               22,198,829

Household Products (1.6%)
Kimberly-Clark                                 38,134                2,270,117
Procter & Gamble                              480,000               28,540,800
Total                                                               30,810,917

Industrial Conglomerates (1.9%)
3M                                            122,286                8,970,901
General Electric                              810,000               27,272,700
Total                                                               36,243,601

Insurance (4.5%)
ACE                                            12,982(c)               611,063
Allstate                                      274,851               15,196,511
Ambac Financial Group                          43,792                3,155,652
American Intl Group                           190,000               11,772,400
Aon                                            56,826                1,822,978
Chubb                                         124,009               11,105,006
Hartford Financial
  Services Group                               19,040                1,469,317
Jefferson-Pilot                                14,239                  728,610
Lincoln Natl                                   62,101                3,230,494
Loews                                          38,931                3,597,614
Marsh & McLennan
  Companies                                    95,414                2,899,631
MBIA                                           53,750                3,258,325
Prudential Financial                          161,681               10,923,168
Safeco                                         18,055                  963,776
St. Paul Travelers Companies                  316,775               14,213,694
Torchmark                                      22,084                1,166,698
UnumProvident                                  76,942                1,577,311
Total                                                               87,692,248

Internet & Catalog Retail (0.2%)
eBay                                           83,280(b)             3,431,136

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Internet Software & Services (0.7%)
Google Cl A                                    25,000(b)            $7,911,500
Yahoo!                                        140,000(b)             4,737,600
Total                                                               12,649,100

IT Services (0.4%)
Affiliated Computer
  Services Cl A                                19,858(b)             1,084,247
Automatic Data Processing                      21,107                  908,445
Convergys                                     108,755(b)             1,562,809
Electronic Data Systems                        95,135                2,134,830
Sabre Holdings Cl A                            53,261                1,080,133
Unisys                                        153,647(b,g)           1,020,216
Total                                                                7,790,680

Leisure Equipment & Products (0.2%)
Eastman Kodak                                 115,450                2,808,899
Mattel                                        120,252                2,005,803
Total                                                                4,814,702

Machinery (2.2%)
Caterpillar                                   533,574               31,347,473
Ingersoll-Rand Cl A                            25,846(c)               988,093
ITT Inds                                       82,384                9,358,822
PACCAR                                         14,299                  970,759
Total                                                               42,665,147

Media (0.4%)
Time Warner                                   300,000                5,433,000
Walt Disney                                   121,048                2,920,888
Total                                                                8,353,888

Metals & Mining (1.5%)
BHP Billiton ADR                              325,000(c)            11,108,500
Nucor                                          10,550                  622,345
Peabody Energy                                 80,000                6,748,000
Phelps Dodge                                   87,001               11,304,039
Total                                                               29,782,884

Multi-Utilities & Unregulated Power (1.7%)
AES                                           254,585(b)             4,182,832
CMS Energy                                    111,348(b)             1,831,675
Constellation Energy Group                     23,442                1,444,027
Dominion Resources                            122,059               10,514,161
Duke Energy                                   244,784                7,140,349
Public Service
  Enterprise Group                             82,300                5,296,828
Sempra Energy                                  35,742                1,682,019
Total                                                               32,091,891

See accompanying notes to investments in securities.

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14 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Multiline Retail (2.3%)
Dollar General                                 81,264               $1,490,382
Family Dollar Stores                           38,890                  772,744
Federated Dept Stores                          90,167                6,029,467
JC Penney                                      32,168                1,525,407
Kohl's                                        150,000(b)             7,527,000
Nordstrom                                      86,390                2,964,905
Sears Holdings                                  2,908(b)               361,813
Target                                        450,000               23,368,500
Total                                                               44,040,218

Oil & Gas (10.4%)
Amerada Hess                                    9,921                1,364,138
Anadarko Petroleum                             28,997                2,776,463
BG Group ADR                                  290,000(c)            13,830,100
Chevron                                       522,473               33,819,677
ConocoPhillips                                340,857               23,829,313
Devon Energy                                  110,790                7,604,626
El Paso                                       227,662                3,164,502
EnCana                                        240,000(c)            13,994,400
EOG Resources                                  79,258                5,936,424
Exxon Mobil                                 1,199,078               76,189,416
Kerr-McGee                                     14,959                1,452,668
Kinder Morgan                                  38,796                3,730,623
Marathon Oil                                   31,607                2,178,671
Occidental Petroleum                           25,800                2,204,094
Sunoco                                         43,220                3,379,804
Valero Energy                                  32,149                3,634,766
Total                                                              199,089,685

Pharmaceuticals (6.3%)
Abbott Laboratories                            72,778                3,085,787
Bristol-Myers Squibb                          565,979               13,617,455
Johnson & Johnson                             835,361               52,861,645
Merck & Co                                    764,577               20,804,140
Pfizer                                        581,530               14,520,804
Roche Holding ADR                             190,000(c)            13,248,795
Wyeth                                          78,704                3,641,634
Total                                                              121,780,260

Real Estate Investment Turst (0.2%)
Apartment Investment &
  Management Cl A                              18,334                  710,993
Equity Office Properties Trust                 52,744                1,725,256
Simon Property Group                           14,650                1,085,858
Total                                                                3,522,107

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Road & Rail (1.1%)
Burlington Northern Santa Fe                   69,012               $4,126,918
CSX                                           267,916               12,452,735
Norfolk Southern                               74,244                3,011,337
Union Pacific                                  10,324                  740,231
Total                                                               20,331,221

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Micro Devices                         96,742(b)             2,437,898
Applied Micro Circuits                        361,162(b)             1,083,486
Intel                                         867,380               21,380,917
LSI Logic                                     100,831(b)               993,185
Maxim Integrated Products                     120,000                5,118,000
Natl Semiconductor                             44,096                1,159,725
NVIDIA                                         82,546(b)             2,829,677
Texas Instruments                             310,000               10,509,000
Total                                                               45,511,888

Software (3.1%)
Adobe Systems                                  58,882(d)             1,757,628
Autodesk                                       41,982                1,949,644
Citrix Systems                                 41,974(b)             1,055,226
Compuware                                     301,837(b)             2,867,452
Microsoft                                   1,235,210               31,781,953
Oracle                                        867,629(b)            10,749,923
SAP ADR                                       200,000(c)             8,666,000
Symantec                                       71,785(b)             1,626,648
Total                                                               60,454,474

Specialty Retail (2.3%)
AutoNation                                     46,675(b)               932,100
Best Buy                                      255,079(g)            11,103,589
Home Depot                                    613,978               23,417,120
Lowe's Companies                              100,000                6,440,000
Office Depot                                   46,048(b)             1,367,626
Staples                                        43,797                  933,752
Total                                                               44,194,187

Textiles, Apparel & Luxury Goods (0.3%)
Coach                                          28,636(b)               898,025
Liz Claiborne                                  15,157                  595,973
Nike Cl B                                      47,341                3,866,813
VF                                             16,538                  958,708
Total                                                                6,319,519

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Thrifts & Mortgage Finance (1.6%)
Countrywide Financial                          55,068               $1,816,143
Fannie Mae                                    287,414               12,881,895
Freddie Mac                                   106,639                6,020,838
MGIC Investment                                28,521                1,831,048
Washington Mutual                             206,790                8,110,304
Total                                                               30,660,228

Tobacco (3.6%)
Altria Group                                  926,178               68,268,580
UST                                            42,237                1,768,041
Total                                                               70,036,621

Total Common Stocks
(Cost: $1,714,526,918)                                          $1,866,043,521

Short-Term Securities (1.0%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity
Commercial Paper
Alpine Securitization
   10-03-05               3.89%            $7,600,000(f)            $7,597,536
Citigroup Funding
   10-03-05               3.89                900,000                  899,708
Societe Generale North America
   10-03-05               3.76             10,000,000                9,996,867

Total Short-Term Securities
(Cost: $18,496,074)                                                $18,494,111

Total Investments in Securities
(Cost: $1,733,022,992)(h)                                       $1,884,537,632

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2005, the value of foreign securities represented 3.2% of net assets.

(d) At Sept. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.6% of net assets. See Note 5 to the financial statements. 0.4% of net assets is the Portfolio's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2005, the value of these securities amounted to $7,597,536 or 0.4% of net assets.

(g) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 4 to the financial statements):

      Type of security                                               Contracts
      Purchase contracts
      S&P 500 Index, Dec. 2005                                              68

(h) At Sept. 30, 2005, the cost of securities for federal income tax purposes was $1,739,134,415 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $192,876,508
      Unrealized depreciation                                      (47,473,291)
                                                                   -----------
      Net unrealized appreciation                                 $145,403,217
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Portfolio

Sept. 30, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,733,022,992)                             $1,884,537,632
Dividends and accrued interest receivable                            2,409,178
Receivable for investment securities sold                           56,700,145
                                                                    ----------
Total assets                                                     1,943,646,955
                                                                 -------------
Liabilities
Disbursements in excess of cash on demand deposit                      343,645
Payable for investment securities purchased                          3,821,390
Payable upon return of securities loaned (Note 5)                   10,845,600
Accrued investment management services fee                              26,371
Other accrued expenses                                                  94,442
                                                                        ------
Total liabilities                                                   15,131,448
                                                                    ----------
Net assets                                                      $1,928,515,507
                                                                ==============
* Including securities on loan, at value (Note 5)               $   10,494,679
                                                                --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Statement of operations
Equity Portfolio

Year ended Sept. 30, 2005
Investment income
Income:
Dividends                                                                         $ 44,375,628
Interest                                                                               981,342
Fee income from securities lending (Note 5)                                            111,840
   Less foreign taxes withheld                                                         (25,100)
                                                                                       -------
Total income                                                                        45,443,710
                                                                                    ----------
Expenses (Note 2):
Investment management services fee                                                   9,961,824
Compensation of board members                                                           17,218
Custodian fees                                                                         181,769
Audit fees                                                                              33,750
Other                                                                                   80,906
                                                                                        ------
Total expenses                                                                      10,275,467
   Earnings credits on cash balances (Note 2)                                             (149)
                                                                                          ----
Total net expenses                                                                  10,275,318
                                                                                    ----------
Investment income (loss) -- net                                                     35,168,392
                                                                                    ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  219,675,266
   Futures contracts                                                                 1,037,011
                                                                                     ---------
Net realized gain (loss) on investments                                            220,712,277
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                1,908,523
                                                                                     ---------
Net gain (loss) on investments and foreign currencies                              222,620,800
                                                                                   -----------
Net increase (decrease) in net assets resulting from operations                   $257,789,192
                                                                                  ============

Statements of changes in net assets
Equity Portfolio

Year ended Sept. 30,                                                                         2005                      2004
Operations
Investment income (loss) -- net                                                    $   35,168,392            $   35,485,819
Net realized gain (loss) on investments                                               220,712,277               197,097,988
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                 1,908,523                 6,927,011
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                       257,789,192               239,510,818
                                                                                      -----------               -----------
Proceeds from contributions                                                            59,766,885                19,586,930
Fair value of withdrawals                                                            (584,032,050)             (428,338,955)
                                                                                     ------------              ------------
Net contributions (withdrawals) from partners                                        (524,265,165)             (408,752,025)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                              (266,475,973)             (169,241,207)
Net assets at beginning of year                                                     2,194,991,480             2,364,232,687
                                                                                    -------------             -------------
Net assets at end of year                                                          $1,928,515,507            $2,194,991,480
                                                                                   ==============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

Equity Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. In pursuit of its income objective, the Portfolio will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the
--------------------------------------------------------------------------------
20 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under this agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.40% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of RiverSource Stock Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $423,352 for the year ended Sept. 30, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other RiverSource funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

During the year ended Sept. 30, 2005, the Portfolio's custodian fees were reduced by $149 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,687,689,212 and $3,113,480,622, respectively, for the year ended Sept. 30, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with Ameriprise Financial were $23,308 for the year ended Sept. 30, 2005.

4. STOCK INDEX FUTURES CONTRACTS

At Sept. 30, 2005, investments in securities included securities valued at $5,323,940 that were pledged as collateral to cover initial margin deposits on 68 open purchase contracts. The notional market value of the open purchase contracts at Sept. 30, 2005 was $20,983,100 with a net unrealized gain of $152,424. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2005, securities valued at $10,494,679 were on loan to brokers. For collateral, the Portfolio received $10,845,600 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $111,840 for the year ended Sept. 30, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                             2005      2004       2003       2002        2001
Ratio of expenses to average daily net assets(a)                          .49%      .47%       .47%       .49%        .48%
Ratio of net investment income (loss) to average daily net assets        1.68%     1.48%      1.56%      1.35%       1.27%
Portfolio turnover rate (excluding short-term securities)                 132%       76%        68%        86%         87%
Total return(b)                                                         13.05%    10.19%     16.53%    (17.87%)    (24.59%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Portfolio (a series of Growth and Income Trust) as of September 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2005, and the financial highlights for each of the years in the five-year period ended September 30, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Portfolio as of September 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 21, 2005

--------------------------------------------------------------------------------
24 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
RiverSource Stock Fund

Sept. 30, 2005
Assets
Investment in Portfolio (Note 1)                                                                             $1,928,427,199
Capital shares receivable                                                                                             3,471
                                                                                                                      -----
Total assets                                                                                                  1,928,430,670
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                               21,923
Accrued distribution fee                                                                                            693,279
Accrued service fee                                                                                                     910
Accrued transfer agency fee                                                                                           1,201
Accrued administrative services fee                                                                                   1,788
Other accrued expenses                                                                                              142,682
                                                                                                                    -------
Total liabilities                                                                                                   861,783
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $1,927,568,887
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $      962,872
Additional paid-in capital                                                                                    1,813,573,085
Undistributed net investment income                                                                                 435,066
Accumulated net realized gain (loss) (Note 5)                                                                   (39,078,047)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           151,675,911
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,927,568,887
                                                                                                             ==============
Net assets applicable to outstanding shares:                  Class A                                        $1,465,893,330
                                                              Class B                                        $   96,842,633
                                                              Class C                                        $    2,561,437
                                                              Class I                                        $   29,862,147
                                                              Class Y                                        $  332,409,340
Net asset value per share of outstanding capital stock:       Class A shares          73,190,529             $        20.03
                                                              Class B shares           4,876,852             $        19.86
                                                              Class C shares             129,515             $        19.78
                                                              Class I shares           1,491,161             $        20.03
                                                              Class Y shares          16,599,166             $        20.03
                                                                                      ----------             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Statement of operations
RiverSource Stock Fund

Year ended Sept. 30, 2005
Investment income
Income:
Dividends                                                                                                      $ 44,373,878
Interest                                                                                                            981,547
Fee income from securities lending                                                                                  111,835
   Less foreign taxes withheld                                                                                      (25,099)
                                                                                                                    -------
Total income                                                                                                     45,442,161
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                10,274,907
Distribution fee
   Class A                                                                                                        3,845,677
   Class B                                                                                                        1,296,503
   Class C                                                                                                           28,462
Transfer agency fee                                                                                               2,221,703
Incremental transfer agency fee
   Class A                                                                                                          147,751
   Class B                                                                                                           46,200
   Class C                                                                                                              940
Service fee -- Class Y                                                                                              398,708
Administrative services fees and expenses                                                                           712,884
Compensation of board members                                                                                        13,518
Printing and postage                                                                                                349,010
Registration fees                                                                                                    43,633
Audit fees                                                                                                           11,250
Other                                                                                                                39,840
                                                                                                                     ------
Total expenses                                                                                                   19,430,986
   Earnings credits on cash balances (Note 2)                                                                       (82,322)
                                                                                                                    -------
Total net expenses                                                                                               19,348,664
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  26,093,497
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                        219,667,986
   Futures contracts                                                                                              1,036,976
                                                                                                                  ---------
Net realized gain (loss) on investments                                                                         220,704,962
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             1,907,020
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                           222,611,982
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $248,705,479
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
RiverSource Stock Fund

Year ended Sept. 30,                                                                      2005                      2004
Operations and distributions
Investment income (loss) -- net                                                   $     26,093,497           $   24,794,317
Net realized gain (loss) on investments                                               220,704,962               197,092,357
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                 1,907,020                 6,926,582
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                       248,705,479               228,813,256
                                                                                      -----------               -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                      (19,994,077)              (17,822,836)
         Class B                                                                         (687,745)                 (462,784)
         Class C                                                                          (15,405)                   (9,793)
         Class I                                                                         (336,154)                  (73,594)
         Class Y                                                                       (5,892,670)               (6,002,196)
                                                                                       ----------                ----------
Total distributions                                                                   (26,926,051)              (24,371,203)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                           38,099,206                63,479,881
     Class B shares                                                                     6,244,292                12,358,184
     Class C shares                                                                       340,354                   856,199
     Class I shares                                                                    17,726,947                13,794,550
     Class Y shares                                                                    23,186,848               103,308,321
Reinvestment of distributions at net asset value
     Class A shares                                                                    18,040,932                16,110,619
     Class B shares                                                                       674,826                   454,174
     Class C shares                                                                        15,084                     9,509
     Class I shares                                                                       335,983                    73,495
     Class Y shares                                                                     5,892,670                 6,002,197
Payments for redemptions
     Class A shares                                                                  (350,217,134)             (277,171,254)
     Class B shares (Note 2)                                                          (69,260,145)              (73,507,847)
     Class C shares (Note 2)                                                           (1,247,181)                 (793,152)
     Class I shares                                                                    (2,402,445)               (1,535,947)
     Class Y shares                                                                  (176,240,953)             (237,347,682)
                                                                                     ------------              ------------
Increase (decrease) in net assets from capital share transactions                    (488,810,716)             (373,908,753)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                              (267,031,288)             (169,466,700)
Net assets at beginning of year                                                     2,194,600,175             2,364,066,875
                                                                                    -------------             -------------
Net assets at end of year                                                          $1,927,568,887            $2,194,600,175
                                                                                   ==============            ==============
Undistributed net investment income                                                $      435,066            $    1,307,250
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

RiverSource Stock Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Stock Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Stock Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2005, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 1.55% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Portfolio

The Fund currently invests all of its assets in Equity Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks. In pursuit of its income objective, the Portfolio will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Sept. 30, 2005 was 99.99%.

The Fund's Board has approved the withdrawal of the Fund's assets from the Portfolio, which is expected to be completed in late 2005 or early 2006. After that date, the Fund will invest directly in and manage its own portfolio of securities rather than investing in the Portfolio.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to U.S generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $39,630 and accumulated net realized loss has been decreased by $39,630.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                          2005               2004

Class A
Distributions paid from:
     Ordinary income                      $19,994,077        $17,822,836
     Long-term capital gain                        --                 --
Class B
Distributions paid from:
     Ordinary income                          687,745            462,784
     Long-term capital gain                        --                 --
Class C
Distributions paid from:
     Ordinary income                           15,405              9,793
     Long-term capital gain                        --                 --
Class I*
Distributions paid from:
     Ordinary income                          336,154             73,594
     Long-term capital gain                        --                 --
Class Y
Distributions paid from:
     Ordinary income                        5,892,670          6,002,196
     Long-term capital gain                        --                 --

* Inception date is March 4, 2004.

At Sept. 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $    432,975
Accumulated long-term gain (loss)                           $(32,594,987)
Unrealized appreciation (depreciation)                      $145,194,942

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. Effective Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended Sept. 30, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $363,572 for Class A, $69,470 for Class B and $66 for Class C for the year ended Sept. 30, 2005.

During the year ended Sept. 30, 2005, the Fund's transfer agency fees were reduced by $82,322 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Sept. 30, 2005
                                              Class A           Class B          Class C           Class I          Class Y
Sold                                        1,971,686           331,033           18,146           927,451        1,226,230
Issued for reinvested distributions           933,025            35,239              790            17,335          304,989
Redeemed                                  (18,300,800)       (3,638,263)         (66,361)         (130,408)      (9,233,441)
                                          -----------        ----------          -------          --------       ----------
Net increase (decrease)                   (15,396,089)       (3,271,991)         (47,425)          814,378       (7,702,222)
                                          -----------        ----------          -------           -------       ----------

                                                                    Year ended Sept. 30, 2004
                                              Class A           Class B          Class C          Class I*          Class Y
Sold                                        3,548,705           689,923           48,092           759,831        5,707,084
Issued for reinvested distributions           890,502            25,336              534             4,073          331,674
Redeemed                                  (15,333,355)       (4,140,596)         (44,248)          (87,121)     (13,073,718)
                                          -----------        ----------          -------           -------      -----------
Net increase (decrease)                   (10,894,148)       (3,425,337)           4,378           676,783       (7,034,960)
                                          -----------        ----------            -----           -------       ----------

* Inception date is March 4, 2004

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Sept. 30, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $32,594,987 at Sept. 30, 2005, that if not offset by capital gains will expire in 2011. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

6. SUBSEQUENT EVENT

Shareholders will be asked to approve a merger of RiverSource Stock Fund into RiverSource Disciplined Equity Fund (formerly AXP Quantitative Large Cap Equity
Fund) at a shareholder meeting on Feb. 15, 2006. This approval is not guaranteed.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                      $18.02     $16.60      $14.47      $17.86     $27.12
                                                                          ------     ------      ------      ------     ------
Income from investment operations:
Net investment income (loss)                                                 .24        .20         .18         .17        .20
Net gains (losses) (both realized and unrealized)                           2.02       1.41        2.13       (3.39)     (6.47)
                                                                          ------     ------      ------      ------     ------
Total from investment operations                                            2.26       1.61        2.31       (3.22)     (6.27)
                                                                          ------     ------      ------      ------     ------
Less distributions:
Dividends from net investment income                                        (.25)      (.19)       (.18)       (.17)      (.18)
Distributions from realized gains                                             --         --          --          --      (2.81)
                                                                          ------     ------      ------      ------     ------
Total distributions                                                         (.25)      (.19)       (.18)       (.17)     (2.99)
                                                                          ------     ------      ------      ------     ------
Net asset value, end of period                                            $20.03     $18.02      $16.60      $14.47     $17.86
                                                                          ------     ------      ------      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,466     $1,596      $1,651      $1,599     $2,277
Ratio of expenses to average daily net assets(b)                            .91%       .89%        .92%        .92%       .87%
Ratio of net investment income (loss) to average daily net assets          1.26%      1.06%       1.12%        .93%       .88%
Portfolio turnover rate (excluding short-term securities)                   132%        76%         68%         86%        87%
Total return(c)                                                           12.58%      9.72%      16.03%     (18.20%)   (24.87%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                      $17.86     $16.44      $14.34      $17.70     $26.90
                                                                          ------     ------      ------      ------     ------
Income from investment operations:
Net investment income (loss)                                                 .09        .05         .06         .03        .01
Net gains (losses) (both realized and unrealized)                           2.00       1.42        2.10       (3.36)     (6.39)
                                                                          ------     ------      ------      ------     ------
Total from investment operations                                            2.09       1.47        2.16       (3.33)     (6.38)
                                                                          ------     ------      ------      ------     ------
Less distributions:
Dividends from net investment income                                        (.09)      (.05)       (.06)       (.03)      (.01)
Distributions from realized gains                                             --         --          --          --      (2.81)
                                                                          ------     ------      ------      ------     ------
Total distributions                                                         (.09)      (.05)       (.06)       (.03)     (2.82)
                                                                          ------     ------      ------      ------     ------
Net asset value, end of period                                            $19.86     $17.86      $16.44      $14.34     $17.70
                                                                          ------     ------      ------      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                      $97       $146        $190        $210       $306
Ratio of expenses to average daily net assets(b)                           1.69%      1.67%       1.69%       1.69%      1.64%
Ratio of net investment income (loss) to average daily net assets           .51%       .27%        .35%        .15%       .11%
Portfolio turnover rate (excluding short-term securities)                   132%        76%         68%         86%        87%
Total return(c)                                                           11.72%      8.91%      15.09%     (18.84%)   (25.48%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                      $17.79     $16.39      $14.30      $17.66     $26.88
                                                                          ------     ------      ------      ------     ------
Income from investment operations:
Net investment income (loss)                                                 .09        .06         .07         .04        .04
Net gains (losses) (both realized and unrealized)                           1.99       1.39        2.09       (3.36)     (6.41)
                                                                          ------     ------      ------      ------     ------
Total from investment operations                                            2.08       1.45        2.16       (3.32)     (6.37)
                                                                          ------     ------      ------      ------     ------
Less distributions:
Dividends from net investment income                                        (.09)      (.05)       (.07)       (.04)      (.04)
Distributions from realized gains                                             --         --          --          --      (2.81)
                                                                          ------     ------      ------      ------     ------
Total distributions                                                         (.09)      (.05)       (.07)       (.04)     (2.85)
                                                                          ------     ------      ------      ------     ------
Net asset value, end of period                                            $19.78     $17.79      $16.39      $14.30     $17.66
                                                                          ------     ------      ------      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                       $3         $3          $3          $2         $2
Ratio of expenses to average daily net assets(b)                           1.69%      1.67%       1.70%       1.71%      1.64%
Ratio of net investment income (loss) to average daily net assets           .51%       .29%        .32%        .14%       .16%
Portfolio turnover rate (excluding short-term securities)                   132%        76%         68%         86%        87%
Total return(c)                                                           11.72%      8.87%      15.11%     (18.84%)   (25.47%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004(b)
Net asset value, beginning of period                                      $18.01     $18.96
                                                                          ------     ------
Income from investment operations:
Net investment income (loss)                                                 .31        .20
Net gains (losses) (both realized and unrealized)                           2.03       (.96)
                                                                          ------     ------
Total from investment operations                                            2.34       (.76)
                                                                          ------     ------
Less distributions:
Dividends from net investment income                                        (.32)      (.19)
                                                                          ------     ------
Net asset value, end of period                                            $20.03     $18.01
                                                                          ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                      $30        $12
Ratio of expenses to average daily net assets(c)                            .56%       .52%(d)
Ratio of net investment income (loss) to average daily net assets          1.48%      1.50%(d)
Portfolio turnover rate (excluding short-term securities)                   132%        76%
Total return(e)                                                           13.07%     (4.03%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                      $18.01     $16.59      $14.46      $17.86     $27.13
                                                                          ------     ------      ------      ------     ------
Income from investment operations:
Net investment income (loss)                                                 .27        .23         .20         .20        .23
Net gains (losses) (both realized and unrealized)                           2.03       1.41        2.14       (3.40)     (6.47)
                                                                          ------     ------      ------      ------     ------
Total from investment operations                                            2.30       1.64        2.34       (3.20)     (6.24)
                                                                          ------     ------      ------      ------     ------
Less distributions:
Dividends from net investment income                                        (.28)      (.22)       (.21)       (.20)      (.22)
Distributions from realized gains                                             --         --          --          --      (2.81)
                                                                          ------     ------      ------      ------     ------
Total distributions                                                         (.28)      (.22)       (.21)       (.20)     (3.03)
                                                                          ------     ------      ------      ------     ------
Net asset value, end of period                                            $20.03     $18.01      $16.59      $14.46     $17.86
                                                                          ------     ------      ------      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $332       $438        $520        $490       $694
Ratio of expenses to average daily net assets(b)                            .75%       .73%        .76%        .76%       .71%
Ratio of net investment income (loss) to average daily net assets          1.44%      1.23%       1.28%       1.08%      1.04%
Portfolio turnover rate (excluding short-term securities)                   132%        76%         68%         86%        87%
Total return(c)                                                           12.83%      9.90%      16.23%     (18.12%)   (24.77%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Report of Independent
              Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP STOCK SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Stock Fund (a series of AXP Stock Series, Inc.) as of September 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2005, and the financial highlights for each of the years in the five-year period ended September 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Stock Fund as of September 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 21, 2005

--------------------------------------------------------------------------------
38 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Stock Fund
Fiscal year ended Sept. 30, 2005

Class A

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.12588
March 28, 2005                                                         0.03557
June 28, 2005                                                          0.04590
Sept. 28, 2005                                                         0.04043
Total distributions                                                   $0.24778

Class B

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.08943
June 28, 2005                                                          0.00098
Total distributions                                                   $0.09041

--------------------------------------------------------------------------------
39 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.09030
Sept. 28, 2005                                                         0.00219
Total distributions                                                   $0.09249

Class I

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 22, 2004                                                          0.14313
March 28, 2005                                                         0.05432
June 28, 2005                                                          0.06408
Sept. 28, 2005                                                         0.05895
Total                                                                 $0.32048

Class Y

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.13346
March 28, 2005                                                         0.04359
June 28, 2005                                                          0.05417
Sept. 28, 2005                                                         0.04852
Total distributions                                                   $0.27974

--------------------------------------------------------------------------------
40 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

                                                          Beginning            Ending            Expenses
                                                        account value       account value      paid during         Annualized
                                                        April 1, 2005      Sept. 30, 2005      the period(a)      expense ratio
Class A
         Actual(b)                                         $1,000              $1,057.70          $4.85(c)             .94%
         Hypothetical (5% return before expenses)          $1,000              $1,020.36          $4.76(c)             .94%
Class B
         Actual(b)                                         $1,000              $1,053.60          $8.80(c)            1.71%
         Hypothetical (5% return before expenses)          $1,000              $1,016.50          $8.64(c)            1.71%
Class C
         Actual(b)                                         $1,000              $1,053.40          $8.80(c)            1.71%
         Hypothetical (5% return before expenses)          $1,000              $1,016.50          $8.64(c)            1.71%
Class I
         Actual(b)                                         $1,000              $1,059.70          $2.94(c)             .57%
         Hypothetical (5% return before expenses)          $1,000              $1,022.21          $2.89(c)             .57%
Class Y
         Actual(b)                                         $1,000              $1,058.60          $3.97(c)             .77%
         Hypothetical (5% return before expenses)          $1,000              $1,021.21          $3.90(c)             .77%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Sept. 30, 2005: +5.77% for Class A, +5.36% for Class B, +5.34% for Class C, +5.97% for Class I and +5.86% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Sept. 30, 2005, the actual expenses paid would have been $4.95 for Class A, $8.91 for Class B, $8.91 for Class C, $3.05 for Class I and $4.08 for Class Y; the hypothetical expenses paid would have been $4.86 for Class A, $8.74 for Class B, $8.74 for Class C, $2.99 for Class I and $4.00 for Class Y.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 11 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Arne H. Carlson                        Board member        Chair, Board Services Corporation
901 S. Marquette Ave.                  since 1999          (provides administrative services
Minneapolis, MN 55402                                      to boards); former Governor  of
Age 71                                                     Minnesota
-------------------------------------- ------------------- ------------------------------------ ------------------------
Philip J. Carroll, Jr*.                Board member        Retired Chairman and CEO,  Fluor     Scottish Power PLC,
901 S. Marquette Ave.                  since 2002          Corporation (engineering  and        Vulcan Materials
Minneapolis, MN 55402                                      construction)                        Company, Inc.
Age 67                                                                                          (construction
                                                                                                materials/chemicals)
-------------------------------------- ------------------- ------------------------------------ ------------------------
Patricia M. Flynn                      Board member        Trustee Professor of Economics and
901 S. Marquette Ave.                  since 2004          Management, Bentley College;
Minneapolis, MN 55402                                      former Dean, McCallum Graduate
Age 54                                                     School of Business, Bentley College
-------------------------------------- ------------------- ------------------------------------ ------------------------
Anne P. Jones                          Board member        Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------- ------------------------------------ ------------------------
Jeffrey Laikind                        Board member        Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.                  since 2005          Asset Management                     Insurance
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------- ------------------------------------ ------------------------
Stephen R. Lewis, Jr.                  Board member        President Emeritus and  Professor    Valmont Industries,
901 S. Marquette Ave.                  since 2002          of Economics,  Carleton College      Inc. (manufactures
Minneapolis, MN 55402                                                                           irrigation systems)
Age 65
-------------------------------------- ------------------- ------------------------------------ ------------------------
Catherine James Paglia                 Board member        Director, Enterprise Asset           Strategic
901 S. Marquette Ave.                  since 2004          Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                                      estate and asset management          (transportation,
Age 53                                                     company)                             distribution and
                                                                                                logistics consultants)
-------------------------------------- ------------------- ------------------------------------ ------------------------

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005

--------------------------------------------------------------------------------
43 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Alan K. Simpson                        Board member        Former three-term United States
1201 Sunshine Ave.                     since 1997          Senator for Wyoming
Cody, WY 82414
Age 74
-------------------------------------- ------------------- ------------------------------------ ------------------------
Alison Taunton-Rigby                   Board member        Chief Executive Officer,             Hybridon, Inc.
901 S. Marquette Ave.                  since 2002          RiboNovix, Inc. since 2003           (biotechnology)
Minneapolis, MN 55402                                      (biotechnology); former President,
Age 61                                                     Forester Biotech
-------------------------------------- ------------------- ------------------------------------ ------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
William F. Truscott                    Board member        President - U.S. Asset Management
53600 Ameriprise Financial Center      since 2001,  Vice   and Chief Investment Officer of
Minneapolis, MN 55474                  President  since    Ameriprise Financial, Inc. and
Age 45                                 2002                President, Chairman of the Board
                                                           and Chief Investment Officer of
                                                           RiverSource Investments, LLC
                                                           since 2005. Senior Vice President
                                                           - Chief Investment Officer of
                                                           Ameriprise Financial, Inc. and
                                                           Chairman of the Board and Chief
                                                           Investment Officer of RiverSource
                                                           Investments, LLC, 2001-2005;
                                                           former Chief Investment Officer
                                                           and Managing Director, Zurich
                                                           Scudder
-------------------------------------- ------------------- ------------------------------------ ------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

Fund Officers

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Jeffrey P. Fox                         Treasurer           Vice President - Investment
105 Ameriprise Financial Center        since 2002          Accounting, Ameriprise Financial,
Minneapolis, MN 55474                                      Inc., since 2002; Vice President -
Age 50                                                     Finance, American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, Ameriprise
                                                           Financial, Inc., 1996-2000
-------------------------------------- ------------------- ------------------------------------ ------------------------
Paula R. Meyer                         President           Senior Vice President - Mutual
596 Ameriprise Financial Center        since 2002          Funds, Ameriprise Financial,
Minneapolis, MN 55474                                      Inc.,  since 2002 and Senior Vice
Age 51                                                     President, RiverSource
                                                           Investments, LLC since 2004; Vice
                                                           President  and Managing Director
                                                           -  American Express Funds,
                                                           Ameriprise Financial, Inc.,
                                                           2000-2002; Vice President,
                                                           Ameriprise Financial, Inc.,
                                                           1998-2000
-------------------------------------- ------------------- ------------------------------------ ------------------------
Leslie L. Ogg                          Vice President,     President of Board Services
901 S. Marquette Ave.                  General Counsel,    Corporation
Minneapolis, MN 55402                  and Secretary
Age 67                                 since 1978
-------------------------------------- ------------------- ------------------------------------ ------------------------
Beth E. Weimer                         Chief Compliance    Vice President and Chief
172 Ameriprise Financial Center        Officer since 2004  Compliance Officer, Ameriprise
Minneapolis, MN 55474                                      Financial, Inc., since 2001 and
Age 52                                                     Chief Compliance Officer,
                                                           RiverSource Investments, LLC
                                                           since 2005; Vice President and
                                                           Chief Compliance Officer - Asset
                                                           Management and Insurance,
                                                           Ameriprise Financial Services,
                                                           Inc., since 2001; Partner, Arthur
                                                           Andersen Regulatory Risk
                                                           Services,  1998-2001
-------------------------------------- ------------------- ------------------------------------ ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial; formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of service received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year. A detailed discussion of the Board's considerations and determinations is provided below under "Board Considerations Related to Renewal of IMS Agreement for an Interim Period."

While it was expected that the spin-off would not result in an "assignment" of the IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, independent counsel to the Board advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the Fund prior to the spin-off. In light of the need to consider new contracts, the Board also determined to review, and consider where appropriate, making changes to the current terms of the IMS Agreement.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider proposed new contracts for the Fund. At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006, to consider approval of the new agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. A detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement is provided below under "Board Considerations Related to the New IMS Agreement."

Board Considerations Related to Renewal of IMS Agreement for an Interim Period

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that, over time, the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 was below median. Ameriprise Financial has taken steps to address the below median performance.

The Board noted that, in addition to portfolio management and investment research, Ameriprise Financial provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and Ameriprise Financial's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by Ameriprise Financial, noting the existence of a pricing philosophy, established by the Board and Ameriprise Financial, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing
(i) a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and (ii) the Fund's contribution to Ameriprise Financial's profitability. The Board determined that the total expense ratio of the Fund is below median of its comparison group.

The Board considered the economies of scale that might be realized by Ameriprise Financial as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees Ameriprise Financial charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a

--------------------------------------------------------------------------------

47 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT large mutual fund family. The Board also considered the profitability realized by Ameriprise Financial and its affiliates from its relationship with the Fund. The Board took into account the services acquired by Ameriprise Financial through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that Ameriprise Financial's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit Ameriprise Financial to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to Ameriprise Financial under the IMS Agreement were fair and reasonable and determined to approve renewal of the IMS Agreement for the interim period.

Board Considerations Related to Approval of New IMS Agreement

For the six months following the April 2005 meeting, the Board evaluated whether to approve the New IMS Agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the New IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB) to assist it in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.)

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports

--------------------------------------------------------------------------------
48 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance had not met expectations but appropriate action, such as adding the Cambridge office to the portfolio management team, had been pursued in order to help the Fund achieve its longer-term performance objective.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment.) The Board considered that advisory fees under the New IMS Agreements would stay the same or decrease. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used

--------------------------------------------------------------------------------
49 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

The Fund's Board has approved a merger of the Fund into RiverSource Disciplined Equity Fund. Completion of the merger is subject to final approval by shareholders of the Fund. Proxy materials regarding the merger will be distributed to shareholders in December 2005, and a meeting of shareholders to consider the merger will be scheduled for February 2006.

--------------------------------------------------------------------------------
50 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
51 -- RIVERSOURCE STOCK FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

Total Return Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Total Return Portfolio are RiverSource Strategic Allocation Fund and Ameriprise Financial, Inc. The shareholder report filed with this Form is the report provided to shareholders of RiverSource Strategic Allocation Fund.

Annual Report                                RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource(SM)

Strategic Allocation Fund

Annual Report for the  Period Ended Sept. 30, 2005

>  RiverSource Strategic Allocation Fund (formerly AXP(R) Managed Allocation
   Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

The Fund's Long-term Performance                                     12

Investments in Securities                                            14

Financial Statements (Portfolio)                                     38

Notes to Financial Statements (Portfolio)                            41

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                46

Financial Statements (Fund)                                          47

Notes to Financial Statements (Fund)                                 50

Report of Independent Registered
   Public Accounting Firm (Fund)                                     59

Federal Income Tax Information                                       60

Fund Expenses Example                                                62

Board Members and Officers                                           64

Approval of Investment Management
   Services Agreement                                                67

Proxy Voting                                                         71

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Fund Snapshot AT SEPT. 30, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry

Equities
Dimitris Bertsimas, Ph.D.                 12/02              12
Gina Mourtzinou, Ph.D.                    12/02               9
Jonathan Calvert, CFA                     6/04               10

Fixed-income
Tom Murphy, CFA                           2/03               19
Scott Kirby                               6/03               19
Jamie Jackson, CFA                        6/03               17

FUND OBJECTIVE

For investors seeking maximum total return through a combination of growth of capital and current income.

Inception dates by class
A: 1/23/85        B: 3/20/95   C: 6/26/00   Y: 3/20/95

Ticker symbols by class
A: IMRFX          B: IMRBX     C: --        Y: IDRYX

Total net assets                                         $1.045 billion

Number of holdings                                                1,134

STYLE MATRIX

Equities

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X            LARGE
         X            MEDIUM  SIZE
         X            SMALL

STYLE MATRIX (continued)

Bonds

     DURATION
SHORT  INT.  LONG
        X          HIGH
        X          MEDIUM  QUALITY
        X          LOW

TOP TEN HOLDINGS

Percentage of portfolio assets

iShares MSCI Emerging Markets Index Fund
(Diversified Financial Services)                                   4.7%
Exxon Mobil (Oil & Gas)                                            2.5
Altria Group (Tobacco)                                             2.0
Johnson & Johnson (Pharmaceuticals)                                2.0
Citigroup (Diversified Financial Services)                         1.5
Chevron (Oil & Gas)                                                1.4
UnitedHealth Group (Health Care Providers & Services)              1.4
Home Depot (Specialty Retail)                                      1.2
Wal-Mart Stores (Food & Staples Retailing)                         1.1
Oracle (Software)                                                  1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2005

                     +15.81% +12.25% +2.80% +8.49% +12.41%

+15.81% = RiverSource Strategic Allocation Fund Class A (excluding sales charge) +12.25% = S&P 500 Index (unmanaged)
+2.80% = Blended Index-- 60% S&P 500 and 40% Lehman Brothers Aggregate Bond +8.49% = Lipper Flexible Portfolio Funds Index
+12.41% = Lehman Brothers Aggregate Bond Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A                  Class B                   Class C           Class Y
(Inception dates)          (1/23/85)                (3/20/95)                 (6/26/00)         (3/20/95)
                        NAV(1)    POP(2)       NAV(1)   After CDSC(3)     NAV(1)    After CDSC(4)   NAV(5)
at Sept. 30, 2005
1 year                +15.81%    +9.14%      +14.93%      +9.93%         +14.92%      +13.92%      +16.13%
3 years               +14.92%   +12.67%      +14.02%     +12.98%         +14.03%      +14.03%      +15.11%
5 years                +2.36%    +1.15%       +1.56%      +1.20%          +1.57%       +1.57%       +2.53%
10 years               +6.04%    +5.41%       +5.22%      +5.22%            N/A          N/A        +6.20%
Since inception       +11.02%   +10.70%       +6.48%      +6.48%          +1.60%       +1.60%       +7.47%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at Sept. 30, 2005

[PIE CHART]

Stocks 76.5%
Financials 18.7%
Consumer Discretionary 10.4%
Health Care 9.5%
Energy 9.5%
Information Technology 6.3%
Consumer Staples 6.0%
Industrials 5.3%
Telecommunication Services 4.3%
Utilities 3.7%
Materials 2.8%

Bonds 17.1%
Foreign Government 4.6%
Corporate Bonds* 3.8%
Mortgage-Backed Securities 3.8%
U.S. Government Obligations & Agencies 2.3%
Commercial Mortgage-Backed  2.0%
Asset-Backed  0.6%

Cash Equivalents
Short-Term Securities** 6.4%

 * Includes 1.0% Financials, 1.0% Telecommunication, 0.5% Consumer Discretionary, 0.4% Utilities, 0.3% Industrials, 0.2% Consumer Staples, 0.2% Health Care, 0.1% Energy and 0.1% Materials.

** Of the 6.4%, 5.1% is due to security lending activity and 1.3% is the Portfolio's cash equivalent position.

Below, the Fund's portfolio management teams discuss the Fund's results and positioning for the fiscal year ended Sept. 30, 2005.

Q: How did RiverSource Strategic Allocation Fund perform for the 12 months ended Sept. 30, 2005?

A: RiverSource Strategic Allocation Fund gained 15.81% (Class A shares, excluding sales charge) for the 12 months ended Sept. 30, 2005. The Fund outperformed the 12.25% advance of the broad-based S&P 500 Index (S&P 500), an unmanaged group of large company stocks, as well as the 2.80% gain of the Lehman Brothers Aggregate Bond Index (Lehman Index), an unmanaged index representing U.S. taxable investment-grade bonds, over the same period. The Fund also outperformed the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which rose 12.41%. Recently, the Fund's investment manager recommended to the Fund that the Fund add the Blended Index as a secondary benchmark. The Blended Index returned 8.49% for the annual period.

Q: What factors most significantly affected asset allocation and performance for the equity portion of the Fund?

A: Effective asset allocation drove performance during the annual period. The Fund benefited during the 12 months from its significant allocation to equities

--------------------------------------------------------------------------------
5 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Effective asset allocation drove performance during the annual period. [END CALLOUT QUOTE]

    in general and from its exposure to emerging market stocks, international large-cap stocks, U.S. large-cap stocks and U.S. small-cap stocks in particular. Each of these equity sub-portfolios outperformed its respective index. The Fund also benefited from a modest allocation to the fixed-income sectors, as this portion of the portfolio slightly underperformed the Lehman Index.

    Strong performance was also driven during the period by the selection of U.S. stocks of all capitalizations using the Fund's three quantitative models -- value, momentum and quality. Throughout the annual period, the equity portion of the Fund maintained a relatively consistent allocation, investing:

    o  40% of its holdings in the  momentum model

    o  30% in the value model and

    o  30% in the quality model.

    For the annual period overall, the momentum portion outperformed the S&P 500 rather significantly, the quality portion outperformed the S&P 500 more modestly, and the value portion slightly underperformed.

    Within the international large-cap sub-portfolio, strong performance was similarly driven by the selection of stocks using value, momentum and quality models, each modified from the U.S. models based on international market-specific characteristics. Since launching this international equity sub-portfolio in January 2005, the Fund maintained a relatively consistent allocation within the sub-portfolio, investing:

    o  30% of its holdings in the  momentum model

    o  10% in the value model and

    o  60% in the quality model.

    For the reporting period, the momentum portion performed strongly, as did the value portion of the Fund. The quality portion produced rather neutral results.

    In both the U.S. and international sub-portfolios of the Fund, these annual results clearly demonstrate the advantages of employing style diversification.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Questions & Answers

    Our use of risk modeling -- limits on individual holding size and on sector and industry allocations relative to the applicable benchmark, and, in the case of the international sub-portfolios, limits on country and regional allocation, too -- supported the Fund's strong performance as well.

Q:  Which equity sectors and securities affected the Fund's performance?

A: We do not make sector or industry bets based on our outlook for the economy or the equity markets. That said, significant exposure to and strong stock selection in energy as well as effective stock selection in consumer staples and telecommunications made positive contributions to the Fund's performance for the 12-month period. Top positions in Altria Group, selected by the momentum and value models, in Exxon Mobil and in Johnson & Johnson, selected by the quality model, particularly helped the Fund's performance. Positions in Valero Energy and ConocoPhillips also benefited the Fund's results. On the other hand, poor stock selection in the consumer discretionary and financials sectors detracted from the Fund's relative performance. Positions in eBay, General Motors, Fannie Mae, Merck & Co. and Wal-Mart Stores disappointed most.

    Within the U.S. small-cap sub-portfolio, significant exposure to energy and materials helped most; more modest positions in health care and information technology detracted. Within the international large-cap sub-portfolio, a notable exposure to Germany, especially its automobile industry, contributed to results. DaimlerChrysler and Volkswagen were particularly strong individual stock performers.

Q: How did the fixed income portion of the Fund perform during the annual period?

A: The return of the Fund's fixed income portion benefited from its shorter duration stance than the Lehman Index. Duration is a measure of the Fund's sensitivity to interest rates. The Fund's performance was also rewarded by our effective positioning of securities along the yield curve, i.e. the way the Fund was positioned to respond to changes in interest rates. This positioning was effective because the yield curve flattened as we anticipated, whereby short-term interest rates rose more than long-term rates. The Fund benefited from a modest exposure to bonds with shorter maturities in favor of bonds with longer maturities. The Fund's allocation to Treasury Inflation Protected Securities (TIPS) helped Fund performance for the fiscal year. TIPS accrue performance

--------------------------------------------------------------------------------
7 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Clearly, employing style diversification remains a critical advantage to the Fund. [END CALLOUT QUOTE]

    based on changes to inflation. Therefore, this asset class benefited from a strong inflation accretion rate over the time the Fund owned them as did exposure to commercial mortgage-backed securities (CMBS). For the 12 months, CMBS outperformed other non-U.S. Treasury fixed income sectors.

    The Fund's positioning in non-U.S. dollar bonds, or bonds denominated in foreign currencies, detracted from portfolio performance over the fiscal year. The U.S. dollar gained strength in early 2005, and foreign bonds underperformed comparable U.S. bonds in U.S. dollar terms. Remember, a strengthening dollar decreases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We adjusted the Fund's asset allocation to equities over the annual period, increasing it during the last quarter of 2004, decreasing it during the first quarter of 2005 and then increasing it again during the second quarter of 2005. At the end of the period, the Fund was allocated approximately 81% to equities and approximately 19% to bonds with a small amount in cash. The asset allocation model favored emerging market stocks and international large-cap stocks over U.S. stocks for much of the period, and we increased each of these components over the 12 months. As mentioned earlier, helping significantly in this allocation process to international equities was the introduction during the first months of 2005 of three quantitative models used similarly to those in the U.S. equity portion of the Fund. Even with this new internally managed international portfolio, the Fund's focus remained on U.S. large-cap stocks throughout.

    We also both increased and refined the use of trading optimization strategies in the Fund during the 12 months. Trading optimization is a sophisticated quantitative investment process that determines the parameters (thresholds, constants, etc.) that make a trading system perform at its best. Through this process, we were able to dramatically reduce the Fund's transaction costs during the annual period.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Questions & Answers

    Within the fixed income portion of the Fund, we became a bit more defensive in our positioning within the non-U.S. Treasury sectors. Specifically, we believed the fundamental and technical view ahead for investment grade corporate bonds had weakened somewhat, and thus we chose to reduce the Fund's position in this fixed income sector to a neutral allocation compared to the Lehman Index. We maintained the Fund's more significant exposure to higher quality commercial mortgage-backed securities and asset-backed securities. In our view, these fixed income sectors offer attractive yield as well as the kind of defensive characteristics we want in the current market environment. Within mortgage-backed securities, we maintained the Fund's defensive, higher-coupon bias, which, we believe, offers attractive yield and which should continue to benefit from rising rates. We trimmed the Fund's allocation to higher-quality high-yield corporate bonds toward the end of the period, though still maintained a focus on BB-rated bonds.

    Finally, as the yield curve had already flattened dramatically and in anticipation of parallel shifts in yield differentials across the maturity spectrum, we removed some of the Fund's yield curve flattening bias beginning in the spring of 2005 and began to trim the Fund's short duration. This reduced the portfolio's sensitivity to changes in interest rates. We did this by seeking exposure to securities with maturities more evenly distributed across the yield curve. In our view, the yield curve flattening had largely run its course, and the portfolio's flattening bias had worked well, but was no longer an attractive risk-reward bet.

    In all, the Fund's portfolio turnover was 134% for the fiscal year.

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: We believe the Fund's consistent, disciplined approach will benefit performance over the long term. Our asset allocation models continue to favor equities over fixed income, and within equities, to favor international large-cap stocks and emerging market stocks over U.S. stocks given the weakened U.S. dollar. Within U.S. equities, our asset allocation models shifted preference during the second half of the annual period from small-cap to large-cap stocks. We intend to maintain the high quality of the Fund's portfolios in the months ahead, while at the same time maintaining our style diversification.

    Our focus going forward is to keep using our three well-tested models to find the best-performing stocks regardless of

--------------------------------------------------------------------------------
9 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Questions & Answers

    market conditions. Clearly, employing style diversification remains a critical advantage to the Fund. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the Fund's portfolio. We also intend to continue to employ the macroscopic aspects of our risk controls, including constraints on market capitalization, price, quality, turnover, transaction costs and more.

Q: How do you intend to position the fixed-income portion of the Fund for the months ahead?

A: We intend to position the fixed income portion of the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets into the new year. Recently, the fixed income market appears to have come, reluctantly, to the conclusion that the Federal Reserve Board (the Fed) will continue to raise interest rates in the face of mounting inflation pressures, a "frothy" housing market (in the words of Fed Chairman Alan Greenspan) and continued trend or above-trend economic growth. This has been our view for some time. Where we continue to disagree with the market is on exactly how far the Fed will need to go in raising interest rates to have a material impact on the U.S. economy. We believe the Fed will ultimately follow a gradualist approach, raising the targeted federal funds rate from its current 3.75% to a 4.50% or 4.75% rate by early 2006. Importantly, if the Fed gets little help slowing the pace of economic growth along the way in the form of higher rates on long-term U.S. Treasuries, we believe it will be forced to take the targeted federal funds rate even higher.

    Based on this view, we intend to maintain the Fund's duration shorter than that of the Lehman Index for the near term. We believe fixed income yields will move materially higher in the months ahead. As for yield curve positioning, we maintain only a modest flattening bias at this point. From a sector perspective, we continue to be very selective in adding investment grade corporate names to the portfolio. We intend to maintain the Fund's sizable position in commercial mortgage-backed securities and asset-backed securities, as high quality yield enhancers. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, 15-year mortgages and commercial mortgage obligations with attractive structural attributes. We intend to maintain the Fund's modest positions in high yield corporate bonds and emerging market debt.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Questions & Answers

    Finally, we intend to maintain the Fund's moderate exposure to non-U.S. dollar bonds. The U.S. dollar's pressured path may experience fits and starts with short-lived periods of currency strength. However, we believe the U.S. dollar will likely remain at relatively weak levels going forward, as we expect the currency's structural problems to continue.

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months -- especially so in the aftermath of Hurricanes Katrina and Rita. As we continue to seek attractive buying opportunities, we maintain a disciplined focus on individual security selection.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Strategic Allocation Fund Class A shares (from 10/1/95 to 9/30/05) as compared to the performance of four widely cited performance indices, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, a Blended Index, consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index, and the Lipper Flexible Portfolio Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE STRATEGIC ALLOCATION FUND

RiverSource Strategic Allocation Fund
Class A (includes sales charge)          $9,425 $10,220 $12,344 $11,884 $13,640 $15,078 $12,605 $11,164 $13,042 $14,631 $16,944
S&P 500 Index                           $10,000 $12,034 $16,901 $18,430 $23,554 $26,682 $19,576 $15,565 $19,363 $22,049 $24,750
Lehman Brothers Aggregate Bond Index    $10,000 $10,490 $11,509 $12,833 $12,786 $13,679 $15,451 $16,780 $17,688 $18,338 $18,852
Blended Index                           $10,000 $11,402 $14,541 $16,085 $18,657 $20,719 $18,175 $16,473 $19,248 $21,134 $22,928
Lipper Flexible Portfolio Funds Index   $10,000 $11,187 $13,786 $14,311 $16,521 $18,282 $15,245 $13,253 $15,782 $17,522 $19,696
                                          `95      `96    `97     `98     `99     `00     `01     `02     `03      `04    `05

--------------------------------------------------------------------------------
12 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

COMPARATIVE RESULTS                                                                                              Since
Results at Sept. 30, 2005                                     1 year    3 years     5 years     10 years     inception(5)

RiverSource Strategic Allocation Fund (includes sales charge)
Class A    Cumulative value of $10,000                        $10,914   $14,303     $10,588      $16,944        $81,882
           Average annual total return                         +9.14%   +12.67%      +1.15%       +5.41%        +10.70%
Standard & Poor's 500 Index(1)
           Cumulative value of $10,000                        $11,225   $15,901      $9,277      $24,750       $114,225
           Average annual total return                        +12.25%   +16.72%      -1.49%       +9.49%        +12.51%
Lehman Brothers Aggregate Bond Index(2)
           Cumulative value of $10,000                        $10,280   $11,236     $13,778      $18,852        $54,168
           Average annual total return                         +2.80%    +3.96%      +6.62%       +6.55%         +8.52%
Blended Index(3)
           Cumulative value of $10,000                        $10,849   $13,918     $11,068      $22,928        $89,840
           Average annual total return                         +8.49%   +11.65%      +2.05%       +8.65%        +11.21%
Lipper Flexible Portfolio Funds Index(4)
           Cumulative value of $10,000                        $11,241   $14,862     $10,773      $19,696             N/A
           Average annual total return                        +12.41%   +14.12%      +1.50%       +7.01%             N/A

Results for other share classes can be found on page 4.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Blended Index consists of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.

(4) The Lipper Flexible Portfolio Funds Index includes the 30 largest flexible portfolio funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

(5) Fund data is from Jan. 23, 1985. S&P 500 Index, Lehman Brothers Aggregate Bond Index and Blended Index is from Feb. 1, 1985. The Fund began operating before the inception of the Lipper peer group.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                         Short-term     Long-term
Fiscal year ended             Income    capital gains capital gains   Total
Sept. 30, 2005                 $0.14        $  --        $  --        $0.14
Sept. 30, 2004                  0.12           --           --         0.12
Sept. 30, 2003                  0.14           --           --         0.14
Sept. 30, 2002                  0.16           --           --         0.16
Sept. 30, 2001                  0.22         0.23         0.49         0.94

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13 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Investments in Securities

Total Return Portfolio

Sept. 30, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (80.9%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (1.0%)
B/E Aerospace                                   7,300(b)              $120,961
BAE Systems                                   264,191(c)             1,600,460
Boeing                                         29,931                2,033,811
GenCorp                                         3,965(b)                73,947
General Dynamics                                  916                  109,508
Goodrich                                       12,934                  573,494
Kaman Cl A                                      5,700                  116,565
Rockwell Collins                               24,088                1,163,932
Teledyne Technologies                           5,643(b)               194,514
United Technologies                            86,243                4,470,838
Total                                                               10,458,030

Air Freight & Logistics (0.1%)
Ryder System                                   14,462                  494,890
Yamato Transport                               15,000(c)               246,586
Total                                                                  741,476

Airlines (0.2%)
Air France-KLM                                 16,036(c)               268,097
Continental Airlines Cl B                       7,500(b)                72,450
Deutsche Lufthansa                             24,869(c)               329,687
ExpressJet Holdings                             6,400(b)                57,408
Mesa Air Group                                  8,381(b)                69,143
Qantas Airways                                 80,631(c)               207,192
Singapore Airlines                             41,000(c)               281,187
SkyWest                                        11,188                  300,062
Total                                                                1,585,226

Auto Components (0.6%)
Aftermarket Technology                          8,440(b)               155,212
Aisin Seiki                                    16,600(c)               470,901
American Axle & Mfg Holdings                    6,100                  140,788
ArvinMeritor                                    5,804                   97,043
Bandag                                          3,493                  149,710
Continental                                     6,262(c)               514,046
Cooper Tire & Rubber                            9,777                  149,295
Dana                                           39,753                  374,076
Delphi                                        126,143                  348,155
GKN                                            57,055(c)               296,584
Johnson Controls                               29,163                1,809,563
Michelin Cl B                                   8,328(c)               489,261
Superior Inds Intl                             12,004                  258,326
Valeo                                           5,172(c)               214,957

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Auto Components (cont.)
Visteon                                        28,810                 $281,762
Total                                                                5,749,679

Automobiles (2.6%)
DaimlerChrysler                                78,820(c)             4,181,549
Fiat                                           47,731(b,c)             426,817
Ford Motor                                    298,919                2,947,341
General Motors                                218,178(n)             6,678,430
Harley-Davidson                                68,346                3,310,680
Honda Motor                                    25,800(c)             1,459,219
Peugeot                                        24,014(c)             1,630,727
Renault                                        15,005(c)             1,421,119
Toyota Motor                                   64,200(c)             2,941,062
Volkswagen                                     34,072(c)             2,096,698
Yamaha Motor                                   20,200(c)               417,311
Total                                                               27,510,953

Beverages (1.2%)
Coca-Cola                                     248,127               10,716,605
Hansen Natural                                  5,000(b)               235,400
PepsiCo                                        11,301                  640,880
SABMiller                                      11,232(c)               217,698
Scottish & Newcastle                           57,720(c)               472,074
Total                                                               12,282,657

Biotechnology (0.2%)
Albany Molecular Research                      17,000(b)               207,060
CSL                                             7,782(c)               227,857
Gilead Sciences                                16,630(b)               810,879
Progenics Pharmaceuticals                      11,200(b)               265,552
Savient Pharmaceuticals                        63,700(b)               240,149
Total                                                                1,751,497

Building Products (0.3%)
Ameron Intl                                     4,242                  196,829
BPB                                            11,838(c)               153,658
Pilkington                                     86,403(c)               211,809
Saint-Gobain                                   23,334(c)             1,342,240
Universal Forest Products                       1,004                   57,549
USG                                             8,942(b)               614,494
Wienerberger                                    2,500(c)                98,526
YORK Intl                                       6,195                  347,354
Total                                                                3,022,459

See accompanying notes to investments in securities.

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14 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Capital Markets (1.5%)
Bear Stearns Companies                         21,981               $2,412,415
Credit Suisse Group                            11,982(c)               530,415
Franklin Resources                             52,975                4,447,781
Investment Technology Group                    18,928(b)               560,269
Janus Capital Group                            15,595                  225,348
Knight Capital Group Cl A                      11,700(b)                97,227
Lehman Brothers Holdings                       32,363                3,769,642
Macquarie Bank                                 12,778(c)               734,152
MCG Capital                                     3,044                   51,352
Merrill Lynch & Co                             12,281                  753,439
Morgan Stanley                                 33,294                1,795,878
Waddell & Reed Financial Cl A                   5,700                  110,352
Total                                                               15,488,270

Chemicals (0.9%)
Akzo Nobel                                      7,942(c)               346,215
BASF                                            6,700(c)               503,296
Bayer                                          50,600(c)             1,854,284
Cambrex                                         8,223                  155,908
Chemtura                                       22,539                  279,934
Clariant                                        7,666(b,c)             110,157
Dow Chemical                                   31,650                1,318,856
DSM                                            13,735(c)               539,650
HB Fuller                                       4,630                  143,900
Imperial Chemical Inds                         67,100(c)               354,125
Mitsui Chemicals                               27,000(c)               159,369
Monsanto                                       38,343                2,406,024
Octel                                          13,536(c)               225,645
OM Group                                        5,151(b)               103,690
Sensient Technologies                          21,716                  411,518
Solvay                                          1,462(c)               170,007
Teijin                                         49,000(c)               285,772
WR Grace & Co                                   4,496(b)                40,239
Yara Intl                                      10,400(c)               187,776
Total                                                                9,596,365

Commercial Banks (4.6%)
ABN AMRO Holding                              146,554(c)             3,510,535
Allied Irish Banks                             48,632(c)             1,034,579
Amcore Financial                                5,870                  183,203
AmericanWest Bancorp                            4,052(b)                93,682
Australia & New Zealand
  Banking Group                                52,523(c)               961,171
Banche Popolari Unite                          35,754(c)               725,809
BancorpSouth                                   23,670                  540,860
Barclays                                      502,262(c)             5,075,571
BNP Paribas                                    48,461(c)             3,684,014
Capitalia                                      71,201(c)               389,373
Chemical Financial                              7,182                  233,415

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Banks (cont.)
Chittenden                                      8,698                 $230,577
Citizens Banking                                3,538                  100,479
Comerica                                       16,393                  965,548
Community Trust Bancorp                         5,493                  176,765
Danske Bank                                    16,700(c)               511,098
DnB NOR                                        47,300(c)               487,495
First BanCorp Puerto Rico                       7,380(c)               124,870
First Citizens BancShares Cl A                    866                  147,783
First Community Bancshares                      2,497                   73,262
First Financial                                 1,336                   36,072
First Financial Bancorp                         3,312                   61,603
First Horizon Natl                             13,108                  476,476
First Midwest Bancorp                           1,684                   62,712
Great Southern Bancorp                          3,055                   91,406
Greater Bay Bancorp                             8,617                  212,323
HBOS                                          160,748(c)             2,419,631
HSBC Holdings                                 162,084(c)             2,621,257
Hudson United Bancorp                           4,900                  207,417
Irwin Financial                                 7,351                  149,887
KBC Group                                       5,030(c)               407,471
Lloyds TSB Group                              755,522(c)             6,222,487
Mid-State Bancshares                            1,596                   43,906
Mitsui Trust Holdings                          25,000(c)               346,225
Mizuho Financial Group                            213(c)             1,354,823
Natl Australia Bank                            98,364(c)             2,478,835
Natl Bank of Greece                            13,474(c)               539,274
Natl City                                      97,836                3,271,636
Nordea Bank                                   129,700(c)             1,296,732
Oriental Financial Group                       11,310(c)               138,434
Peoples Bancorp                                 1,131                   31,250
PNC Financial Services Group                   52,182                3,027,600
Regions Financial                               9,270                  288,482
Republic Bancorp                                5,364                   75,847
Republic Bancorp Cl A                           5,824                  121,838
Resona Holdings                                   576(b,c)           1,486,812
S&T Bancorp                                     1,878                   70,988
Southwest Bancorp                               3,541                   77,796
Susquehanna Bancshares                          6,116                  147,029
Tompkins Trustco                                2,786                  120,495
Trustmark                                      13,153                  366,311
UFJ Holdings                                       83(b,c)             556,453
UMB Financial                                   2,544                  167,090
Total                                                               48,226,687

Commercial Services & Supplies (0.4%)
Banta                                           4,627                  235,468
Brambles Inds                                  29,701(c)               182,416
Brambles Inds                                  43,318(c)               292,646
Dai Nippon Printing                            32,000(c)               515,901

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Commercial Services & Supplies (cont.)
Ennis                                           4,707                  $79,078
Equifax                                        18,354                  641,288
FTI Consulting                                  5,599(b)               141,431
IKON Office Solutions                          12,400                  123,752
Labor Ready                                     5,100(b)               130,815
NCO Group                                       6,562(b)               135,571
Pre-Paid Legal Services                         3,288                  127,246
Rentokil Initial                               89,500(c)               260,834
SOURCECORP                                      7,265(b)               155,762
Toppan Printing                                28,000(c)               295,269
United Stationers                               8,965(b)               429,065
Vedior                                         21,681(c)               307,489
Total                                                                4,054,031

Communications Equipment (0.3%)
ARRIS Group                                    15,500(b)               183,830
Black Box                                       7,044                  295,566
Comtech Telecommunications                      5,640(b)               233,891
Comverse Technology                            28,592(b)               751,112
Corning                                        53,692(b)             1,037,866
Endwave                                         2,900(b,n)              37,410
F5 Networks                                     5,509(b)               239,476
Ixia                                           15,600(b)               229,476
Total                                                                3,008,627

Computers & Peripherals (1.7%)
Apple Computer                                 55,638(b)             2,982,753
Dell                                           74,239(b)             2,538,974
Emulex                                         15,540(b)               314,063
Hewlett-Packard                               304,816                8,900,628
Imation                                         8,371                  358,865
Komag                                           9,943(b)               317,778
NCR                                            19,199(b)               612,640
Network Appliance                              37,630(b)               893,336
QLogic                                         16,481(b)               563,650
Total                                                               17,482,687

Construction & Engineering (0.4%)
Acciona                                         1,887(c)               216,026
ACS Actividades de
  Construccion y Servicios                     14,076(c)               410,260
EMCOR Group                                     1,469(b)                87,112
Fluor                                           2,846                  183,225
Granite Construction                            1,392                   53,230
Grupo Ferrovial                                 2,184(c)               181,778
JGC                                            42,000(c)               767,773
Nishimatsu Construction                        25,000(c)               104,616
Perini                                         12,244(b)               222,841
Shaw Group                                     28,157(b)               694,352
Skanska Cl B                                   34,001(c)               502,234

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Construction & Engineering (cont.)
URS                                             5,000(b)              $201,950
VINCI                                           8,789(c)               756,875
Washington Group Intl                           2,400(b)               129,336
Total                                                                4,511,608

Construction Materials (0.2%)
CSR                                            45,000(c)               106,369
Fletcher Building                              18,497(c)               101,302
Hanson                                         66,238(c)               687,470
Lafarge                                         4,237(c)               372,767
Rinker Group                                   53,637(c)               678,093
Total                                                                1,946,001

Consumer Finance (0.3%)
Advanta Cl B                                      291                    8,215
CompuCredit                                    15,110(b)               671,186
MBNA                                           49,564                1,221,257
Metris Companies                                7,000(b)               102,410
MoneyGram Intl                                  7,700                  167,167
ORIX                                            1,200(c)               216,721
Providian Financial                            36,793(b)               650,500
World Acceptance                                6,854(b)               174,160
Total                                                                3,211,616

Containers & Packaging (--%)
Crown Holdings                                  8,800(b)               140,272
Rock-Tenn Cl A                                  4,916                   74,232
Toyo Seikan Kaisha                             19,500(c)               289,639
Total                                                                  504,143

Distributors (0.1%)
Building Material Holding                       2,838                  264,473
Genuine Parts                                  16,770                  719,434
Handleman                                       8,891                  112,293
Total                                                                1,096,200

Diversified Financial Services (7.4%)
CIT Group                                      16,585                  749,310
Citigroup                                     361,685               16,463,901
Fortis                                         44,667(c)             1,295,425
Groupe Bruxelles Lambert                        2,700(c)               263,667
ING Groep                                     181,532(c)             5,406,582
iShares MSCI Emerging
  Markets Index Fund                          611,700(n)            51,921,095
Macquarie Infrastructure Group                161,084(c)               492,535
NASDAQ Stock Market                            13,600(b)               344,760
Suncorp-Metway                                 21,357(c)               320,972
Total                                                               77,258,247

See accompanying notes to investments in securities.

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16 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                                       Shares     Value(a)

Diversified Telecommunication Services (4.2%)
AT&T                                          321,035               $6,356,493
Belgacom                                        7,465(c)               253,105
BellSouth                                     354,398                9,320,667
BT Group                                      380,500(c)             1,491,408
Cable & Wireless                              120,800(c)               304,651
Hellenic Telecommunications
  Organization                                 13,761(b,c)             275,215
Koinklijke                                     14,400(c)               129,113
Nippon Telegraph & Telephone                      389(c)             1,912,272
SBC Communications                            443,558               10,632,085
Sprint Nextel                                  93,438                2,221,956
Talk America Holdings                           8,400(b)                79,212
Telekom Austria                                13,528(c)               269,091
TeliaSonera                                    18,048(c)                85,681
Verizon Communications                        338,165               11,054,615
Total                                                               44,385,564

Electric Utilities (2.8%)
Allete                                          3,800                  174,078
American Electric Power                        23,565                  935,531
Black Hills                                     2,660                  115,364
CenterPoint Energy                             48,805                  725,730
CH Energy Group                                 1,290                   61,249
Chubu Electric Power                           20,200(c)               492,943
Cleco                                           4,913                  115,849
Duquesne Light Holdings                         6,471                  111,366
E.ON                                           26,542(c)             2,438,180
Edison Intl                                    28,093                1,328,237
EDP-Energias de Portugal                      124,211(c)               346,351
El Paso Electric                                1,921(b)                40,053
Electrabel                                      1,095(c)               548,806
Electric Power Development                      7,200(c)               240,402
Exelon                                        108,750                5,811,600
Fortum                                         36,200(c)               726,597
Hokkaido Electric Power                         7,900(c)               168,078
Iberdrola                                      15,499(c)               433,107
Idacorp                                         2,800                   84,364
Kansai Electric Power                          53,300(c)             1,176,253
Otter Tail                                      1,980                   61,261
PG&E                                           57,052                2,239,291
PNM Resources                                   2,377                   68,149
Scottish & Southern Energy                     27,544(c)               499,853
Scottish Power                                 80,714(c)               813,514
Sierra Pacific Resources                        6,967(b)               103,460
TECO Energy                                    55,757                1,004,741
Tohoku Electric Power                          29,800(c)               662,893
Tokyo Electric Power                           42,100(c)             1,064,461

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Electric Utilities (cont.)
TXU                                            56,821               $6,413,954
UIL Holdings                                    1,201                   62,824
UNION FENOSA                                    7,225(c)               238,629
Total                                                               29,307,168

Electrical Equipment (0.3%)
ABB                                            44,494(b,c)             325,180
ALSTOM                                         15,107(b,c)             717,206
American Power Conversion                      25,184                  652,266
Furukawa Electric                              44,000(b,c)             222,888
Global Power Equipment Group                   25,844(b)               184,268
Rockwell Automation                            18,582                  982,987
Total                                                                3,084,795

Electronic Equipment & Instruments (0.2%)
Hitachi                                       218,000(c)             1,380,865
Itron                                           3,600(b)               164,376
Jabil Circuit                                  21,618(b)               668,429
Methode Electronics                            12,000                  138,240
MTS Systems                                     2,400                   90,648
SYNNEX                                          4,600(b)                77,464
Total                                                                2,520,022

Energy Equipment & Services (1.3%)
GulfMark Offshore                               4,900(b)               158,123
Halliburton                                    70,836                4,853,682
Lone Star Technologies                          1,879(b)               104,454
Lufkin Inds                                     2,500                  108,875
Natl Oilwell Varco                             18,449(b)             1,213,944
Noble                                          28,385                1,943,237
NS Group                                        5,379(b)               211,126
Oil States Intl                                 3,100(b)               112,561
Pioneer Drilling                                8,900(b)               173,728
Superior Energy Services                       18,800(b)               434,092
Technip                                         3,600(c)               213,054
Transocean                                     67,733(b)             4,152,710
Total                                                               13,679,586

Food & Staples Retailing (2.2%)
BJ's Wholesale Club                             5,194(b)               144,393
CVS                                            86,488                2,509,017
Delhaize Group                                  4,691(c)               277,508
Great Atlantic & Pacific Tea                    6,800(b)               192,848
J Sainsbury                                   160,316(c)               790,240
Kesko Cl B                                      8,700(c)               241,337
Kroger                                        107,587(b)             2,215,216
Longs Drug Stores                               5,600                  240,184
Nash Finch                                     10,906                  460,124
Ruddick                                        13,865                  319,588
Safeway                                        70,781                1,811,994

See accompanying notes to investments in securities.

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17 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Food & Staples Retailing (cont.)
Tesco                                          78,963(c)              $431,007
UNY                                            16,000(c)               211,153
Wal-Mart Stores                               286,241               12,543,080
Weis Markets                                    4,086                  163,481
Woolworths                                     30,129(c)               382,047
Total                                                               22,933,217

Food Products (0.5%)
American Italian Pasta Cl A                     5,311                   56,615
Archer-Daniels-Midland                        113,173                2,790,845
Chiquita Brands Intl                            3,600                  100,620
Lancaster Colony                                2,881                  123,883
Orkla                                           9,950(c)               377,533
Seaboard                                          200                  274,600
Tate & Lyle                                    39,325(c)               315,039
Unilever                                       60,590(c)               632,591
Unilever                                       12,521(c)               890,148
Total                                                                5,561,874

Gas Utilities (0.1%)
Energen                                         1,942                   84,011
Nicor                                           5,161                  216,917
Peoples Energy                                  6,409                  252,386
Snam Rete Gas                                  40,972(c)               238,835
WGL Holdings                                    6,575                  211,255
Total                                                                1,003,404

Health Care Equipment & Supplies (0.6%)
Becton, Dickinson & Co                         19,378                1,015,988
Biomet                                         15,511                  538,387
Guidant                                        11,604                  799,400
Hologic                                         2,500(b)               144,375
Illumina                                       18,200(b)               233,142
Immucor                                        11,015(b)               302,252
Intuitive Surgical                              8,376(b)               613,877
Kyphon                                          2,700(b)               118,638
Laserscope                                      3,648(b)               102,801
Medtronic                                      35,484                1,902,651
Ventana Medical Systems                         8,642(b)               329,001
Vital Signs                                     2,899                  133,615
Total                                                                6,234,127

Health Care Providers & Services (5.0%)
Aetna                                          51,449                4,431,817
Alliance Imaging                               15,900(b)               135,945
Allscripts Healthcare Solutions                 6,400(b)               115,328
American Retirement                             7,000(b)               131,810
AMERIGROUP                                     10,052(b)               192,194
Apria Healthcare Group                          3,826(b)               122,088
Cardinal Health                                20,309                1,288,403

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Health Care Providers & Services (cont.)
Caremark Rx                                    63,216(b)            $3,156,375
Centene                                        10,051(b)               251,577
Chemed                                          2,900                  125,686
CIGNA                                          56,390                6,646,125
Express Scripts                                12,623(b)               785,151
Gambro Cl A                                     8,000(c)               121,265
HCA                                            74,455                3,567,884
Horizon Health                                  4,100(b)               111,397
Humana                                         17,027(b)               815,253
Kindred Healthcare                              4,500(b)               134,100
LCA-Vision                                      4,577                  169,898
Matria Healthcare                               3,882(b)               146,546
Mayne Group                                    33,996(c)               139,460
McKesson                                       43,893                2,082,723
Medco Health Solutions                         35,362(b)             1,938,898
Pediatrix Medical Group                         1,019(b)                78,280
Psychiatric Solutions                           5,000(b)               271,150
RehabCare Group                                 5,248(b)               107,689
Sonic Healthcare                               40,200(c)               475,114
Stewart Enterprises Cl A                        8,514                   56,448
Sunrise Senior Living                           2,880(b)               192,211
Tenet Healthcare                               63,101(b)               708,624
United Surgical Partners Intl                   2,800(b)               109,508
UnitedHealth Group                            266,892               14,999,329
WellPoint                                     108,556(b)             8,230,716
Total                                                               51,838,992

Hotels, Restaurants & Leisure (0.9%)
Ameristar Casinos                               8,000                  166,720
Aristocrat Leisure                             18,450(c)               166,707
Bluegreen                                       6,900(b)               121,785
Bob Evans Farms                                11,633                  264,185
Carnival                                        3,737(c)               193,170
Compass Group                                  83,884(c)               305,122
Darden Restaurants                             26,919                  817,530
Harrah's Entertainment                         31,899                2,079,496
Jack in the Box                                 2,818(b)                84,286
Marriott Intl Cl A                             32,210                2,029,230
Mitchells & Butlers                            46,025(c)               296,472
OPAP                                            7,635(c)               237,121
Papa John's Intl                                1,351(b)                67,712
Penn Natl Gaming                               12,150(b)               377,987
Ryan's Restaurant Group                        13,879(b)               161,968
Tabcorp Holdings                               11,942(c)               157,075
TUI                                            29,946(c)               637,780
Vail Resorts                                    2,000(b)                57,500
Wendy's Intl                                   12,204                  551,011
Yum! Brands                                    20,308                  983,110
Total                                                                9,755,967

See accompanying notes to investments in securities.

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18 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Household Durables (2.2%)
American Greetings Cl A                         2,911                  $79,761
Barratt Developments                           34,694(c)               462,263
Beazer Homes USA                                9,861                  578,545
Black & Decker                                 17,698                1,452,829
Brookfield Homes                                6,960                  386,489
Centex                                         80,836                5,220,388
Department 56                                   3,833(b)                47,913
DR Horton                                     107,312                3,886,841
Electrolux Series B                            28,300(c)               662,631
Ethan Allen Interiors                           8,960                  280,896
Furniture Brands Intl                          17,204                  310,188
George Wimpey                                  48,744(c)               367,930
KB HOME                                        36,034                2,637,689
La-Z-Boy                                       15,925                  210,051
M/I Homes                                       3,632                  197,072
Makita                                          5,000(c)               101,313
Matsushita Electric Industrial                 79,000(c)             1,338,358
Maytag                                         21,938                  400,588
Persimmon                                      25,780(c)               390,095
Pioneer                                        12,200(c)               173,687
Pulte Homes                                    36,446                1,564,262
Russ Berrie & Co                                2,976                   42,021
SANYO Electric                                112,000(c)               276,275
Stanley Works                                   2,743                  128,043
Taylor Woodrow                                 73,524(c)               420,445
Tupperware                                      8,507                  193,789
WCI Communities                                 3,804(b)               107,919
Whirlpool                                      14,657                1,110,561
Total                                                               23,028,842

Household Products (0.1%)
Kimberly-Clark                                 10,319                  614,290

Industrial Conglomerates (1.0%)
3M                                             67,695                4,966,105
Pirelli & C                                   231,609(c)               245,662
Standex Intl                                    4,590                  120,855
Tyco Intl                                     138,065(c,h)           3,845,110
Walter Inds                                     7,539                  368,808
Wesfarmers                                     14,378(c)               440,174
Total                                                                9,986,714

Insurance (3.6%)
Aegon                                         207,071(c)             3,073,650
Alfa                                           13,713                  228,733
Allianz                                        15,505(c)             2,093,507
Allstate                                       88,055                4,868,560
Ambac Financial Group                          13,493                  972,306
AmerUs Group                                    8,273                  474,622
AMP                                            45,778(c)               259,699

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Insurance (cont.)
Aon                                            45,452               $1,458,100
Aviva                                         158,395(c)             1,738,925
Delphi Financial Group Cl A                     5,546                  259,553
Great American
  Financial Resources                           4,711                   94,220
Horace Mann Educators                           7,543                  149,201
Infinity Property & Casualty                    4,334                  152,080
Insurance Australia Group                      54,508(c)               226,931
Jefferson-Pilot                                18,804                  962,201
LandAmerica Financial Group                     5,097                  329,521
Lincoln Natl                                   25,989                1,351,948
Loews                                          19,757                1,825,744
Marsh & McLennan Companies                     40,063                1,217,515
MBIA                                            6,301                  381,967
Natl Western Life Insurance Cl A                  698(b)               147,453
Ohio Casualty                                   5,200                  141,024
Presidential Life                               6,058                  109,044
Prudential Financial                           90,402                6,107,558
QBE Insurance Group                            17,581(c)               250,415
Royal & SunAlliance
  Insurance Group                             443,433(c)               758,577
Sampo Cl A                                     36,997(c)               586,960
St. Paul Travelers Companies                   48,519                2,177,048
Stewart Information Services                    4,659                  238,541
Torchmark                                      12,231                  646,164
Triad Guaranty                                  3,900(b)               152,958
United Fire & Casualty                          5,738                  258,841
Universal American Financial                   12,500(b)               284,250
UnumProvident                                  82,911                1,699,676
Zurich Financial Services                      14,221(b,c)           2,422,536
Total                                                               38,100,028

Internet & Catalog Retail (0.1%)
Blair                                           1,550                   57,180
Coldwater Creek                                 7,320(b)               184,610
Insight Enterprises                            12,451(b)               231,589
NutriSystem                                     5,900(b)               147,618
Total                                                                  620,997

Internet Software & Services (0.4%)
aQuantive                                       7,900(b)               159,027
CNET Networks                                  28,638(b)               388,618
Digitas                                        55,800(b)               633,888
Websense                                        1,304(b)                66,778
Yahoo!                                         73,039(b)             2,471,639
Total                                                                3,719,950

See accompanying notes to investments in securities.

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

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

IT Services (0.4%)
Automatic Data Processing                      11,848                 $509,938
BISYS Group                                     8,744(b)               117,432
Cap Gemini                                      6,078(b,c)             236,541
Convergys                                      43,941(b)               631,432
CSG Systems Intl                                9,085(b)               197,235
Electronic Data Systems                        80,673                1,810,302
Lionbridge Technologies                        54,193(b)               365,803
MAXIMUS                                         4,675                  167,131
Perot Systems Cl A                              7,600(b)               107,540
SRA Intl Cl A                                  10,400(b)               368,992
Total                                                                4,512,346

Leisure Equipment & Products (0.5%)
Callaway Golf                                  14,190                  214,127
Eastman Kodak                                 155,064                3,772,707
Fuji Photo Film                                 7,300(c)               240,525
JAKKS Pacific                                  12,198                  197,974
Mattel                                         45,415                  757,522
Nautilus                                        1,984                   43,787
Yamaha                                         10,900(c)               188,693
Total                                                                5,415,335

Machinery (0.8%)
Crane                                           5,300                  157,622
Cummins                                         8,626                  759,002
Gardner Denver                                  2,700(b)               120,420
Invensys                                      741,055(b,c)             189,504
Ishikawajima-Harima
  Heavy Inds                                  111,000(b,c)             223,936
ITT Inds                                        6,659                  756,462
JLG Inds                                        5,200                  190,268
Joy Global                                      6,464                  326,173
Kawasaki Heavy Inds                           177,000(c)               447,529
Komatsu                                        70,000(c)               953,396
Lincoln Electric Holdings                      11,991                  472,445
Mitsubishi Heavy Inds                         160,000(c)               566,646
Mueller Inds                                   10,576                  293,696
PACCAR                                         27,125                1,841,517
Sulzer                                            259(c)               131,261
Volvo Cl A                                      3,700(c)               156,084
Volvo Cl B                                      4,500(c)               195,927
Wartsila Cl B                                   4,800(c)               152,882
Total                                                                7,934,770

Marine (0.1%)
AP Moller - Maersk                                 45(c)               459,554
Frontline                                       7,850(c)               348,793
Kawasaki Kisen Kaisha                          26,000(c)               187,596
Neptune Orient Lines                           51,500(c)                93,780
Total                                                                1,089,723

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Media (0.3%)
Martha Stewart Living
  Omnimedia Cl A                                3,400(b)               $85,068
PRIMEDIA                                       59,000(b)               241,310
Reed Elsevier                                  25,693(c)               237,662
Valassis Communications                         4,100(b)               159,818
Walt Disney                                    72,883                1,758,667
Yell Group                                     18,171(c)               153,262
Total                                                                2,635,787

Metals & Mining (1.5%)
AK Steel Holding                               28,246(b)               242,068
Anglo American                                 59,989(c)             1,787,963
Arcelor                                        45,396(c)             1,061,766
BHP Billiton                                   87,747(c)             1,417,516
BHP Billiton                                   56,950(c)               966,193
BlueScope Steel                                57,146(c)               416,566
Boehler-Uddeholm                                1,359(c)               228,657
Carpenter Technology                              795                   46,595
Cleveland-Cliffs                                1,202                  104,706
Commercial Metals                              17,360                  585,726
Corus Group                                   586,794(c)               532,958
Cumerio                                         1,546(c)                27,779
Iluka Resources                                27,817(c)               186,016
Kobe Steel                                    333,000(c)             1,012,113
Nucor                                          29,918                1,764,863
OneSteel                                       60,844(c)               176,759
Phelps Dodge                                   12,561                1,632,051
Quanex                                          2,466                  163,299
Rautaruukki                                    11,100(c)               249,345
Rio Tinto                                       6,966(c)               314,127
Ssab Svenskt Stal CI A                          6,400(c)               193,612
Sumitomo Metal Inds                           290,939(c)             1,020,119
ThyssenKrupp                                   45,396(c)               947,732
Titanium Metals                                 4,800(b)               189,888
Umicore                                         2,664(c)               290,569
voestalpine                                     3,150(c)               277,058
Total                                                               15,836,044

Multi-Utilities & Unregulated Power (0.9%)
AES                                           137,682(b)             2,262,114
Aquila                                         49,600(b)               196,416
Intl Power                                     69,730(c)               305,595
Public Service Enterprise Group                27,487                1,769,063
RWE                                            13,819(c)               914,329
Sempra Energy                                  23,145                1,089,204
SUEZ                                           55,938(c)             1,616,927
United Utilities                               82,454(c)               952,474
Veolia Environnement                            8,055(c)               339,911
Total                                                                9,446,033

See accompanying notes to investments in securities.

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20 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Multiline Retail (0.9%)
Dillard's Cl A                                 19,551                 $408,225
Dollar General                                 49,720                  911,865
Federated Dept Stores                          40,053                2,678,344
JC Penney                                      28,581                1,355,311
Nordstrom                                      48,706                1,671,590
PPR                                             2,159(c)               226,535
Sears Holdings                                 17,691(b)             2,201,114
ShopKo Stores                                   2,873(b)                73,319
Total                                                                9,526,303

Office Electronics (0.1%)
Canon                                          12,300(c)               664,250
Oce                                            10,755(c)               168,431
Total                                                                  832,681

Oil & Gas (8.6%)
Anadarko Petroleum                             16,061                1,537,841
BG Group                                       47,100(c)               446,893
BP                                            145,334(c)             1,726,255
Carrizo Oil and Gas                             4,200(b)               123,060
Cheniere Energy                                13,044(b)               539,500
Chevron                                       243,455               15,758,841
ConocoPhillips                                106,716                7,460,515
Devon Energy                                   62,062                4,259,936
Energy Partners                                 2,000(b)                62,440
Eni                                            43,937(c)             1,304,883
EOG Resources                                  35,064                2,626,294
Exxon Mobil                                   443,080               28,153,302
Frontier Oil                                    9,816                  435,340
Holly                                           3,768                  241,077
Houston Exploration                             3,205(b)               215,536
KCS Energy                                      3,156(b)                86,885
Kinder Morgan                                  22,888                2,200,910
Marathon Oil                                   16,839                1,160,712
Nippon Oil                                     78,000(c)               690,600
Norsk Hydro                                     6,300(c)               705,098
OMV                                            17,301(c)             1,027,435
Plains Exploration & Production                 5,700(b)               244,074
Repsol YPF                                     15,200(c)               492,529
Royal Dutch Shell Cl A                         46,904(c)             1,548,591
Royal Dutch Shell Cl B                        205,793(c)             7,106,297
Santos                                         39,067(c)               372,655
Southwestern Energy                             7,136(b)               523,782
Statoil                                        20,300(c)               503,680
Stone Energy                                    2,113(b)               128,978
Sunoco                                         19,250                1,505,350
Total                                           2,741(c)               748,160
Valero Energy                                  55,083                6,227,684

Common Stocks (continued)
Issuer                                         Shares                 Value(a)
Oil & Gas (cont.)
Vintage Petroleum                               3,805                 $173,736
Woodside Petroleum                             18,615(c)               510,982
World Fuel Services                             4,530                  146,999
Total                                                               90,996,850

Paper & Forest Products (0.3%)
Louisiana-Pacific                               5,509                  152,544
Norske Skogindustrier                          16,104(c)               237,897
Oji Paper                                      47,000(c)               256,717
Schweitzer-Mauduit Intl                         7,546                  168,427
Stora Enso Cl R                                25,100(c)               345,118
Svenska Cellulosa Cl B                         12,700(c)               444,818
UPM - Kymmene                                  54,500(c)             1,090,635
Total                                                                2,696,156

Personal Products (--%)
Playtex Products                               10,700(b)               117,700

Pharmaceuticals (4.4%)
AstraZeneca                                    30,222(c)             1,404,442
Bristol-Myers Squibb                          319,725                7,692,584
DAIICHI SANKYO                                 55,307(b,c)           1,132,841
Johnson & Johnson                             349,162(h)            22,094,972
King Pharmaceuticals                           55,288(b)               850,329
Merck & Co                                    293,673                7,990,842
Par Pharmaceutical Companies                    2,306(b)                61,386
Perrigo                                         6,500                   93,015
Roche Holding                                   7,750(c)             1,076,522
Sanofi-Aventis                                 10,617(c)               877,289
Wyeth                                          49,557                2,293,002
Total                                                               45,567,224

Real Estate (0.1%)
New World Development                         118,000(c)               155,159
Trammell Crow                                   7,400(b)               182,632
Unibail                                         2,589(c)               375,896
Wereldhave                                      3,196(c)               338,608
Fabege                                          7,500(c)               133,521
Total                                                                1,185,816

Real Estate Investment Trust (0.5%)
American Home
  Mortgage Investment                           4,698                  142,349
Anthracite Capital                             31,249                  361,863
Anworth Mtge Asset                             20,220                  167,219
Apartment Investment &
  Management Cl A                              16,779                  650,690
Capstead Mtge                                  27,053(n)               186,936
Equity Office Properties Trust                 29,491                  964,650
IMPAC Mtge Holdings                            36,978(n)               453,350

See accompanying notes to investments in securities.

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

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Real Estate Investment Trust (cont.)
MFA Mtge Investments                           35,062                 $214,930
Natl Health Investors                           2,277                   62,868
New Century Financial                           7,254                  263,103
Novastar Financial                              9,892(n)               326,337
RAIT Investment Trust                           9,414                  268,299
Redwood Trust                                   3,565                  173,295
Saxon Capital                                  10,200                  120,870
Simon Property Group                            8,191                  607,117
Universal Health
  Realty Income Trust                           1,830                   60,848
Total                                                                5,024,724

Road & Rail (0.7%)
Amerco                                          3,700(b)               215,303
Arkansas Best                                   4,915                  171,386
Arriva                                         22,667(c)               234,856
Burlington Northern Santa Fe                   38,587                2,307,503
ComfortDelGro                                  82,400(c)                73,076
CSX                                            30,926                1,437,440
Dollar Thrifty Automotive Group                 4,200(b)               141,414
East Japan Railway                                 95(c)               542,331
Nippon Express                                 74,000(c)               365,078
Norfolk Southern                               13,960                  566,218
Toll Holdings                                   9,106(c)                96,512
Union Pacific                                   9,420                  675,414
Werner Enterprises                              5,900                  102,011
Total                                                                6,928,542

Semiconductors & Semiconductor Equipment (0.9%)
Advanced Micro Devices                         42,866(b)             1,080,223
ESS Technology                                109,416(b)               388,427
Intel                                         217,706                5,366,452
Microsemi                                      24,001(b)               612,986
Natl Semiconductor                             24,656                  648,453
NVIDIA                                         24,184(b)               829,028
OmniVision Technologies                        28,205(b)               355,947
Trident Microsystems                           10,600(b)               337,186
Total                                                                9,618,702

Software (2.6%)
Activision                                     21,568(b)               441,066
Adobe Systems                                 102,078                3,047,028
ANSYS                                           7,698(b)               296,296
Autodesk                                       68,316                3,172,595
Compuware                                      67,159(b)               638,011
MICROS Systems                                  5,849(b)               255,894
Microsoft                                     286,310                7,366,755
Oracle                                        892,892(b)            11,062,931
Quality Systems                                 3,000                  207,270

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Software (cont.)
Take-Two Interactive Software                       1(b)                   $11
Transaction Systems Architects                 20,770(b)               578,445
Trend Micro                                     3,000(c)                94,882
VASCO Data Security Intl                       48,200(b)               437,174
Total                                                               27,598,358

Specialty Retail (2.3%)
Asbury Automotive Group                        11,398(b)               194,108
bebe stores                                     7,250                  126,875
Best Buy                                      103,165                4,490,772
Burlington Coat
  Factory Warehouse                             8,466                  322,047
Cato Cl A                                       8,647                  172,335
Children's Place Retail Stores                  3,500(b)               124,740
Electronics Boutique Holdings                   3,000(b)               188,520
Esprit Holdings                                39,000(c)               291,600
Group 1 Automotive                              9,264(b)               255,686
Hennes & Mauritz Cl B                          18,952(c)               676,019
Home Depot                                    343,216               13,090,257
Linens `N Things                               14,088(b)               376,150
Lithia Motors Cl A                              2,671                   77,406
Movie Gallery                                   6,738                   70,008
Office Depot                                   22,253(b)               660,914
Pantry                                          2,500(b)                93,425
Payless ShoeSource                              5,634(b,h)              98,032
Sonic Automotive                               12,461                  276,883
Staples                                        80,204                1,709,949
Talbots                                         4,600                  137,632
Yamada Denki                                    4,300(c)               326,923
Zale                                           13,714(b,h)             372,747
Total                                                               24,133,028

Textiles, Apparel & Luxury Goods (0.5%)
Adidas-Salomon                                    944(c)               164,040
Brown Shoe                                      7,635                  251,955
Coach                                          27,304(b)               856,254
Compagnie Financiere
  Richemont Cl A Unit                           5,651(c)               223,744
K-Swiss Cl A                                    2,325                   68,750
Kellwood                                        4,754                  122,891
Liz Claiborne                                   9,823                  386,240
Nike Cl B                                      27,687                2,261,475
Russell                                         8,686                  121,951
Steven Madden                                   2,835(b)                64,978
Stride Rite                                     9,698                  124,328
VF                                             10,358                  600,453
Total                                                                5,247,059

See accompanying notes to investments in securities.

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22 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Thrifts & Mortgage Finance (1.7%)
Anchor BanCorp Wisconsin                        1,522                  $44,869
CharterMac                                      6,100                  125,050
Commercial Federal                              3,574                  122,016
Countrywide Financial                          29,586                  975,746
Doral Financial                                15,000(c)               196,050
Fannie Mae                                    155,342                6,962,429
FirstFed Financial                              1,268(b)                68,231
Flagstar Bancorp                                9,263                  149,134
Freddie Mac                                    64,379                3,634,838
Fremont General                                 8,500                  185,555
ITLA Capital                                    1,110(b)                58,264
MGIC Investment                                18,289                1,174,154
R-G Financial Cl B                              9,040(c)               124,300
W Holding                                      10,800(c)               103,248
Washington Mutual                             104,362                4,093,078
Total                                                               18,016,962

Tobacco (2.4%)
Alliance One Intl                               9,667                   34,221
Altadis                                         8,522(c)               381,741
Altria Group                                  307,740(h)            22,683,516
British American Tobacco                       28,434(c)               597,241
Japan Tobacco                                      83(c)             1,308,872
Universal                                      11,960                  464,407
Total                                                               25,469,998

Trading Companies & Distributors (0.4%)
GATX                                           10,902                  431,174
Grafton Group Unit                              8,536(b,c)              86,589
Hagemeyer                                      85,835(b,c)             252,754
ITOCHU                                         71,000(c)               488,512
Marubeni                                      180,000(c)               837,284
Mitsubishi                                     24,500(c)               483,482
Sojitz                                         44,500(b,c)             253,647
United Rentals                                  6,000(b)               118,260
Watsco                                          4,100                  217,751
WESCO Intl                                     11,335(b)               383,916
WW Grainger                                    10,449                  657,452
Total                                                                4,210,821

Transportation Infrastructure (0.1%)
Abertis Infraestructuras                       11,745(c)               341,615
Autostrade                                     12,481(c)               320,870
Penninsular and
  Oriental Steam Navigation                    31,600(c)               186,137
Transurban Group                               41,500(c)               227,835
Total                                                                1,076,457

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Water Utilities (0.1%)
Kelda Group                                    33,174(c)              $411,003
Severn Trent                                   22,910(c)               400,404
Total                                                                  811,407

Wireless Telecommunication Services (0.3%)
Bouygues                                        8,789(c)               408,491
Centennial Communications                      23,500(b)               352,030
SBA Communications Cl A                         9,600(b)               148,320
Telecom Italia                                296,574(c)               964,203
Telecom Italia                                637,541(c)             1,773,893
Total                                                                3,646,937

Total Common Stocks
(Cost: $750,527,301)                                              $845,437,759

Preferred Stocks & Other (0.1%)
Issuer                                         Shares                 Value(a)
Volkswagen                                     16,592(b,c)            $757,394
Norske Skogindustrier
  Rights                                       16,104 (b,c)             28,278
SUEZ
  Rights                                       55,938 (b,c)             26,220

Total Preferred Stocks & Other
(Cost: $656,985)                                                      $811,892

Bonds (18.1%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign Agencies (0.5%)
Japan Finance Corp for Municipal Enterprises
  (Japanese Yen)
   02-21-12               1.55%           130,000,000(c)            $1,181,342
New South Wales Treasury
  (Australian Dollar)
   03-01-08               8.00              1,000,000(c)               804,918
Oesterreichische Kontrollbank
  (Japanese Yen)
   03-22-10               1.80             90,000,000(c)               832,064
Pemex Project Funding Master Trust
   12-15-15               5.75              2,150,000(c,d)           2,128,500
Total                                                                4,946,824

See accompanying notes to investments in securities.

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23 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Sovereign (4.5%)
Aries Vermoegensverwaltungs
   10-25-14               9.60%             1,500,000(c,d)          $1,980,000
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-10               5.38              4,475,000(c)             5,961,488
   01-04-13               4.50              3,200,000(c)             4,233,219
   07-04-34               4.75              1,820,000(c)             2,641,911
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
   09-01-06               2.75              3,635,000(c)             4,389,829
Federal Republic of Brazil
   01-15-18               8.00              1,176,000(c)             1,245,384
Federal Republic of Brazil
   10-14-19               8.88                976,000(c)             1,059,936
   08-17-40              11.00              1,612,000(c)             1,975,506
Govt of Canada
  (Canadian Dollar)
   09-01-09               4.25                925,000(c)               816,571
Govt of Japan
  (Japanese Yen)
   06-20-12               1.40             98,000,000(c)               882,109
Govt of New Zealand
  (New Zealand Dollar)
   11-15-06               8.00                620,000(c)               437,410
Govt of Sweden
  (Swedish Krona)
   01-28-09               5.00              2,445,000(c)               340,211
Govt of Ukraine
   06-11-13               7.65                185,000 (c)              203,611
Hellenic Republic
  (European Monetary Unit)
   04-18-08               3.50              3,425,000(c)             4,214,591
Republic of Argentina
   08-03-12               4.01              1,705,375(c,k)           1,557,982
   12-31-33               8.28                527,696(c)               544,319
Republic of Colombia
   05-21-24               8.13                456,000(c)               489,060
Republic of Panama
   03-15-15               7.25                100,000(c)               109,000
   09-30-27               8.88                346,000(c)               421,255
Republic of Peru
   05-03-16               8.38                472,000(c)               552,240
Republic of Peru
   11-21-33               8.75                352,000(c)               425,040
Republic of Philippines
   01-18-17               9.38                541,000(c)               593,071
   01-15-19               9.88                684,000(c)               762,660

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Sovereign (cont.)
Republic of Poland
  (Polish Zloty)
   03-24-10               5.75%             1,600,000(c)              $511,369
Republic of South Africa
   06-02-14               6.50                240,000(c)               262,200
Republic of Turkey
   03-15-15               7.25                885,000(c)               931,463
   02-05-25               7.38                467,000(c)               466,416
Republic of Uruguay

   05-17-17               9.25                400,000(c)               448,500
Republic of Venezuela
   04-20-11               4.64                520,000(c,k)             510,900
   10-08-14               8.50                787,000(c)               873,570
   01-13-34               9.38                472,000(c)               558,848
Russian Ministry of Finance
   05-14-11               3.00              2,240,000(c)             1,993,824
United Kingdom Treasury
  (British Pound)
   09-07-14               5.00              1,080,000(c)             2,004,303
United Mexican States
   09-27-34               6.75              1,010,000(c)             1,075,650
Total                                                               45,473,446

U.S. Government Obligations & Agencies (2.4%)
Federal Home Loan Mtge Corp
   10-15-08               5.13              3,700,000                3,772,616
   03-18-09               3.76                520,000                  507,633
   07-12-10               4.13              3,060,000                3,009,914
Federal Natl Mtge Assn
   02-15-09               3.25              1,850,000                1,780,096
U.S. Treasury
   09-15-10               3.88              1,665,000                1,641,455
   08-15-15               4.25                  5,000                    4,969
   08-15-23               6.25              2,845,000                3,401,886
   02-15-26               6.00              7,625,000                8,992,733
   02-15-31               5.38                230,000                  257,672
U.S. Treasury Inflation-Indexed Bond
   01-15-15               1.63              2,235,626(m)             2,209,424
Total                                                               25,578,398

Asset-Backed (0.7%)
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76                200,000(d,l)             195,196
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                250,000(l)               247,110

See accompanying notes to investments in securities.

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24 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed (cont.)
AmeriCredit Automobile Receivables Trust
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05%              $650,000(l)              $640,961
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29                350,000(d,l)             343,014
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84                250,000                  242,381
Capital Auto Receivables Asset Trust
  Series 2005-1 Cl A4
   07-15-09               4.05                550,000                  545,534
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08                350,000                  345,867
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35                175,000                  173,877
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10               3.10              1,300,000                1,256,796
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                200,000                  197,476
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                250,000(l)               247,070
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               5.70                310,000(d,k)             310,050
Metris Master Trust
  Series 2004-2 Cl D
   10-20-10               7.07                 70,000(d,k)              71,152
Metris Master Trust
  Series 2005-1A Cl D
   03-21-11               5.70                100,000(d,k)             100,281
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                300,000                  294,541
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                100,000                   98,821
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54                300,000                  296,265
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03-12-10               4.05                600,000(l)               595,008

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed (cont.)
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30%              $300,000                 $296,340
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54                400,000                  394,968
Total                                                                6,892,708

Commercial Mortgage-Backed(f) (2.2%)
Banc of America Commercial Mtge
  Series 2004-5 Cl A4
   11-10-41               4.94                400,000                  397,828
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               5.03                250,000                  251,703
Banc of America Commercial Mtge
  Series 2005-4 Cl A5A
   07-10-45               4.93                450,000                  446,836
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89                268,763                  269,588
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                700,000                  688,617
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
   02-13-46               4.03                240,000                  233,621
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
   06-11-41               4.21                581,632                  574,996
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46                710,789(d)               703,075
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
   11-15-30               5.68                425,000                  440,657
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15              1,592,685(d)             1,571,411
Commercial Mtge Pass-Through Ctfs
  Series 2004-LB3A Cl A3
   07-10-37               5.09                331,000                  333,697
Commercial Mtge Pass-Through Ctfs
  Series 2004-LB3A Cl A4
   07-10-37               5.23                400,000                  406,106
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49                367,841                  363,910

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
CS First Boston Mtge Securities
  Series 2005-C4 Cl A1
   08-15-38               4.77%              $741,947                 $742,603
Federal Natl Mtge Assn #385717
   11-01-12               4.84                482,136                  486,711
Federal Natl Mtge Assn #386599
   11-01-10               4.47                120,790                  119,254
Federal Natl Mtge Assn #735029
   09-01-13               5.28                493,830                  505,263
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56                281,771                  286,793
GE Capital Commercial Mtge
  Series 2005-C1 Cl A5
   06-10-48               4.77                400,000                  393,071
GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
   07-10-45               4.59                347,492                  346,277
GE Capital Commercial Mtge
  Series 2005-C3 Cl A2
   07-10-45               4.85                260,000                  260,355
General Electric Capital Assurance
  Series 2003-1 Cl A3
   05-12-35               4.77                575,000(d)               570,626
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55                400,000                  391,640
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A5
   12-10-41               4.86                325,000                  322,335
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
   05-10-43               4.21                340,557                  336,269
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76                800,000                  795,924
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
   06-10-36               4.88                200,000                  200,023
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A1
   08-10-42               3.92                180,445                  177,886
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A3
   08-10-11               4.57                600,000                  588,631
GS Mtge Securities II
  Series 2004-GG2 Cl A4
   08-10-38               4.96                310,000                  310,566

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
GS Mtge Securities II
  Series 2005-GG4 Cl A1
   07-10-39               4.37%              $493,459                 $488,783
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37                372,606                  368,301
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
   10-15-37               4.13                498,185                  484,299
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
   03-12-39               3.97                228,711                  222,363
JPMorgan Chase Commercial Mtge Securities
  Series 2004-C2 Cl A2
   05-15-41               5.09                400,000                  404,395
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
   01-12-37               4.18                200,000                  195,169
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A5
   01-12-37               4.65                300,000                  294,849
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
   07-15-42               4.33                483,888                  479,804
LB-UBS Commercial Mtge Trust
  Series 2003-C8 Cl A3
   11-15-27               4.83                350,000                  349,878
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
   03-15-29               3.97                250,000                  238,155
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
   06-15-29               4.99                205,000                  207,946
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A2
   08-15-29               4.19                375,000                  368,261
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
   08-15-11               4.58                400,000                  394,179
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
   10-15-29               3.99                400,000                  388,780
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
   12-15-29               4.20                400,000                  392,220
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A6
   12-15-29               4.80                400,000                  394,891

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
LB-UBS Commercial Mtge Trust
  Series 2005-C1 Cl A4
   02-15-30               4.74%              $325,000                 $319,387
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
   07-15-30               4.39                337,417                  335,453
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
   09-15-40               4.89                350,000                  350,833
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   06-12-43               4.22                434,664                  429,755
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                300,000                  295,290
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   05-15-12               5.98                450,000                  476,043
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67                302,521                  292,048
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38                400,000                  393,163
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A3
   10-15-41               4.62                425,000                  417,755
Total                                                               22,498,272

Mortgage-Backed(f,p) (4.1%)
Banc of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.04                222,388(j)               216,813
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 4A1
   01-25-19               4.75                317,587                  313,605
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01-25-35               5.03                659,674(j)               653,482
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.62                249,604(j)               243,195
Countrywide Home Loans
  Series 2005-R2 Cl 2A1
   06-25-35               7.00                722,760(d)               752,431
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.41                247,673(j)               241,585

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,p) (cont.)
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   10-15-27               5.00%            $1,400,000               $1,402,069
   06-15-28               5.00              1,275,000                1,278,706
Federal Home Loan Mtge Corp #B13193
   04-01-19               5.50                519,812                  527,550
Federal Home Loan Mtge Corp #B16408
   09-01-19               5.50              2,328,589                2,363,339
Federal Home Loan Mtge Corp #C53878
   12-01-30               5.50              1,029,846                1,031,888
Federal Natl Mtge Assn
   10-01-20               6.00              2,000,000(e)             2,056,250
   10-01-35               6.00              4,800,000(e)             4,879,497
Federal Natl Mtge Assn #254684
   03-01-18               5.00              1,967,912                1,964,088
Federal Natl Mtge Assn #254800
   07-01-23               5.50              1,762,168                1,773,550
Federal Natl Mtge Assn #545874
   08-01-32               6.50              1,401,493                1,448,409
Federal Natl Mtge Assn #555740
   08-01-18               4.50              1,207,303                1,183,487
Federal Natl Mtge Assn #598558
   08-01-16               6.00                677,044                  698,308
Federal Natl Mtge Assn #661185
   06-01-17               7.00                387,109                  404,614
Federal Natl Mtge Assn #668824
   08-01-32               6.50              1,864,360                1,920,972
Federal Natl Mtge Assn #670387
   08-01-32               7.00                149,734                  156,733
Federal Natl Mtge Assn #671054
   01-01-33               7.00              1,184,388                1,239,774
Federal Natl Mtge Assn #725232
   03-01-34               5.00              1,902,012                1,866,353
Federal Natl Mtge Assn #725737
   08-01-34               4.53              2,266,450(j)             2,262,438
Federal Natl Mtge Assn #730153
   08-01-33               5.50              1,434,452                1,435,117
Federal Natl Mtge Assn #743579
   11-01-33               5.50              1,690,138                1,690,922
Federal Natl Mtge Assn #791447
   10-01-34               6.00              1,449,661                1,474,208
Federal Natl Mtge Assn #821378
   05-01-35               5.04                462,506(e,j)             465,679
Govt Natl Mtge Assn
   10-01-35               5.00                400,000(e)               395,750
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39                388,556(j)               379,544

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,p) (cont.)
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34%              $322,373(j)              $322,502
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.40                320,750(j)               314,255
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19               5.00                498,749                  498,593
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-3AC Cl B1
   03-25-34               4.93                496,448(j)               491,106
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07                600,000(j)               594,597
Washington Mutual
  Series 2004-CB4 Cl 22A
   12-25-19               6.00                814,514                  830,612
Wells Fargo Mtge Backed Securities Trust
  Series 2005-10 Cl A1
   10-25-35               5.00                900,000                  876,938
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35               5.50                962,397                  956,684
Total                                                               41,605,643

Aerospace & Defense (0.1%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12               8.00                155,000                  158,100
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88                 75,000                   72,375
L-3 Communications
   06-15-12               7.63                200,000                  211,000
L-3 Communications
  Sr Sub Nts
   10-15-15               6.38                100,000(d)               100,750
Moog
  Sr Sub Nts
   01-15-15               6.25                 20,000(d)                20,100
   01-15-15               6.25                 60,000                   60,300
Standard Aero Holdings
   09-01-14               8.25                110,000                  106,425
Total                                                                  729,050

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Automotive (0.1%)
Affinia Group
   11-30-14               9.00%               $75,000(d)               $58,500
DaimlerChrysler NA Holding
   11-15-13               6.50                 45,000                   47,584
GMAC
   09-15-11               6.88                275,000                  250,144
IAAI Finance
  Sr Unsecured
   04-01-13              11.00                 20,000(d)                20,539
Lear
  Series B
   08-01-14               5.75                255,000                  212,925
TRW Automotive
  Sr Nts
   02-15-13               9.38                105,000                  113,925
Total                                                                  703,617

Banking (0.7%)
Bank United
   03-15-09               8.00              1,500,000                1,647,046
Banknorth Group
  Sr Nts
   05-01-08               3.75                720,000                  705,946
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13               1.40            168,000,000(c)             1,496,602
Citigroup
   08-03-10               4.63                585,000                  581,302
HSBC Bank USA
  Sub Nts
   08-15-35               5.63                500,000                  492,497
JPMorgan Chase
  Sub Nts
   10-01-15               5.15                720,000(e)               715,248
Washington Mutual
   09-15-17               5.25                230,000                  226,595
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45              1,430,000                1,538,949
Total                                                                7,404,185

Brokerage (--%)
LaBranche & Co
  Sr Nts
   05-15-12              11.00                 95,000                  104,975

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Building Materials (--%)
Ainsworth Lumber
   10-01-12               7.25%               $80,000(c)               $75,200
Compression Polymers Holdings
  Sr Nts
   07-01-13              10.50                 10,000(d)                 9,275
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                100,000                  103,500
Norcraft Holdings/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
  thereafter 9.75%)
   09-01-12               9.63                 55,000(g)                38,500
Nortek
  Sr Sub Nts
   09-01-14               8.50                 45,000                   41,400
NTK Holdings
  Sr Disc Nts (Zero coupon
  through 09-01-09, thereafter 10.375%)
   03-01-14              12.39                 25,000(g)                14,000
Panolam Inds Intl
  Sr Sub Nts
   10-01-13              10.75                 30,000(d)                29,850
Total                                                                  311,725

Chemicals (0.1%)
BCP Crystal US Holdings/Sub3
  Sr Disc Nts Series B
  (Zero coupon through 10-01-09,
  thereafter 10.50%)
   10-01-14               9.24                 75,000(g)                52,500
Georgia Gulf
  Sr Nts
   12-15-13               7.13                170,000                  173,400
INVISTA
   05-01-12               9.25                100,000(d)               109,000
NALCO
  Sr Sub Nts
   11-15-13               8.88                 35,000                   35,919
PQ
   02-15-13               7.50                 60,000(d)                58,200
Resolution Performance Products
   04-15-10               9.50                130,000                  134,225
Total                                                                  563,244

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Construction Machinery (--%)
Gardner Denver
   05-01-13               8.00%               $30,000(d)               $31,238
NationsRent Companies
  Secured
   10-15-10               9.50                 85,000                   92,650
Neff Rental LLC/Finance
  Secured
   06-15-12              11.25                 25,000(d)                26,500
United Rentals North America
   02-15-12               6.50                115,000                  110,975
Total                                                                  261,363

Consumer Products (--%)
AAC Group Holding
  Sr Disc Nts (Zero coupon through 10-01-08,
  thereafter 10.25%)
   10-01-12              10.07                 50,000(d,g)              36,000
ACCO Brands
  Sr Sub Nts
   08-15-15               7.63                 45,000(d)                44,550
School Specialty
  Sr Nts
   08-01-23              10.00                 35,000(d,e)              35,088
Sealy Mattress
  Sr Sub Nts
   06-15-14               8.25                 55,000                   55,275
Simmons Bedding
  Sr Sub Nts
   01-15-14               7.88                 60,000                   55,200
Spectrum Brands
   02-01-15               7.38                 75,000                   67,500
Visant
   10-01-12               7.63                 45,000                   45,450
Total                                                                  339,063

Diversified Manufacturing (0.1%)
ALH Finance LLC
  Sr Sub Nts
   01-15-13               8.50                 75,000                   70,875
JohnsonDiversey
  Series B
   05-15-12               9.63                 70,000                   69,825
TriMas
   06-15-12               9.88                 35,000                   28,700
Tyco Intl Group
   02-15-11               6.75                965,000(c)             1,042,303
Total                                                                1,211,703

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (0.4%)
Aquila
  Sr Nts
   11-15-09               7.63%              $160,000                 $167,200
CMS Energy
  Sr Nts
   01-15-09               7.50                 30,000                   31,425
   08-01-10               7.75                 55,000                   59,125
Consumers Energy
  1st Mtge
   09-15-35               5.80                195,000                  191,755
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                270,000                  271,704
Detroit Edison
  1st Mtge
   10-01-37               5.70                425,000(e)               423,573
Dominion Resources
  Sr Unsecured
   06-15-35               5.95                220,000                  214,915
Exelon
   06-15-15               4.90                600,000                  568,084
Midwest Generation LLC
  Series B
   01-02-16               8.56                 85,153                   93,668
NRG Energy
   12-15-13               8.00                 35,000                   37,275
Ohio Edison
   06-15-09               5.65                345,000(d)               351,196
Ohio Power
  Sr Nts Series H
   01-15-14               4.85                370,000                  365,068
Pacific Gas & Electric
   03-01-34               6.05                335,000                  348,980
Pacificorp
  1st Mtge
   06-15-35               5.25                145,000                  138,713
Potomac Edison
  1st Mtge
   11-15-14               5.35                165,000(d)               167,152
Reliant Energy
  Secured
   07-15-13               9.50                 60,000                   66,300
Southern California Edison
  1st Mtge
   07-15-35               5.35                190,000                  184,504
Texas Genco LLC/Financing
  Sr Nts
   12-15-14               6.88                 58,000(d)                59,015

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (cont.)
Westar Energy
  1st Mtge
   07-01-14               6.00%              $585,000                 $622,632
Total                                                                4,362,284

Entertainment (--%)
Loews Cineplex
   08-01-14               9.00                 75,000                   72,938
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                 65,000                   66,706
Time Warner
   05-15-29               6.63                225,000                  235,352
Total                                                                  374,996

Environmental (--%)
Allied Waste North America
  Secured
   04-15-11               6.38                125,000                  119,687
Allied Waste North America
  Series B
   09-01-12               9.25                 15,000                   16,238
Clean Harbors
  Secured
   07-15-12              11.25                 60,000(d)                67,200
Waste Services
  Sr Sub Nts
   04-15-14               9.50                 95,000                   94,525
Total                                                                  297,650

Food and Beverage (0.1%)
American Seafoods Group LLC
   04-15-10              10.13                 70,000                   74,900
American Seafoods Group LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
   11-01-11              10.91                 50,000(g)                38,250
Burns Philp Capital Property
  Sr Sub Nts
   02-15-11              10.75                130,000(c)               145,600
Cott Beverages
   12-15-11               8.00                170,000                  174,250
Kraft Foods
   06-01-12               6.25                315,000                  336,359
Kraft Foods
  Sr Unsecured
   11-01-11               5.63                635,000                  654,679
Total                                                                1,424,038

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gaming (0.1%)
Boyd Gaming
  Sr Sub Nts
   04-15-14               6.75%              $140,000                 $140,524
Caesars Entertainment
  Sr Nts
   04-15-13               7.00                 40,000                   43,383
CCM Merger
   08-01-13               8.00                 35,000(d)                35,306
Circus & Eldorado Jt Venture/Silver Legacy Capital
  1st Mtge
   03-01-12              10.13                 70,000                   73,150
Harrah's Entertainment
   06-01-15               5.63                410,000(d)               405,309
Kerzner Intl
  Sr Sub Nts
   10-01-15               6.75                 65,000(c,d)              62,969
MGM MIRAGE
   10-01-09               6.00                105,000                  103,688
MGM MIRAGE
  Sr Unsecured
   07-15-15               6.63                 65,000(d)                64,269
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                 35,000                   34,825
Mohegan Tribal Gaming Authority
  Sr Sub Nts
   04-01-12               8.00                 60,000                   63,300
MTR Gaming Group
  Series B
   04-01-10               9.75                 50,000                   54,000
Penn Natl Gaming
  Sr Sub Nts
   03-01-15               6.75                 20,000                   19,600
River Rock Entertainment Authority
  Sr Nts
   11-01-11               9.75                 80,000                   88,800
San Pasqual Casino
   09-15-13               8.00                 30,000(d)                30,188
Station Casinos
  Sr Sub Nts
   03-01-16               6.88                120,000(d)               121,650
Wheeling Island Gaming
   12-15-09              10.13                 20,000                   21,000
Total                                                                1,361,961

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gas Pipelines (0.1%)
ANR Pipeline
   03-15-10               8.88%              $130,000                 $140,518
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                 45,000(d)                43,819
El Paso CGP
   06-15-10               7.75                 15,000                   15,300
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                150,000                  155,965
Pacific Energy Partners LP/Finance
  Sr Nts
   09-15-15               6.25                 65,000(d)                65,163
Southern Star Central
  Secured
   08-01-10               8.50                115,000                  123,338
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                 45,000                   47,813
Total                                                                  591,916

Health Care (0.1%)
Cardinal Health
   06-15-15               4.00                816,000                  736,335
DaVita
   03-15-13               6.63                 95,000                   96,188
HCA
  Sr Nts
   03-15-14               5.75                140,000                  133,444
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14               8.75                 25,000                   25,938
MedCath Holdings
  Sr Nts
   07-15-12               9.88                 60,000                   65,400
Select Medical
   02-01-15               7.63                130,000                  124,475
Triad Hospitals
  Sr Nts
   05-15-12               7.00                150,000                  154,125
US Oncology
   08-15-12               9.00                 75,000                   81,000
US Oncology Holdings
  Sr Nts
   03-15-15               9.26                 30,000(d,k)              29,550

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Health Care (cont.)
Vanguard Health Holding II LLC
  Sr Sub Nts
   10-01-14               9.00%               $95,000                 $101,175
Total                                                                1,547,630

Home Construction (--%)
DR Horton
  Sr Nts
   02-15-15               5.25                 65,000                   60,843
Meritage Homes
   03-15-15               6.25                 30,000                   27,450
Stanley-Martin Communities LLC
   08-15-15               9.75                 30,000(d)                29,325
WCI Communities
   03-15-15               6.63                 60,000                   54,300
William Lyon Homes
   04-01-13              10.75                 70,000                   75,425
Total                                                                  247,343

Independent Energy (0.1%)
Chesapeake Energy
  Sr Nts
   08-15-14               7.00                 80,000                   84,000
Chesapeake Energy

  Sr Unsecured
   08-15-17               6.50                130,000(d)               132,275
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                125,000                  124,375
   07-15-15               6.00                 50,000(d)                49,188
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                140,000                  151,200
Whiting Petroleum
  Sr Sub Nts
   02-01-14               7.00                 20,000(d,e)              20,275
Total                                                                  561,313

Life Insurance (0.2%)
ASIF Global Financing XIX
  Secured
   01-17-13               4.90                165,000(d)               164,210
ING Security Life Institutional Funding
   01-15-10               4.25                525,000(d)               513,944
ING USA Global Funding
   10-01-10               4.50                235,000                  231,800

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Life Insurance (cont.)
Pricoa Global Funding I
   06-25-12               4.63%            $1,060,000(d)            $1,039,276
Total                                                                1,949,230

Lodging (--%)
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75                140,000                  139,650

Media Cable (0.2%)
Charter Communications Operating LLC/Capital
  Sr Nts
   04-30-12               8.00                105,000(d)               105,788
Comcast
   03-15-11               5.50              1,215,000                1,238,352
CSC Holdings
  Sr Nts
   04-15-12               7.00                 70,000(d)                65,975
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38                 65,000                   71,175
Echostar DBS
  Sr Nts
   10-01-08               5.75                120,000                  118,350
Kabel Deutschland
   07-01-14              10.63                 50,000(c,d)              55,250
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50                 40,000                   39,700
Videotron Ltee
   12-15-15               6.38                 40,000(c,d)              39,700
Total                                                                1,734,290

Media Non Cable (0.2%)
CanWest Media
  Series B
   04-15-13               7.63                 60,000(c)                65,325
Corus Entertainment
  Sr Sub Nts
   03-01-12               8.75                115,000(c)               123,194
Dex Media East LLC/Finance
   11-15-12              12.13                155,000                  181,350
Dex Media West LLC/Finance
  Sr Nts
   11-15-11               5.88                 65,000                   64,350
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88                100,000                   99,625
See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media Non Cable (cont.)
Gray Television
   12-15-11               9.25%               $70,000                  $75,775
Lamar Media
  Sr Sub Nts
   08-15-15               6.63                 85,000(d)                86,275
Liberty Media
  Sr Nts
   05-15-13               5.70                170,000                  154,703
LIN TV
  Sr Sub Nts
   05-15-13               6.50                 15,000(d)                14,213
   05-15-13               6.50                 40,000                   37,900
LodgeNet Entertainment
  Sr Sub Deb
   06-15-13               9.50                 90,000                   98,100
News America
   12-15-34               6.20                585,000                  585,882
PanAmSat
   08-15-14               9.00                 20,000                   21,100
Quebecor Media
  Sr Nts
   07-15-11              11.13                120,000(c)               131,100
Salem Communications
   12-15-10               7.75                 85,000                   88,506
Sinclair Broadcast Group
   03-15-12               8.00                 70,000                   71,663
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                120,000                  125,250
Total                                                                2,024,311

Metals (--%)
Earle M Jorgensen
  Secured
   06-01-12               9.75                 70,000                   75,950
Peabody Energy
  Series B
   03-15-13               6.88                 65,000                   67,925
Total                                                                  143,875

Non Captive Consumer (--%)
Residential Capital
  Sr Unsecured
   06-30-10               6.38                395,000(d)               399,590

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Oil Field Services (--%)
Chart Inds
  Sr Sub Nts
   10-15-15               9.13%               $50,000(e)               $50,000
Grant Prideco

  Sr Unsecured
   08-15-15               6.13                 15,000(d)                15,150
Key Energy Services
  Sr Nts
   05-01-13               6.38                 60,000                   59,700
Offshore Logistics
   06-15-13               6.13                 55,000                   54,175
Total                                                                  179,025

Other Financial Institutions (0.1%)
Cardtronics
  Sr Sub Nts
   08-15-13               9.25                 65,000(d)                66,463
HSBC Finance
   06-30-15               5.00                760,000                  747,449
Willis Group North America
   07-15-15               5.63                160,000                  158,971
Total                                                                  972,883

Packaging (--%)
Crown European Holdings
  Secured
   03-01-11               9.50                 60,000(c)                65,700
   03-01-13              10.88                100,000(c)               116,000
Graham Packaging
   10-15-12               8.50                 70,000                   69,650
Owens-Illinois Glass Container
   05-15-13               8.25                100,000                  104,000
Total                                                                  355,350

Paper (--%)
Boise Cascade LLC
   10-15-14               7.13                 85,000                   80,538
Domtar
   12-01-13               5.38                 60,000(c)                50,124
JSG Funding
  Sr Nts
   10-01-12               9.63                 85,000(c)                85,425
NewPage
  Secured
   05-01-12              10.00                 60,000                   56,400
Norampac
  Sr Nts
   06-01-13               6.75                 35,000(c)                34,825
Total                                                                  307,312

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Pharmaceuticals (--%)
AmerisourceBergen
   09-15-15               5.88%               $50,000(d)               $49,375
CDRV Investors
  Sr Disc Nts (Zero coupon through 01-01-10,
  thereafter 9.63%)
   01-01-15              10.24                 65,000(g)                37,050
Merck & Co
   02-15-13               4.38                310,000                  295,456
   03-01-15               4.75                 75,000                   72,237
Warner Chilcott
   02-01-15               8.75                 55,000(d)                52,800
Total                                                                  506,918

Property & Casualty (--%)
Allstate
  Sr Nts
   05-09-35               5.55                 85,000                   82,027
Marsh & McLennan Companies
  Sr Unsecured
   09-15-15               5.75                200,000                  198,086
Total                                                                  280,113

Railroads (0.1%)
Union Pacific
   04-15-12               6.50                240,000                  258,960
   05-01-14               5.38                305,000                  311,213
Total                                                                  570,173

Retailers (0.1%)
CVS
   09-15-14               4.88                415,000                  406,308
General Nutrition Centers
   01-15-11               8.63                 50,000                   48,000
NBTY
  Sr Sub Nts
   10-01-15               7.13                 30,000(d)                29,400
Toys "R" Us
   04-15-13               7.88                 75,000                   66,938
United Auto Group
   03-15-12               9.63                 95,000                   98,800
Wal-Mart Stores
   09-01-35               5.25                380,000                  367,739
Total                                                                1,017,185

Supermarkets (--%)
Kroger
   02-01-13               5.50                105,000                  104,941
   01-15-15               4.95                105,000                  100,178
Total                                                                  205,119

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Technology (--%)
Flextronics Intl
  Sr Sub Nts
   11-15-14               6.25%              $115,000(c)              $114,425
SunGard
   01-15-14               4.88                 70,000                   61,425
SunGard
  Sr Unsecured
   08-15-13               9.13                 65,000(d)                67,356
Syniverse Technologies
  Sr Sub Nts
   08-15-13               7.75                 25,000(d)                25,188
Total                                                                  268,394

Transportation Services (--%)
Quality Distribution LLC/Capital
   01-15-12               8.10                 70,000(k)                67,200

Wireless (0.1%)
Alamosa Delaware
   07-31-10              11.00                 45,000                   50,738
American Cellular
  Sr Nts Series B
   08-01-11              10.00                 40,000                   43,600
American Tower
  Sr Nts
   10-15-12               7.13                 55,000                   57,750
American Towers
   12-01-11               7.25                 55,000                   58,438
Centennial Communications/Cellular Operating LLC
  Sr Nts
   02-01-14               8.13                 50,000                   52,875
Dobson Cellular Systems
  Secured
   11-01-12               9.88                 85,000                   93,075
Nextel Communications
  Sr Nts Series E
   10-31-13               6.88                150,000                  159,218
Nextel Communications
  Sr Nts Series F
   03-15-14               5.95                385,000                  394,111
Rogers Communications
  Secured
   12-15-10               7.00                 55,000(c,k)              57,338
Rogers Communications
  Sr Sub Nts
   12-15-12               8.00                 70,000(c)                73,938

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wireless (cont.)
Rural Cellular
  Sr Sub Nts Series B
   05-15-08               9.63%               $35,000                  $35,175
UbiquiTel Operating
  Sr Nts
   03-01-11               9.88                 60,000                   66,600
US Cellular
  Sr Nts
   12-15-33               6.70                295,000                  300,657
US Unwired
  Secured Series B
   06-15-12              10.00                 35,000                   40,250
Total                                                                1,483,763

Wirelines (0.7%)
BellSouth
  Sr Unsecured
   11-15-34               6.00                 15,000                   15,063
Cincinnati Bell
   02-15-15               7.00                 35,000                   33,775
Citizens Communications
  Sr Nts
   01-15-13               6.25                 50,000                   48,000
GCI
  Sr Nts
   02-15-14               7.25                 95,000                   91,913
Qwest
   03-15-12               8.88                115,000                  125,638
Qwest
  Sr Nts
   06-15-15               7.63                 30,000(d)                30,638
Sprint Capital
   01-30-11               7.63              1,290,000                1,443,516
Telecom Italia Capital
   10-01-15               5.25              1,760,000(c)             1,729,428
TELUS
   06-01-11               8.00              1,065,000(c)             1,218,406
Valor Telecom Enterprise
   02-15-15               7.75                 40,000                   38,800
Verizon Pennsylvania
  Series A
   11-15-11               5.65              2,275,000                2,326,915
Total                                                                7,102,092

Total Bonds
(Cost: $191,528,829)                                              $189,099,820

Short-Term Securities (6.8%)(o)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (1.9%)
Federal Home Loan Bank
   10-19-05               3.67%           $20,000,000              $19,961,367

Commercial Paper (4.9%)
Alpine Securitization
   10-03-05               3.89              3,300,000(i)             3,298,930
Dakota Nts
   10-05-05               3.66             13,900,000(i)            13,892,934
Morgan Stanley & Co
   10-03-05               3.90             19,200,000               19,193,760
Nieuw Amsterdam
   10-11-05               3.65             10,000,000(i)             9,988,848
Southern Company Funding
   10-13-05               3.75              5,000,000(i)             4,993,247
Total                                                               51,367,719

Total Short-Term Securities
(Cost: $71,336,502)                                                $71,329,086

Total Investments in Securities
(Cost: $1,014,049,617)(q)                                       $1,106,678,557

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2005, the value of foreign securities represented 23.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2005, the value of these securities amounted to $13,859,766 or 1.3% of net assets.

(e) At Sept. 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $9,081,964.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security                                         Notional amount

      Purchase contracts
      U.S. Long Bond, Dec. 2005, 20-year                           $ 4,600,000

      Sale contracts
      U.S. Treasury Note, Dec. 2005, 5-year                         10,800,000
      U.S. Treasury Note, Dec. 2005, 10-year                        19,600,000

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2005, the value of these securities amounted to $32,173,959 or 3.1% of net assets.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2005.

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2005.

(l) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC      --   Ambac Assurance Corporation

      FGIC       --   Financial Guaranty Insurance Company

      FSA        --   Financial Security Assurance

      MBIA       --   MBIA Insurance Corporation

(m) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(n) At Sept. 30, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

(o) Cash collateral received from security lending activity is invested in short-term securities and represents 5.4% of net assets. See Note 4 to the financial statements. 1.4% of net assets is the Portfolio's cash equivalent position.

(p) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment at Sept. 30, 2005:

      Security                  Principal    Settlement    Proceeds      Value
                                               amount        date   receivable
      Federal Natl Mtge Assn
      10-01-35  5.00%           $200,000      10-13-05     $197,594   $195,750

(q) At Sept. 30, 2005, the cost of securities for federal income tax purposes was $1,015,569,540 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $127,588,669
      Unrealized depreciation                                      (36,479,652)
                                                                   -----------
      Net unrealized appreciation                                 $ 91,109,017
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Total Return Portfolio

Sept. 30, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,014,049,617)                                                                          $1,106,678,557
Cash in bank on demand deposit                                                                                       43,905
Foreign currency holdings (identified cost $115,299) (Note 1)                                                       113,889
Dividends and accrued interest receivable                                                                         3,330,064
Receivable for investment securities Sold                                                                         4,012,011
                                                                                                                  ---------
Total assets                                                                                                  1,114,178,426
                                                                                                              -------------
Liabilities
Payable for investment securities purchased                                                                      13,066,237
Payable upon return of securities loaned (Note 4)                                                                56,036,900
Accrued investment management services fee                                                                           14,774
Other accrued expenses                                                                                              102,602
Forward sale commitments, at value (proceeds receivable $197,594) (Note 1)                                          195,750
                                                                                                                    -------
Total liabilities                                                                                                69,416,263
                                                                                                                 ----------
Net assets                                                                                                   $1,044,762,163
                                                                                                             ==============
* Including securities on loan, at value (Note 4)                                                            $   54,507,176
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Statement of operations
Total Return Portfolio

Year ended Sept. 30, 2005
Investment income
Income:
Dividends                                                                                                      $ 17,719,026
Interest                                                                                                          9,061,885
Fee income from securities lending (Note 4)                                                                         386,207
   Less foreign taxes withheld                                                                                     (469,990)
                                                                                                                   --------
Total income                                                                                                     26,697,128
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                5,960,581
Compensation of board members                                                                                        13,343
Custodian fees                                                                                                      241,825
Audit fees                                                                                                           37,500
Other                                                                                                                48,456
                                                                                                                     ------
Total expenses                                                                                                    6,301,705
   Earnings credits on cash balances (Note 2)                                                                        (2,080)
                                                                                                                     ------
Total net expenses                                                                                                6,299,625
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  20,397,503
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                               126,955,100
   Foreign currency transactions                                                                                   (190,452)
   Futures contracts                                                                                                330,364
                                                                                                                    -------
Net realized gain (loss) on investments                                                                         127,095,012
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             6,224,833
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                           133,319,845
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $153,717,348
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
Total Return Portfolio

Year ended Sept. 30,                                                                       2005                     2004
Operations
Investment income (loss) -- net                                                    $   20,397,503            $   18,991,578
Net realized gain (loss) on investments                                               127,095,012                88,186,303
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                 6,224,833                16,410,600
                                                                                        ---------                ----------
Net increase (decrease) in net assets resulting from operations                       153,717,348               123,588,481
                                                                                      -----------               -----------
Proceeds from contributions                                                            10,365,993                 3,968,040
Fair value of withdrawals                                                            (105,782,157)             (147,954,925)
                                                                                     ------------              ------------
Net contributions (withdrawals) from partners                                         (95,416,164)             (143,986,885)
                                                                                      -----------              ------------
Total increase (decrease) in net assets                                                58,301,184               (20,398,404)
Net assets at beginning of year                                                       986,460,979             1,006,859,383
                                                                                      -----------             -------------
Net assets at end of year                                                          $1,044,762,163            $  986,460,979
                                                                                   ==============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

Total Return Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2005, the Portfolio has entered into outstanding when-issued securities of $8,616,182 and other forward-commitments of $465,782.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2005, foreign currency holdings consisted of multiple denominations.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under this agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.40% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of RiverSource Strategic Allocation Fund to the Lipper Flexible Portfolio Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $722,849 for the year ended Sept. 30, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other RiverSource funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Sept. 30, 2005, the Portfolio's custodian fees were reduced by $2,080 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,345,839,510 and $1,423,744,269, respectively, for the year ended Sept. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2005, securities valued at $54,507,176 were on loan to brokers. For collateral, the Portfolio received $56,036,900 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $386,207 for the year ended Sept. 30, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. INTEREST RATE FUTURES CONTRACTS

At Sept. 30, 2005, investments in securities included securities valued at $564,143 that were pledged as collateral to cover initial margin deposits on 46 open purchase contracts and 304 open sale contracts. The notional market value of the open purchase contracts at Sept. 30, 2005 was $5,262,688 with a net unrealized loss of $89,309. The notional market value of the open sale contracts at Sept. 30, 2005 was $33,085,502 with a net unrealized gain of $404,407. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                             2005      2004       2003       2002        2001
Ratio of expenses to average daily net assets(a)                          .62%      .52%       .53%       .54%        .53%
Ratio of net investment income (loss) to average daily net assets        2.01%     1.84%      2.42%      2.43%       2.84%
Portfolio turnover rate (excluding short-term securities)                 134%      127%       196%       116%        152%
Total return(b)                                                         16.40%    12.69%     17.44%    (11.13%)    (15.99%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Total Return Portfolio (a series of Growth and Income Trust) as of September 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2005, and the financial highlights for each of the years in the five-year period ended September 30, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of September 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 21, 2005

--------------------------------------------------------------------------------
46 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
RiverSource Strategic Allocation Fund

Sept. 30, 2005
Assets
Investment in Portfolio (Note 1)                                                                             $1,044,648,891
Capital shares receivable                                                                                         1,096,820
                                                                                                                  ---------
Total assets                                                                                                  1,045,745,711
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                               23,103
Accrued distribution fee                                                                                            451,362
Accrued service fee                                                                                                      12
Accrued transfer agency fee                                                                                             794
Accrued administrative services fee                                                                                   1,065
Other accrued expenses                                                                                              116,001
                                                                                                                    -------
Total liabilities                                                                                                   592,337
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $1,045,153,374
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,050,387
Additional paid-in capital                                                                                    1,063,683,797
Undistributed net investment income                                                                               1,043,919
Accumulated net realized gain (loss) (Note 5)                                                                  (113,542,909)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            92,918,180
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,045,153,374
                                                                                                             ==============
Net assets applicable to outstanding shares:                  Class A                                        $  937,598,891
                                                              Class B                                        $   96,316,098
                                                              Class C                                        $    6,951,641
                                                              Class Y                                        $    4,286,744
Net asset value per share of outstanding capital stock:       Class A shares          94,157,621             $         9.96
                                                              Class B shares           9,745,469             $         9.88
                                                              Class C shares             705,134             $         9.86
                                                              Class Y shares             430,514             $         9.96
                                                                                         =======             ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
47 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Statement of operations
RiverSource Strategic Allocation Fund

Year ended Sept. 30, 2005
Investment income
Income:
Dividends                                                                                                      $ 17,717,167
Interest                                                                                                          9,061,519
Fee income from securities lending                                                                                  386,165
   Less foreign taxes withheld                                                                                     (469,941)
                                                                                                                   --------
Total income                                                                                                     26,694,910
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 6,298,991
Distribution fee
   Class A                                                                                                        2,265,380
   Class B                                                                                                          972,773
   Class C                                                                                                           51,964
Transfer agency fee                                                                                               1,389,848
Incremental transfer agency fee
   Class A                                                                                                          132,006
   Class B                                                                                                           32,933
   Class C                                                                                                            1,740
Service fee -- Class Y                                                                                                4,337
Administrative services fees and expenses                                                                           383,942
Compensation of board members                                                                                        11,018
Printing and postage                                                                                                223,408
Registration fees                                                                                                    74,655
Audit fees                                                                                                           12,500
Other                                                                                                                23,080
                                                                                                                     ------
Total expenses                                                                                                   11,878,575
   Earnings credits on cash balances (Note 2)                                                                       (41,273)
                                                                                                                    -------
Total net expenses                                                                                               11,837,302
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  14,857,608
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                        126,943,231
   Foreign currency transactions                                                                                   (190,409)
   Futures contracts                                                                                                330,337
                                                                                                                    -------
Net realized gain (loss) on investments                                                                         127,083,159
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             6,222,887
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                           133,306,046
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $148,163,654
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
48 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
RiverSource Strategic Allocation Fund

Year ended Sept. 30,                                                                     2005                      2004
Operations and distributions
Investment income (loss) -- net                                                    $   14,857,608            $   13,235,629
Net realized gain (loss) on investments                                               127,083,159                88,178,915
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                 6,222,887                16,408,745
                                                                                        ---------                ----------
Net increase (decrease) in net assets resulting from operations                       148,163,654               117,823,289
                                                                                      -----------               -----------
Distributions to shareholders from:
     Net Investment income
         Class A                                                                      (13,649,147)              (12,471,328)
         Class B                                                                         (717,862)                 (641,243)
         Class C                                                                          (45,796)                  (25,698)
         Class Y                                                                          (73,960)                  (90,957)
                                                                                          -------                   -------
Total distributions                                                                   (14,486,765)              (13,229,226)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                           97,051,445                59,151,535
     Class B shares                                                                    28,776,281                21,457,203
     Class C shares                                                                     3,414,348                 2,367,945
     Class Y shares                                                                       624,732                   342,064
Reinvestment of distributions at net asset value
     Class A shares                                                                    13,413,642                12,265,137
     Class B shares                                                                       707,777                   630,562
     Class C shares                                                                        44,634                    25,227
     Class Y shares                                                                        73,960                    90,957
Payments for redemptions
     Class A shares                                                                  (178,837,363)             (173,500,257)
     Class B shares (Note 2)                                                          (36,227,804)              (44,540,474)
     Class C shares (Note 2)                                                           (1,300,318)               (1,211,335)
     Class Y shares                                                                    (2,490,922)               (1,980,874)
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                     (74,749,588)             (124,902,310)
                                                                                      -----------              ------------
Total increase (decrease) in net assets                                                58,927,301               (20,308,247)
Net assets at beginning of year                                                       986,226,073             1,006,534,320
                                                                                      -----------             -------------
Net assets at end of year                                                          $1,045,153,374            $  986,226,073
                                                                                   ==============            ==============
Undistributed net investment income                                                $    1,043,919            $      582,982
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
49 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

RiverSource Strategic Allocation Fund (formerly AXP Managed Allocation Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Managed Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Total Return Portfolio

The Fund currently invests all of its assets in Total Return Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. Total Return Portfolio's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Sept. 30, 2005 was 99.99%.

The Fund's Board has approved the withdrawal of the Fund's assets from the Portfolio, which is expected to be completed in late 2005 or early 2006. After that date the Fund will invest directly in and manage its own portfolio of securities rather than investing in the Portfolio.

--------------------------------------------------------------------------------
50 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
51 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $90,094 and accumulated net realized loss has been increased by $90,094.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                          2005               2004

Class A
Distributions paid from:
     Ordinary income                      $13,649,147        $12,471,328
     Long-term capital gain                        --                 --
Class B
Distributions paid from:
     Ordinary income                          717,862            641,243
     Long-term capital gain                        --                 --
Class C
Distributions paid from:
     Ordinary income                           45,796             25,698
     Long-term capital gain                        --                 --
Class Y
Distributions paid from:
     Ordinary income                           73,960             90,957
     Long-term capital gain                        --                 --

At Sept. 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $   1,098,488
Accumulated long-term gain (loss)                          $(112,166,989)
Unrealized appreciation (depreciation)                     $  91,487,691

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. Effective Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declines from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

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52 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended Sept. 30, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $991,717 for Class A, $48,975 for Class B and $1,191 for Class C for the year ended Sept. 30, 2005.

During the year ended Sept. 30, 2005, the Fund's transfer agency fees were reduced by $41,273 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
53 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Sept. 30, 2005
                                              Class A           Class B          Class C           Class Y
Sold                                       10,120,999         3,045,966          360,992            65,245
Issued for reinvested distributions         1,397,456            74,291            4,678             7,709
Redeemed                                  (18,936,881)       (3,814,492)        (138,792)         (260,920)
                                          -----------        ----------         --------          --------
Net increase (decrease)                    (7,418,426)         (694,235)         226,878          (187,966)
                                           ----------          --------          -------          --------

                                                               Year ended Sept. 30, 2004
                                              Class A           Class B          Class C           Class Y
Sold                                        6,957,591         2,531,186          280,892            39,805
Issued for reinvested distributions         1,430,595            74,409            2,976            10,624
Redeemed                                  (20,307,445)       (5,291,739)        (143,074)         (226,946)
                                          -----------        ----------         --------          --------
Net increase (decrease)                   (11,919,259)       (2,686,144)         140,794          (176,517)
                                          -----------        ----------          -------          --------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Sept. 30, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $112,166,989 at Sept. 30, 2005, that if not offset by capital gains will expire as follows:

                               2010                    2011
                            $9,602,040             $102,564,949

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
54 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                       $8.73      $7.88       $6.88      $ 7.93     $10.52
                                                                           -----      -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                                 .15        .12         .15         .16        .22
Net gains (losses) (both realized and unrealized)                           1.22        .85         .99       (1.05)     (1.87)
                                                                           -----      -----       -----      ------     ------
Total from investment operations                                            1.37        .97        1.14        (.89)     (1.65)
                                                                           -----      -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                        (.14)      (.12)       (.14)       (.16)      (.22)
Distributions from realized gains                                             --         --          --          --       (.72)
                                                                           -----      -----       -----      ------     ------
Total distributions                                                         (.14)      (.12)       (.14)       (.16)      (.94)
                                                                           -----      -----       -----      ------     ------
Net asset value, end of period                                             $9.96      $8.73       $7.88      $ 6.88    $  7.93
                                                                           -----      -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $938       $886        $895        $869     $1,186
Ratio of expenses to average daily net assets(b)                           1.09%       .99%       1.03%       1.01%       .97%
Ratio of net investment income (loss) to average daily net assets          1.54%      1.37%       1.93%       1.96%      2.40%
Portfolio turnover rate (excluding short-term securities)                   134%       127%        196%        116%       152%
Total return(c)                                                           15.81%     12.31%      16.67%     (11.43%)   (16.40%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
55 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                       $8.66      $7.83       $6.83      $ 7.88     $10.44
                                                                           -----      -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                                 .07        .05         .09         .10        .15
Net gains (losses) (both realized and unrealized)                           1.22        .83         .99       (1.05)     (1.84)
                                                                           -----      -----       -----      ------     ------
Total from investment operations                                            1.29        .88        1.08        (.95)     (1.69)
                                                                           -----      -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                        (.07)      (.05)       (.08)       (.10)      (.15)
Distributions from realized gains                                             --         --          --          --       (.72)
                                                                           -----      -----       -----      ------     ------
Total distributions                                                         (.07)      (.05)       (.08)       (.10)      (.87)
                                                                           -----      -----       -----      ------     ------
Net asset value, end of period                                             $9.88      $8.66       $7.83      $ 6.83    $  7.88
                                                                           -----      -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                      $96        $90        $103        $117       $156
Ratio of expenses to average daily net assets(b)                           1.86%      1.76%       1.80%       1.78%      1.74%
Ratio of net investment income (loss) to average daily net assets           .78%       .59%       1.17%       1.19%      1.64%
Portfolio turnover rate (excluding short-term securities)                   134%       127%        196%        116%       152%
Total return(c)                                                           14.93%     11.26%      15.92%     (12.19%)   (17.01%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
56 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                       $8.65      $7.82       $6.83      $ 7.89     $10.47
                                                                           -----      -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                                 .08        .06         .09         .10        .17
Net gains (losses) (both realized and unrealized)                           1.21        .83         .99       (1.05)     (1.86)
                                                                           -----      -----       -----      ------     ------
Total from investment operations                                            1.29        .89        1.08        (.95)     (1.69)
                                                                           -----      -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                        (.08)      (.06)       (.09)       (.11)      (.17)
Distributions from realized gains                                             --         --          --          --       (.72)
                                                                           -----      -----       -----      ------     ------
Total distributions                                                         (.08)      (.06)       (.09)       (.11)      (.89)
                                                                           -----      -----       -----      ------     ------
Net asset value, end of period                                             $9.86      $8.65       $7.82      $ 6.83    $  7.89
                                                                           -----      -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                       $7         $4          $3          $1         $1
Ratio of expenses to average daily net assets(b)                           1.87%      1.77%       1.82%       1.81%      1.74%
Ratio of net investment income (loss) to average daily net assets           .78%       .58%       1.12%       1.18%      1.68%
Portfolio turnover rate (excluding short-term securities)                   134%       127%        196%        116%       152%
Total return(c)                                                           14.92%     11.36%      15.86%     (12.23%)   (16.93%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
57 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2005       2004        2003        2002       2001
Net asset value, beginning of period                                       $8.72      $7.88       $6.88      $ 7.93     $10.52
                                                                           -----      -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                                 .16        .13         .16         .18        .24
Net gains (losses) (both realized and unrealized)                           1.24        .84         .99       (1.05)     (1.87)
                                                                           -----      -----       -----      ------     ------
Total from investment operations                                            1.40        .97        1.15        (.87)     (1.63)
                                                                           -----      -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                        (.16)      (.13)       (.15)       (.18)      (.24)
Distributions from realized gains                                             --         --          --          --       (.72)
                                                                           -----      -----       -----      ------     ------
Total distributions                                                         (.16)      (.13)       (.15)       (.18)      (.96)
                                                                           -----      -----       -----      ------     ------
Net asset value, end of period                                             $9.96      $8.72       $7.88      $ 6.88    $  7.93
                                                                           -----      -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                       $4         $5          $6          $7        $10
Ratio of expenses to average daily net assets(b)                            .92%       .83%        .86%        .84%       .80%
Ratio of net investment income (loss) to average daily net assets          1.72%      1.54%       2.11%       2.13%      2.56%
Portfolio turnover rate (excluding short-term securities)                   134%       127%        196%        116%       152%
Total return(c)                                                           16.13%     12.37%      16.86%     (11.28%)   (16.26%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
58 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP MANAGED SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Strategic Allocation Fund (a series of AXP Managed Series, Inc.) as of September 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2005, and the financial highlights for each of the years in the five-year period ended September 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Strategic Allocation Fund as of September 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 21, 2005

--------------------------------------------------------------------------------
59 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Strategic Allocation Fund
Fiscal year ended Sept. 30, 2005

Class A

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          99.76%
     Dividends Received Deduction for corporations                      78.92%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.03547
March 28, 2005                                                         0.03188
June 28, 2005                                                          0.03687
Sept. 28, 2005                                                         0.03951
Total distributions                                                   $0.14373

Class B

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          99.76%
     Dividends Received Deduction for corporations                      78.92%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.01849
March 28, 2005                                                         0.01328
June 28, 2005                                                          0.01935
Sept. 28, 2005                                                         0.01888
Total distributions                                                   $0.07000

--------------------------------------------------------------------------------
60 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          99.76%
     Dividends Received Deduction for corporations                      78.92%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.01912
March 28, 2005                                                         0.01462
June 28, 2005                                                          0.02067
Sept. 28, 2005                                                         0.02291
Total distributions                                                   $0.07732

Class Y

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          99.76%
     Dividends Received Deduction for corporations                      78.92%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.03934
March 28, 2005                                                         0.03579
June 28, 2005                                                          0.04096
Sept. 28, 2005                                                         0.04387
Total distributions                                                   $0.15996

--------------------------------------------------------------------------------
61 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
62 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

                                                         Beginning             Ending            Expenses
                                                        account value      account value       paid during         Annualized
                                                        April 1, 2005      Sept. 30, 2005      the period(a)      expense ratio
Class A
         Actual(b)                                         $1,000              $1,067.90          $5.75(c)            1.11%
         Hypothetical (5% return before expenses)          $1,000              $1,019.50          $5.62(c)            1.11%
Class B
         Actual(b)                                         $1,000              $1,063.10          $9.67(c)            1.87%
         Hypothetical (5% return before expenses)          $1,000              $1,015.69          $9.45(c)            1.87%
Class C
         Actual(b)                                         $1,000              $1,063.90          $9.68(c)            1.87%
         Hypothetical (5% return before expenses)          $1,000              $1,015.69          $9.45(c)            1.87%
Class Y
         Actual(b)                                         $1,000              $1,068.80          $4.87(c)             .94%
         Hypothetical (5% return before expenses)          $1,000              $1,020.36          $4.76(c)             .94%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Sept. 30, 2005: +6.79% for Class A, +6.31% for Class B, +6.39% for Class C and +6.88% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Sept. 30, 2005, the actual expenses paid would have been $5.96 for Class A, $9.88 for Class B, $9.88 for Class C and $5.08 for Class Y; the hypothetical expenses paid would have been $5.82 for Class A, $9.65 for Class B, $9.65 for Class C and $4.96 for Class Y.

--------------------------------------------------------------------------------
63 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 11 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Arne H. Carlson                        Board member        Chair, Board Services Corporation
901 S. Marquette Ave.                  since 1999          (provides administrative services
Minneapolis, MN 55402                                      to boards); former Governor  of
Age 71                                                     Minnesota
-------------------------------------- ------------------- ------------------------------------ ------------------------
Philip J. Carroll, Jr*.                Board member        Retired Chairman and CEO,  Fluor     Scottish Power PLC,
901 S. Marquette Ave.                  since 2002          Corporation (engineering  and        Vulcan Materials
Minneapolis, MN 55402                                      construction)                        Company, Inc.
Age 67                                                                                          (construction
                                                                                                materials/chemicals)
-------------------------------------- ------------------- ------------------------------------ ------------------------
Patricia M. Flynn                      Board member        Trustee Professor of Economics and
901 S. Marquette Ave.                  since 2004          Management, Bentley College;
Minneapolis, MN 55402                                      former Dean, McCallum Graduate
Age 54                                                     School of Business, Bentley College
-------------------------------------- ------------------- ------------------------------------ ------------------------
Anne P. Jones                          Board member        Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------- ------------------------------------ ------------------------
Jeffrey Laikind                        Board member        Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.                  since 2005          Asset Management                     Insurance
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------- ------------------------------------ ------------------------
Stephen R. Lewis, Jr.                  Board member        President Emeritus and  Professor    Valmont Industries,
901 S. Marquette Ave.                  since 2002          of Economics,  Carleton College      Inc. (manufactures
Minneapolis, MN 55402                                                                           irrigation systems)
Age 65
-------------------------------------- ------------------- ------------------------------------ ------------------------
Catherine James Paglia                 Board member        Director, Enterprise Asset           Strategic
901 S. Marquette Ave.                  since 2004          Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                                      estate and asset management          (transportation,
Age 53                                                     company)                             distribution and
                                                                                                logistics consultants)
-------------------------------------- ------------------- ------------------------------------ ------------------------

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005

--------------------------------------------------------------------------------
64 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Alan K. Simpson                        Board member        Former three-term United States
1201 Sunshine Ave.                     since 1997          Senator for Wyoming
Cody, WY 82414
Age 74
-------------------------------------- ------------------- ------------------------------------ ------------------------
Alison Taunton-Rigby                   Board member        Chief Executive Officer,             Hybridon, Inc.
901 S. Marquette Ave.                  since 2002          RiboNovix, Inc. since 2003           (biotechnology)
Minneapolis, MN 55402                                      (biotechnology); former President,
Age 61                                                     Forester Biotech
-------------------------------------- ------------------- ------------------------------------ ------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
William F. Truscott                    Board member        President - U.S. Asset Management
53600 Ameriprise Financial Center      since 2001,  Vice   and Chief Investment Officer of
Minneapolis, MN 55474                  President  since    Ameriprise Financial, Inc. and
Age 45                                 2002                President, Chairman of the Board
                                                           and Chief Investment Officer of
                                                           RiverSource Investments, LLC
                                                           since 2005. Senior Vice President
                                                           - Chief Investment Officer of
                                                           Ameriprise Financial, Inc. and
                                                           Chairman of the Board and Chief
                                                           Investment Officer of RiverSource
                                                           Investments, LLC, 2001-2005;
                                                           former Chief Investment Officer
                                                           and Managing Director, Zurich
                                                           Scudder
-------------------------------------- ------------------- ------------------------------------ ------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
65 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

Fund Officers

Name, address, age                     Position held       Principal occupation during past     Other directorships
                                       with Fund and       five years
                                       length of service
-------------------------------------- ------------------- ------------------------------------ ------------------------
Jeffrey P. Fox                         Treasurer           Vice President - Investment
105 Ameriprise Financial Center        since 2002          Accounting, Ameriprise Financial,
Minneapolis, MN 55474                                      Inc., since 2002; Vice President -
Age 50                                                     Finance, American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, Ameriprise
                                                           Financial, Inc., 1996-2000
-------------------------------------- ------------------- ------------------------------------ ------------------------
Paula R. Meyer                         President           Senior Vice President - Mutual
596 Ameriprise Financial Center        since 2002          Funds, Ameriprise Financial,
Minneapolis, MN 55474                                      Inc.,  since 2002 and Senior Vice
Age 51                                                     President, RiverSource
                                                           Investments, LLC since 2004; Vice
                                                           President  and Managing Director
                                                           -  American Express Funds,
                                                           Ameriprise Financial, Inc.,
                                                           2000-2002; Vice President,
                                                           Ameriprise Financial, Inc.,
                                                           1998-2000
-------------------------------------- ------------------- ------------------------------------ ------------------------
Leslie L. Ogg                          Vice President,     President of Board Services
901 S. Marquette Ave.                  General Counsel,    Corporation
Minneapolis, MN 55402                  and Secretary
Age 67                                 since 1978
-------------------------------------- ------------------- ------------------------------------ ------------------------
Beth E. Weimer                         Chief Compliance    Vice President and Chief
172 Ameriprise Financial Center        Officer since 2004  Compliance Officer, Ameriprise
Minneapolis, MN 55474                                      Financial, Inc., since 2001 and
Age 52                                                     Chief Compliance Officer,
                                                           RiverSource Investments, LLC
                                                           since 2005; Vice President and
                                                           Chief Compliance Officer - Asset
                                                           Management and Insurance,
                                                           Ameriprise Financial Services,
                                                           Inc., since 2001; Partner, Arthur
                                                           Andersen Regulatory Risk
                                                           Services,  1998-2001
-------------------------------------- ------------------- ------------------------------------ ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
66 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial; formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of service received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year. A detailed discussion of the Board's considerations and determinations is provided below under "Board Considerations Related to Renewal of IMS Agreement for an Interim Period."

While it was expected that the spin-off would not result in an "assignment" of the IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the Fund prior to the spin-off. In light of the need to consider new contracts, the Board also determined to review, and consider where appropriate, making changes to the current terms of the IMS Agreement.

--------------------------------------------------------------------------------
67 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider proposed new contracts for the Fund. At a meeting of the Board held on Sept 8, 2005, the Board, including all of its independent members, approved, and recommended shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the new agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. A detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement is provided below under "Board Considerations Related to the New IMS Agreement."

Board Considerations Related to Renewal of IMS Agreement for an Interim Period

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that, over time, the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, Ameriprise Financial provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and Ameriprise Financial's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by Ameriprise Financial, noting the existence of a pricing philosophy, established by the Board and Ameriprise Financial, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing
(i) a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and (ii) the Fund's contribution to Ameriprise Financial's profitability. The Board determined that the total expense ratio of the Fund is below median of its comparison group.

The Board considered the economies of scale that might be realized by Ameriprise Financial as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees Ameriprise Financial charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a

--------------------------------------------------------------------------------
68 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT large mutual fund family. The Board also considered the profitability realized by Ameriprise Financial and its affiliates from its relationship with the Fund. The Board took into account the services acquired by Ameriprise Financial through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that Ameriprise Financial's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit Ameriprise Financial to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to Ameriprise Financial under the IMS Agreement were fair and reasonable and determined to approve renewal of the IMS Agreement for the interim period.

Board Considerations Related to Approval of New IMS Agreement

For the six months following the April 2005 meeting, the Board evaluated whether to approve the New IMS Agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the New IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB) to assist it in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.)

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded

--------------------------------------------------------------------------------
69 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment.) The Board considered that advisory fees would increase under the New IMS Agreement but that the total expense ratio would remain below the median. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

--------------------------------------------------------------------------------
70 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
71 -- RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for Growth & Income Trust were as follows:

                        2005 - $134,500;                      2004 - $128,000

(b) Audit - Related Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for Growth & Income Trust were as follows:

                        2005 - None;                          2004 - None

(c) Tax Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for tax compliance related services for Growth & Income Trust were as follows:

                        2005 - $16,790;                       2004 - $15,900

(d) All Other Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for additional professional services rendered in connection to proxy filing for Growth & Income Trust were as follows:

                        2005 - None;                          2004 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Sept. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - $103,790;                      2004 - $142,800

         The fees paid for the years ended Sept. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $87,000;                       2004 - $126,900

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.


 *2004 represents bills paid 10/1/03 - 9/30/04
  2005 represents bills paid 10/1/04 - 9/30/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  Growth and Income Trust


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2005




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2005